UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8326

MFS Variable Insurance Trust

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® INVESTMENT MANAGEMENT

MFS® Research Series

MFS® Variable Insurance Trust
Annual report

12/31/08
VFR-ANN

MFS® RESEARCH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	2.8%
Danaher Corp.	2.6%
PepsiCo, Inc.	2.5%
Chevron Corp.	2.5%
Exxon Mobil Corp.	2.4%
Wells Fargo & Co.	2.2%
AT&T, Inc.	2.1%
Philip Morris International, Inc.	2.0%
Coca-Cola Co.	2.0%
Hewlett-Packard Co.	1.9%

Equity sectors
Financial Services	13.8%
Technology (s)	13.4%
Health Care	12.8%
Energy	11.4%
Consumer Staples	10.7%
Retailing (s)	9.8%
Utilities & Communications	8.8%
Industrial Goods & Services	6.9%
Autos & Housing	2.7%
Basic Materials	2.0%
Special Products & Services	1.9%
Leisure	1.6%
Transportation	1.4%

(s)	Equity Sector percentages combine both Common Stocks & Securities Sold Short.

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Research Series (the “fund”) provided a total return of –36.09%, while Service Class shares of the fund provided a total return of –36.25%. These returns include the impact of a material class action settlement received by the fund during the reporting period (see Performance Summary for details). The fund’s returns compare with a return of –37.00% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Strong stock selection in the financial services sector was a principal factor that contributed to performance relative to the Standard & Poor’s 500 Stock Index. In particular, avoiding poor-performing insurance firm, American International Group (AIG), and financial services firms, Citigroup and Wachovia, had a positive impact on results as the shares of these companies suffered amid the current turmoil in the financial markets.

Security selection, and to a lesser extent, an underweighted position in the industrial goods and services sector were another positive area of relative performance. Not owning weak-performing diversified industrial conglomerate General Electric benefited relative results.

A combination of stock selection and an overweighted position in the retailing sector also contributed to relative returns. Among the fund’s top relative contributors were aftermarket automotive parts company O’Reilly Automotive (aa) and discount retailer Family Dollar Stores (g). We believe that shares of Family Dollar Stores gained on improved sales and benefited from its ability to control costs.

Individual securities in other sectors that helped relative results included education services company ITT Educational Services (aa)(g), credit card company Visa (aa)(g), and biotech firm Genzyme. Shares of Genzyme fared better than the sector overall due to strong sales growth in its drug products, particularly a significant jump, in the latter part of the reporting period, in sales of its rare genetic disorder drug Myozyme.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

3

Management Review – continued

Detractors from Performance

Stock selection in the health care sector was the principal detractor from the fund’s relative performance. The fund’s positioning in health insurance provider CIGNA (g) held back results as we held this stock while its respective price significantly declined. Our underweighted position in diversified medical products maker Johnson & Johnson was another relative detractor within this sector.

Security selection in the technology sector also had a negative impact on relative returns. Electronics services provider Flextronics (Singapore) (aa) and flash memory storage products maker SanDisk were top relative detractors within this sector. Shares of SanDisk declined as the economy worsened, resulting in softer sales. In addition, Samsung Electronics, which had bid for SanDisk, withdrew its offer after it was rejected by management as inadequate.

Stock selection in the energy sector hindered relative results. Our underweighted position in integrated oil and gas company Exxon Mobil, which outperformed the benchmark over the reporting period, dampened relative performance.

Elsewhere, mining company Teck Cominco (Canada) (aa), banking operator Bank of America, molten and ingot aluminum maker Century Aluminum (aa)(g), high-end department store Nordstrom, and electronics and electrical engineering company Siemens (Germany) (aa) were among the fund’s top relative detractors.

Respectfully,

Joseph MacDougall	Katrina Mead
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective May 1, 2008, Joseph MacDougall became a co-manager of the fund.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/26/95	(36.09)%	(0.03)%	(1.35)%
Service Class	5/01/00	(36.25)%	(0.28)%	(1.54)%

Comparative Benchmark

Standard & Poor’s 500 Stock Index (f)	(37.00)%	(2.19)%	(1.38)%

(f)	Source: FactSet Research Systems Inc.

Included in the Initial Class and Service Class total returns for the year ended December 31, 2008 are proceeds received from a non-recurring litigation settlement with Enron Corp., had these proceeds not been included the 1-yr total returns would have each been lower by approximately 0.82%.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.92%	$1,000.00	$705.69	$3.94
	Hypothetical (h)	0.92%	$1,000.00	$1,020.51	$4.67
Service Class	Actual	1.17%	$1,000.00	$704.78	$5.01
	Hypothetical (h)	1.17%	$1,000.00	$1,019.25	$5.94

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.9%
Aerospace – 2.0%
Lockheed Martin Corp.	26,760	$2,249,977
United Technologies Corp.	19,930	1,068,248

		$3,318,225

Alcoholic Beverages – 0.6%
Molson Coors Brewing Co.	18,780	$918,718

Apparel Manufacturers – 1.1%
Li & Fung Ltd.	146,000	$250,172
NIKE, Inc., “B”	29,980	1,528,980

		$1,779,152

Biotechnology – 1.4%
Genzyme Corp. (a)	33,110	$2,197,511

Broadcasting – 0.5%
Walt Disney Co.	34,780	$789,158

Brokerage & Asset Managers – 1.2%
Affiliated Managers Group, Inc. (a)	13,670	$573,046
Deutsche Boerse AG	7,740	563,722
Invesco Ltd.	54,860	792,178

		$1,928,946

Business Services – 0.8%
MasterCard, Inc., “A”	9,160	$1,309,239

Cable TV – 1.1%
Comcast Corp., “Special A”	78,610	$1,269,552
Time Warner Cable, Inc., “A” (a)	26,870	576,362

		$1,845,914

Chemicals – 1.1%
3M Co.	21,880	$1,258,975
PPG Industries, Inc.	14,020	594,869

		$1,853,844

Computer Software – 3.1%
MicroStrategy, Inc., “A” (a)	18,750	$696,188
Oracle Corp. (a)	147,650	2,617,835
VeriSign, Inc. (a)	87,450	1,668,546

		$4,982,569

Computer Software – Systems – 3.7%
Apple, Inc. (a)	33,850	$2,889,098
Hewlett-Packard Co.	84,490	3,066,142

		$5,955,240

Conglomerates – 1.1%
Siemens AG	24,550	$1,838,806

Construction – 2.7%
Pulte Homes, Inc.	161,170	$1,761,588
Sherwin-Williams Co.	14,100	842,475
Stanley Works	51,400	1,752,740

		$4,356,803

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Goods & Services – 1.1%
Colgate-Palmolive Co.	25,270	$1,732,006

Electrical Equipment – 3.4%
Danaher Corp.	73,410	$4,155,740
Rockwell Automation, Inc.	41,150	1,326,676

		$5,482,416

Electronics – 4.3%
ASML Holding N.V.	45,540	$822,908
Flextronics International Ltd. (a)	362,820	928,819
Intel Corp.	165,770	2,430,188
MEMC Electronic Materials, Inc. (a)	34,850	497,658
National Semiconductor Corp.	131,030	1,319,472
SanDisk Corp. (a)	95,440	916,224

		$6,915,269

Energy – Independent – 3.5%
Apache Corp.	11,910	$887,652
Devon Energy Corp.	18,040	1,185,408
EOG Resources, Inc.	13,660	909,483
Occidental Petroleum Corp.	13,770	826,062
Ultra Petroleum Corp. (a)	11,590	399,971
XTO Energy, Inc.	40,892	1,442,261

		$5,650,837

Energy – Integrated – 6.4%
Chevron Corp. (s)	55,320	$4,092,020
Exxon Mobil Corp.	48,900	3,903,687
Hess Corp.	15,370	824,447
Royal Dutch Shell PLC, ADR	15,350	812,629
TOTAL S.A.	15,300	834,120

		$10,466,903

Engineering – Construction – 1.0%
Fluor Corp.	35,830	$1,607,692

Food & Beverages – 6.3%
Coca-Cola Co.	71,460	$3,234,994
Groupe Danone	14,301	863,136
J.M. Smucker Co.	16,331	708,112
Nestle S.A.	32,789	1,292,299
PepsiCo, Inc. (s)	75,600	4,140,612

		$10,239,153

Food & Drug Stores – 1.8%
CVS Caremark Corp.	77,100	$2,215,854
Kroger Co.	26,650	703,827

		$2,919,681

General Merchandise – 2.8%
Kohl’s Corp. (a)	29,830	$1,079,846
Target Corp.	23,000	794,190
Wal-Mart Stores, Inc.	47,930	2,686,956

		$4,560,992

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Health Maintenance Organizations – 0.9%
WellPoint, Inc. (a)	35,150	$1,480,870

Insurance – 3.6%
ACE Ltd.	24,060	$1,273,255
Chubb Corp.	32,420	1,653,420
MetLife, Inc.	82,520	2,876,647

		$5,803,322

Internet – 1.5%
Google, Inc., “A” (a)	7,840	$2,411,976

Machinery & Tools – 0.5%
GEA Group AG	47,070	$807,094

Major Banks – 9.0%
Bank of America Corp.	159,820	$2,250,266
Bank of New York Mellon Corp.	70,699	2,002,903
JPMorgan Chase & Co. (s)	143,400	4,521,402
State Street Corp.	55,530	2,183,995
Wells Fargo & Co.	123,800	3,649,624

		$14,608,190

Medical & Health Technology & Services – 1.8%
DaVita, Inc. (a)	15,640	$775,275
Patterson Cos., Inc. (a)	65,240	1,223,250
VCA Antech, Inc. (a)	48,840	970,939

		$2,969,464

Medical Equipment – 3.9%
Medtronic, Inc.	85,170	$2,676,041
Waters Corp. (a)	47,670	1,747,106
Zimmer Holdings, Inc. (a)	48,320	1,953,094

		$6,376,241

Metals & Mining – 0.4%
BHP Billiton PLC	17,020	$320,604
Cameco Corp.	23,210	400,373

		$720,977

Natural Gas – Distribution – 0.9%
Equitable Resources, Inc.	23,990	$804,865
Sempra Energy	14,280	608,756

		$1,413,621

Natural Gas – Pipeline – 0.5%
Williams Cos., Inc.	55,780	$807,694

Network & Telecom – 0.6%
Research in Motion Ltd. (a)	24,176	$981,062

Oil Services – 1.5%
Halliburton Co.	38,520	$700,294
Noble Corp.	46,320	1,023,209
Transocean, Inc. (a)	14,950	706,388

		$2,429,891

Personal Computers & Peripherals – 0.7%
NetApp, Inc. (a)	80,000	$1,117,600

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 4.8%
Allergan, Inc.	32,690	$1,318,061
Johnson & Johnson	18,030	1,078,735
Merck & Co., Inc.	90,130	2,739,952
Schering-Plough Corp.	74,920	1,275,888
Wyeth	38,320	1,437,383

		$7,850,019

Precious Metals & Minerals – 0.1%
Teck Cominco Ltd., “B”	48,340	$235,728

Specialty Chemicals – 0.4%
Praxair, Inc.	10,730	$636,933

Specialty Stores – 4.3%
Abercrombie & Fitch Co., “A”	39,230	$905,036
Dick’s Sporting Goods, Inc. (a)	52,760	744,444
Nordstrom, Inc.	98,380	1,309,438
O’Reilly Automotive, Inc. (a)	34,570	1,062,682
PetSmart, Inc.	56,080	1,034,676
Staples, Inc.	70,120	1,256,550
Tiffany & Co.	32,030	756,869

		$7,069,695

Telecommunications – Wireless – 0.5%
Cellcom Israel Ltd.	4,900	$108,290
Rogers Communications, Inc., “B”	21,680	652,134

		$760,424

Telephone Services – 2.9%
AT&T, Inc.	120,720	$3,440,520
BCE, Inc.	21,580	442,174
Verizon Communications, Inc.	22,620	766,818

		$4,649,512

Tobacco – 2.7%
Lorillard, Inc.	19,990	$1,126,437
Philip Morris International, Inc.	75,570	3,288,051

		$4,414,488

Trucking – 1.4%
FedEx Corp.	35,500	$2,277,325

Utilities – Electric Power – 4.0%
AES Corp. (a)	22,850	$188,284
Allegheny Energy, Inc.	20,460	692,776
American Electric Power Co., Inc.	36,090	1,201,075
CMS Energy Corp.	75,320	761,485
FirstEnergy Corp.	14,360	697,609
NRG Energy, Inc. (a)	43,560	1,016,255
PPL Corp.	39,870	1,223,610
Public Service Enterprise Group, Inc.	27,160	792,257

		$6,573,351

Total Common Stocks (Identified Cost, $217,675,141)		$159,044,551

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

REPURCHASE AGREEMENTS – 1.4%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $1,963,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$1,963,000	$1,963,000
Morgan Stanley, 0.02%, dated 12/31/08, due 1/02/09, total to be received $221,000.24 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	221,000	221,000

Total Repurchase Agreements, at Cost		$2,184,000

Total Investments (Identified Cost, $219,859,141)		$161,228,551

Issuer	Shares/Par	Value ($)

SECURITIES SOLD SHORT – (0.7)%
Costco Wholesale Corp.	(7,300)	$(383,250)
Xilinx, Inc.	(38,900)	(693,198)

Total Securities Sold Short (Proceeds Received, $1,045,673)		$(1,076,448)

OTHER ASSETS, LESS LIABILITIES – 1.4%		2,316,239

Net Assets – 100.0%		$162,468,342

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2008, the value of securities pledged amounted to $805,346.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $219,859,141)	$161,228,551
Cash	399
Deposits with brokers for securities sold short	1,045,673
Receivable for investments sold	792,623
Receivable for fund shares sold	1,031,118
Interest and dividends receivable	268,908
Other assets	3,856
Total assets		$164,371,128
Liabilities
Securities sold short, at value (proceeds received, $1,045,673)	$1,076,448
Payable for investments purchased	699,422
Payable for fund shares reacquired	28,773
Payable to affiliates
Management fee	6,437
Shareholder servicing costs	480
Distribution fees	172
Administrative services fee	96
Payable for independent trustees’ compensation	91
Accrued expenses and other liabilities	90,867
Total liabilities		$1,902,786
Net assets		$162,468,342
Net assets consist of
Paid-in capital	$472,780,815
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(58,661,813)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(254,103,109)
Undistributed net investment income	2,452,449
Net assets		$162,468,342
Shares of beneficial interest outstanding		12,605,267
Initial Class shares
Net assets	$149,517,333
Shares outstanding	11,594,671
Net asset value per share		$12.90
Service Class shares
Net assets	$12,951,009
Shares outstanding	1,010,596
Net asset value per share		$12.82

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$4,513,383
Interest	199,166
Foreign taxes withheld	(70,191)
Total investment income		$4,642,358
Expenses
Management fee	$1,816,057
Distribution fees	44,349
Shareholder servicing costs	49,183
Administrative services fee	44,262
Independent trustees’ compensation	11,362
Custodian fee	64,483
Shareholder communications	69,850
Auditing fees	48,905
Legal fees	5,276
Miscellaneous	27,493
Total expenses		$2,181,220
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(1,276)
Net expenses		$2,179,942
Net investment income		$2,462,416
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (s)	$(21,511,761)
Written option transactions	102,593
Foreign currency transactions	11,206
Net realized gain (loss) on investments and foreign currency transactions		$(21,397,962)
Change in unrealized appreciation (depreciation)
Investments	$(79,501,549)
Securities sold short	(30,775)
Translation of assets and liabilities in foreign currencies	(642)
Net unrealized gain (loss) on investments and foreign currency translation		$(79,532,966)
Net realized and unrealized gain (loss) on investments and foreign currency		$(100,930,928)
Change in net assets from operations		$(98,468,512)

(s)	Includes proceeds received from a non-recurring cash settlement in the amount of $1,266,617 from a litigation settlement against Enron Corp.

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$2,462,416	$1,324,320
Net realized gain (loss) on investments and foreign currency transactions	(21,397,962)	36,536,979
Net unrealized gain (loss) on investments and foreign currency translation	(79,532,966)	(1,427,722)
Change in net assets from operations	$(98,468,512)	$36,433,577
Distributions declared to shareholders
From net investment income
Initial Class	$(1,264,745)	$(1,919,641)
Service Class	(48,106)	(88,798)
Total distributions declared to shareholders	$(1,312,851)	$(2,008,439)
Change in net assets from fund share transactions	$(40,205,384)	$(16,245,578)
Total change in net assets	$(139,986,747)	$18,179,560
Net assets
At beginning of period	302,455,089	284,275,529
At end of period (including undistributed net investment income of $2,452,449 and $1,312,369, respectively)	$162,468,342	$302,455,089

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$20.28		$18.04	$16.41	$15.30	$13.35
Income (loss) from investment operations
Net investment income (d)	$0.18		$0.09	$0.12	$0.07	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(7.47)		2.28	1.59	1.11	2.04
Total from investment operations	$(7.29)		$2.37	$1.71	$1.18	$2.10
Less distributions declared to shareholders
From net investment income	$(0.09)		$(0.13)	$(0.08)	$(0.07)	$(0.15)
Net asset value, end of period	$12.90		$20.28	$18.04	$16.41	$15.30
Total return (%) (k)(r)(s)	(36.09	)(t)	13.20	10.48	7.80	15.85	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88		0.88	0.90	0.93	0.88
Expenses after expense reductions (f)	0.88		0.88	0.89	0.93	0.88
Net investment income	1.04		0.46	0.71	0.47	0.47
Portfolio turnover	123		87	90	93	118
Net assets at end of period (000 Omitted)	$149,517		$281,339	$267,602	$289,472	$339,259

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class	Years ended 12/31
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$20.16		$17.94	$16.33	$15.23	$13.30
Income (loss) from investment operations
Net investment income (d)	$0.13		$0.05	$0.09	$0.04	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(7.42)		2.26	1.57	1.11	2.02
Total from investment operations	$(7.29)		$2.31	$1.66	$1.15	$2.05
Less distributions declared to shareholders
From net investment income	$(0.05)		$(0.09)	$(0.05)	$(0.05)	$(0.12)
Net asset value, end of period	$12.82		$20.16	$17.94	$16.33	$15.23
Total return (%) (k)(r)(s)	(36.25	)(t)	12.93	10.20	7.57	15.57	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14		1.13	1.14	1.19	1.13
Expenses after expense reductions (f)	1.13		1.13	1.14	1.19	1.13
Net investment income	0.78		0.23	0.51	0.23	0.21
Portfolio turnover	123		87	90	93	118
Net assets at end of period (000 Omitted)	$12,951		$21,116	$16,674	$13,533	$9,424

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the accrual was recorded.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have each been lower by approximately 0.82%.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by a third party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by a third party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

15

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (a)	$151,448,321	$8,703,782	$—	$160,152,103
Other Financial Instruments	$—	$—	$—	$—

(a)	Level 1 is net of securities sold short, at value in the amount of $1,076,448

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include written options and purchased options.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows.

Written Options – The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium

16

Notes to Financial Statements – continued

received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these contracts.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	938	186,458
Options closed	(725)	(170,596)
Options expired	(213)	(15,862)
Outstanding, end of period	—	$—

Purchased Options – The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2008, the fund did not incur any of these expenses. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. The fund was a participant in litigation against Enron Corp. On December 26, 2008, the fund received a cash settlement in the amount of $1,266,617.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains

17

Notes to Financial Statements – continued

subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$1,312,851	$2,008,439

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$220,902,542
Gross appreciation	3,051,714
Gross depreciation	(62,725,705)
Net unrealized appreciation (depreciation)	$(59,673,991)
Undistributed ordinary income	2,452,449
Capital loss carryforwards	(252,594,475)
Other temporary differences	(496,456)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(69,573,625)
12/31/10	(162,851,213)
12/31/16	(20,169,637)
$(252,594,475)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement terminated on December 31, 2008. For the year ended December 31, 2008, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

Effective January 1, 2009, the investment advisory agreement has been amended such that the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates

18

Notes to Financial Statements – continued

of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $48,354, which equated to 0.0200% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $829.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0183% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,104 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,276, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $298,879,453 and $336,272,652, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,931,871	$54,152,673	2,497,898	$48,381,164
Service Class	183,327	3,184,432	212,610	4,135,391
	3,115,198	$57,337,105	2,710,508	$52,516,555
Shares issued to shareholders in reinvestment of distributions
Initial Class	66,741	$1,264,745	101,892	$1,919,641
Service Class	2,551	48,106	4,733	88,798
	69,292	$1,312,851	106,625	$2,008,439
Shares reacquired
Initial Class	(5,275,210)	$(95,094,385)	(3,559,798)	$(68,846,214)
Service Class	(222,743)	(3,760,955)	(99,215)	(1,924,358)
	(5,497,953)	$(98,855,340)	(3,659,013)	$(70,770,572)
Net change
Initial Class	(2,276,598)	$(39,676,967)	(960,008)	$(18,545,409)
Service Class	(36,865)	(528,417)	118,128	2,299,831
	(2,313,463)	$(40,205,384)	(841,880)	$(16,245,578)

19

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $1,239 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

21

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

22

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

23

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Joseph MacDougall Katrina Mead

24

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series’ total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Series’ substandard relative performance at the time of their contract review meetings in 2007, they had met at each of their regular meetings since then with MFS’ senior investment management

25

Board Review of Investment Advisory Agreement – continued

personnel to discuss the Series’ performance and MFS’ efforts to improve the Series’ performance. The independent Trustees further noted that the Series’ relative performance for the one-year period ended December 31, 2007 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data, the Series’ effective advisory fee rate was approximately at the Lipper expense group median and the Series’ total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is currently subject to the breakpoint described above, and that MFS has agreed to amend the Series’ investment advisory agreement to reflect such breakpoint effective January 1, 2009. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

26

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

MFS INVESTMENT MANAGEMENT

MFS® Research International Series

MFS® Variable Insurance Trust

Annual report

12/31/08

VRI-ANN

MFS® RESEARCH INTERNATIONAL SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE  • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	3.2%
Nestle S.A.	3.0%
E.ON AG	2.6%
TOTAL S.A.	2.4%
Royal Dutch Shell PLC, “A”	2.3%
Vodafone Group PLC	2.1%
Intesa Sanpaolo S.p.A.	2.0%
Akzo Nobel N.V.	2.0%
AXA	1.9%
Siemens AG	1.8%

Equity sectors
Financial Services	21.5%
Utilities & Communications	11.9%
Energy	10.8%
Health Care	9.7%
Consumer Staples	8.0%
Basic Materials	7.8%
Technology	7.1%
Retailing	5.1%
Industrial Goods & Services	4.4%
Transportation	3.4%
Special Products & Services	3.0%
Autos & Housing	3.0%
Leisure	2.4%

Country weightings
Japan	17.9%
France	11.8%
United Kingdom	11.2%
Germany	10.8%
Switzerland	10.3%
Italy	5.6%
Netherlands	4.2%
Spain	3.0%
China	2.9%
Other Countries	22.3%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Research International Series (the “fund”) provided a total return of –42.39%, while Service Class shares of the fund provided a total return of –42.52%. These compare with a return of –43.06% for the fund’s benchmark, the MSCI EAFE Index. The fund’s other benchmark, the MSCI All Country World (ex-US) Index, generated a return of –45.24% over the reporting period.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Stock selection in the basic materials sector was a contributor to performance relative to the MSCI EAFE Index. Not owning mining operator Rio Tinto (United Kingdom) for most of the forth quarter bolstered relative results as the company’s shares experienced significant decline during that period.

Although stock selection in the industrial goods and services sector also boosted relative performance, no individual stocks within this sector were among the fund’s top contributors.

Elsewhere, holdings of pharmaceutical company Roche Holding (Switzerland), parcel delivery service company Yamato Holdings (Japan), railway service operator East Japan Railway, and biopharmaceutical company Actelion (Switzerland) aided performance relative to the benchmark. Shares of Actelion delivered positive returns as the company’s revenue rose, in part, due to the robust sales growth of its pulmonary arterial hypertension drug Tracleer. The fund’s positioning in pharmaceutical company Astellas Pharma (g) (Japan), fashion distributor Industria de Diseno Textil (Spain), and telecommunications company KDDI Corp. (Japan) had a positive impact on relative performance. The fund held these securities for part of the reporting period, during which these stocks outperformed the benchmark. The fund also benefitted from selling off banking firm Royal Bank of Scotland (g) prior to the stock’s precipitous decline.

During the reporting period, currency exposure was a positive factor for the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

3

Management Review – continued

Detractors from Performance

Stock selection in the financial services sector was the primary detractor from relative performance during the reporting period. In this sector, banking and financial services firms, Anglo Irish Bank (g), Barclays (United Kingdom), Bank of Cyprus (aa), and BNP Paribas (France), were among the top relative detractors as these companies underperformed the benchmark. Shares of France’s largest bank, BNP Paribas, declined as the company lowered its earnings estimates because of losses in equity and fixed income derivatives. Our positions in banking firms, Erste Group Bank (g) (Germany), Intesa Sanpaolo (Italy), and BOC Hong Kong Holdings (g), held back relative performance as all three experienced declines during the periods in which the fund held them.

Although a combination of an underweighted position and stock selection in the utilities and communications sector hampered relative performance, no individual stocks within this sector were among the fund’s top detractors.

Holdings of information technology services provider Satyam Computer Services (aa)(g) (India) had a negative impact on relative results. Not owning automobile manufacturer Volkswagen (Germany) and integrated oil company BP PLC (United Kingdom) hurt relative performance as both companies outperformed the benchmark.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment (t)

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	Life (t)
Initial Class	4/29/05	(42.39)%	(0.35)%
Service Class	4/29/05	(42.52)%	(0.63)%

Comparative Benchmarks

MSCI EAFE Index (f)	(43.06)%	(1.54)%
MSCI All Country World (ex-US) Index (f)	(45.24)%	(0.56)%

(f)	Source: FactSet Research Systems, Inc.

(t)	For the period from the commencement of the fund’s investment operations, April 29, 2005, through the stated period end.

Benchmark Definitions

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

MSCI All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	1.10%	$1,000.00	$636.82	$4.53
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58
Service Class	Actual	1.35%	$1,000.00	$636.17	$5.55
	Hypothetical (h)	1.35%	$1,000.00	$1,018.35	$6.85

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.1%
Airlines – 0.1%
Grupo Aeroportuario del Pacifico S.A. de C.V., ADR	8,670	$199,583

Alcoholic Beverages – 0.8%
Heineken N.V.	34,520	$1,060,578

Apparel Manufacturers – 2.1%
Li & Fung Ltd.	442,000	$757,369
LVMH Moet Hennessy Louis Vuitton S.A.	30,730	2,064,630

		$2,821,999

Automotive – 0.9%
Bridgestone Corp.	46,400	$696,873
Compagnie Generale des Etablissements Michelin	10,450	547,937

		$1,244,810

Biotechnology – 0.8%
Actelion Ltd. (a)	19,579	$1,102,715

Broadcasting – 2.4%
Grupo Televisa S.A., ADR	78,560	$1,173,686
WPP Group PLC	360,176	2,099,553

		$3,273,239

Brokerage & Asset Managers – 1.8%
Daiwa Securities Group, Inc.	313,000	$1,865,313
Deutsche Boerse AG	8,710	634,369

		$2,499,682

Business Services – 0.7%
Mitsubishi Corp.	72,000	$1,010,768

Computer Software – 0.9%
SAP AG	35,340	$1,266,555

Computer Software – Systems – 1.1%
Acer, Inc.	695,000	$911,234
Cap Gemini S.A.	15,920	613,610

		$1,524,844

Conglomerates – 2.3%
Keppel Corp. Ltd.	237,000	$718,315
Siemens AG	33,360	2,498,679

		$3,216,994

Construction – 2.1%
Corporacion Moctezuma S.A. de C.V.	63,700	$98,895
CRH PLC	43,730	1,103,643
Duratex S.A., IPS	31,700	200,743
Geberit AG	12,205	1,314,860
Urbi Desarrollos Urbanos S.A. de C.V. (a)	174,780	239,923

		$2,958,064

Consumer Goods & Services – 1.4%
Beiersdorf AG	12,430	$739,470
Hengan International Group Co. Ltd.	188,000	604,010
Kimberly-Clark de Mexico S.A. de C.V., “A”	171,740	564,881

		$1,908,361

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Containers – 1.5%
Brambles Ltd.	387,040	$2,011,114

Electrical Equipment – 1.5%
LS Industrial Systems Co. Ltd. (a)	20,690	$826,164
Schneider Electric S.A.	16,079	1,201,043

		$2,027,207

Electronics – 4.5%
ASML Holding N.V.	47,228	$842,788
Konica Minolta Holdings, Inc.	130,000	1,007,341
Ricoh Co. Ltd.	137,000	1,744,746
Samsung Electronics Co. Ltd.	2,068	750,928
Taiwan Semiconductor Manufacturing Co. Ltd.	796,000	1,089,509
Tokyo Electron Ltd.	20,400	716,413

		$6,151,725

Energy – Independent – 1.5%
CNOOC Ltd.	500,000	$475,145
INPEX Corp.	136	1,074,475
Tullow Oil PLC	51,607	493,847

		$2,043,467

Energy – Integrated – 9.0%
Chevron Corp.	8,360	$618,389
Eni S.p.A.	98,370	2,330,964
Marathon Oil Corp.	18,740	512,726
OAO Gazprom, ADR	27,120	386,460
Petroleo Brasileiro S.A., ADR	27,070	662,944
Royal Dutch Shell PLC, “A”	121,480	3,175,526
Statoil A.S.A.	84,700	1,395,032
TOTAL S.A.	61,140	3,333,210

		$12,415,251

Engineering – Construction – 0.4%
JGC Corp.	38,000	$571,724

Food & Beverages – 4.9%
Groupe Danone	32,598	$1,967,451
Nestle S.A.	105,673	4,164,845
Unilever N.V.	28,010	678,686

		$6,810,982

Food & Drug Stores – 0.5%
Lawson, Inc.	11,100	$640,160

Insurance – 2.6%
AXA	114,570	$2,554,304
QBE Insurance Group Ltd.	56,430	1,025,761

		$3,580,065

Internet – 0.0%
Universo Online S.A., IPS	17,700	$56,113

Machinery & Tools – 2.5%
Assa Abloy AB, “B”	105,330	$1,195,124
Bucyrus International, Inc.	45,810	848,401
Glory Ltd.	72,600	1,419,962

		$3,463,487

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 9.2%
Barclays PLC	487,719	$1,099,525
BNP Paribas	45,873	1,928,913
Hang Seng Bank Ltd.	46,100	608,869
Intesa Sanpaolo S.p.A.	782,677	2,819,149
Overseas-Chinese Banking Corp. Ltd.	194,000	675,921
Standard Bank Group Ltd.	99,721	903,466
Standard Chartered PLC	117,114	1,497,105
Sumitomo Mitsui Financial Group, Inc.	406	1,758,695
Unibanco – Uniao de Bancos Brasileiros S.A., ADR	21,960	1,419,055

		$12,710,698

Metals & Mining – 2.3%
BHP Billiton PLC	126,540	$2,383,619
Rio Tinto Ltd.	39,330	852,156

		$3,235,775

Natural Gas – Distribution – 1.8%
Gaz de France	41,420	$2,051,409
Tokyo Gas Co. Ltd.	88,000	445,938

		$2,497,347

Network & Telecom – 0.6%
Nokia Oyj	52,270	$810,338

Oil Services – 0.3%
Saipem S.p.A.	27,940	$469,151

Other Banks & Diversified Financials – 7.9%
Aeon Credit Service Co. Ltd.	107,600	$1,138,418
Bank of Cyprus Public Co. Ltd.	203,537	762,355
Chiba Bank Ltd.	158,000	987,199
China Construction Bank	3,984,000	2,204,697
CSU Cardsystem S.A. (a)	67,750	66,820
HDFC Bank Ltd., ADR	10,850	774,473
Shizuoka Bank Ltd.	84,000	973,027
UBS AG (a)	82,806	1,201,001
Unione di Banche Italiane ScpA	146,606	2,121,810
United Overseas Bank Ltd.	78,000	704,111

		$10,933,911

Pharmaceuticals – 8.9%
Bayer AG	29,570	$1,737,083
Daiichi Sankyo Co. Ltd.	82,300	1,956,239
Merck KGaA	22,430	2,039,280
Novartis AG	42,060	2,107,395
Roche Holding AG	28,440	4,377,874

		$12,217,871

Precious Metals & Minerals – 0.3%
Paladin Resources Ltd. (a)	222,026	$389,588

Railroad & Shipping – 1.4%
East Japan Railway Co.	246	$1,921,217

Specialty Chemicals – 3.7%
Akzo Nobel N.V.	67,240	$2,772,799
Linde AG	22,800	1,929,415
Symrise AG	30,308	428,064

		$5,130,278

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 2.5%
Esprit Holdings Ltd.	113,500	$646,954
Industria de Diseno Textil S.A.	42,610	1,883,418
Kingfisher PLC	348,840	682,236
NEXT PLC	12,370	193,666

		$3,406,274

Telecommunications – Wireless – 4.5%
America Movil S.A.B. de C.V., “L”, ADR	40,090	$1,242,389
KDDI Corp.	193	1,374,621
Rogers Communications, Inc., “B”	21,040	623,616
Vodafone Group PLC	1,463,690	2,946,574

		$6,187,200

Telephone Services – 2.5%
BCE, Inc.	23,700	$482,447
China Unicom Ltd.	550,000	669,074
Telefonica S.A.	99,580	2,232,132

		$3,383,653

Tobacco – 0.9%
Japan Tobacco, Inc.	374	$1,238,465

Trucking – 1.9%
TNT N.V.	25,610	$489,844
Yamato Holdings Co. Ltd.	165,000	2,151,484

		$2,641,328

Utilities – Electric Power – 3.1%
E.ON AG	88,156	$3,564,778
NTPC Ltd.	200,774	747,988

		$4,312,766

Total Common Stocks (Identified Cost, $182,687,890)		$135,345,347

REPURCHASE AGREEMENTS – 1.3%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $1,713,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$1,713,000	$1,713,000
Morgan Stanley, 0.02%, dated 12/31/08, due 1/02/09, total to be received $2,000.01 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	2,000	2,000

Total Repurchase Agreements, at Cost		$1,715,000

Total Investments (Identified Cost, $184,402,890)		$137,060,347

OTHER ASSETS, LESS LIABILITIES – 0.6%		883,800

Net Assets – 100.0%		$137,944,147

(a)	Non-income producing security.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IPS	International Preference Stock

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $184,402,890)	$137,060,347
Cash	2,071
Foreign currency, at value (identified cost, $86,405)	86,864
Receivable for investments sold	688,166
Receivable for fund shares sold	204,481
Interest and dividends receivable	179,920
Receivable from investment adviser	57,141
Other assets	3,693
Total assets		$138,282,683
Liabilities
Payable for investments purchased	$106,921
Payable for fund shares reacquired	46,221
Payable to affiliates
Management fee	6,682
Shareholder servicing costs	533
Distribution fees	297
Administrative services fee	96
Payable for independent trustees’ compensation	83
Accrued expenses and other liabilities	177,703
Total liabilities		$338,536
Net assets		$137,944,147
Net assets consist of
Paid-in capital	$220,322,544
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(47,347,706)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(37,680,149)
Undistributed net investment income	2,649,458
Net assets		$137,944,147
Shares of beneficial interest outstanding		15,542,100
Initial Class shares
Net assets	$115,944,199
Shares outstanding	13,049,329
Net asset value per share		$8.89
Service Class shares
Net assets	$21,999,948
Shares outstanding	2,492,771
Net asset value per share		$8.83

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$4,888,661
Interest	58,901
Foreign taxes withheld	(416,515)
Total investment income		$4,531,047
Expenses
Management fee	$1,272,990
Distribution fees	74,546
Shareholder servicing costs	29,969
Administrative services fee	31,024
Independent trustees’ compensation	5,943
Custodian fee	462,071
Shareholder communications	29,143
Auditing fees	52,642
Legal fees	3,674
Miscellaneous	15,944
Total expenses		$1,977,946
Fees paid indirectly	(1,347)
Reduction of expenses by investment adviser	(346,347)
Net expenses		$1,630,252
Net investment income		$2,900,795
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $84,909 country tax)	$(36,790,130)
Foreign currency transactions	(103,321)
Net realized gain (loss) on investments and foreign currency transactions		$(36,893,451)
Change in unrealized appreciation (depreciation)
Investments (net of $99,534 decrease in deferred country tax)	$(53,802,800)
Translation of assets and liabilities in foreign currencies	(5,676)
Net unrealized gain (loss) on investments and foreign currency translation		$(53,808,476)
Net realized and unrealized gain (loss) on investments and foreign currency		$(90,701,927)
Change in net assets from operations		$(87,801,132)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$2,900,795	$750,513
Net realized gain (loss) on investments and foreign currency transactions	(36,893,451)	4,272,465
Net unrealized gain (loss) on investments and foreign currency translation	(53,808,476)	2,070,805
Change in net assets from operations	$(87,801,132)	$7,093,783
Distributions declared to shareholders
From net investment income
Initial Class	$(607,164)	$—
Service Class	(122,669)	—
From net realized gain on investments
Initial Class	(3,500,106)	(382,802)
Service Class	(1,010,207)	(181,871)
Total distributions declared to shareholders	$(5,240,146)	$(564,673)
Change in net assets from fund share transactions	$119,759,742	$58,552,347
Total change in net assets	$26,718,464	$65,081,457
Net assets
At beginning of period	111,225,683	46,144,226
At end of period (including undistributed net investment income of $2,649,458 and $666,204, respectively)	$137,944,147	$111,225,683

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$16.12	$14.44	$11.84	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.17	$0.18	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(6.82)	1.67	2.85	2.03
Total from investment operations	$(6.57)	$1.84	$3.03	$2.08
Less distributions declared to shareholders
From net investment income	$(0.10)	$—	$(0.13)	$(0.07)
From net realized gain on investments	(0.56)	(0.16)	(0.30)	(0.17)
Total distributions declared to shareholders	$(0.66)	$(0.16)	$(0.43)	$(0.24)
Net asset value, end of period	$8.89	$16.12	$14.44	$11.84
Total return (%) (k)(r)(s)	(42.39)	12.82	25.67	20.85	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.56	2.77	4.03	(a)
Expenses after expense reductions (f)	1.10	1.10	1.10	1.10	(a)
Net investment income	2.06	1.14	1.36	0.66	(a)
Portfolio turnover	77	64	130	95
Net assets at end of period (000 Omitted)	$115,944	$81,987	$32,437	$5,878

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$16.02	$14.39	$11.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.16	$0.06	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(6.81)	1.63	2.91	2.04
Total from investment operations	$(6.56)	$1.79	$2.97	$2.06
Less distributions declared to shareholders
From net investment income	$(0.07)	$—	$(0.11)	$(0.06)
From net realized gain on investments	(0.56)	(0.16)	(0.30)	(0.17)
Total distributions declared to shareholders	$(0.63)	$(0.16)	$(0.41)	$(0.23)
Net asset value, end of period	$8.83	$16.02	$14.39	$11.83
Total return (%) (k)(r)(s)	(42.52)	12.52	25.21	20.68	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.81	2.86	4.28	(a)
Expenses after expense reductions (f)	1.35	1.35	1.35	1.35	(a)
Net investment income	2.01	1.03	0.41	0.28	(a)
Portfolio turnover	77	64	130	95
Net assets at end of period (000 Omitted)	$22,000	$29,238	$13,707	$241

(a)	Annualized.

(c)	For the period from the commencement of the fund’s investment operations, April 29, 2005, through the stated period end.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(n)	Not annualized.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and

14

Notes to Financial Statements – continued

trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$13,694,827	$123,365,520	$—	$137,060,347
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

15

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$2,730,693	$443,750
Long-term capital gain	2,509,453	120,923
Total distributions	$5,240,146	$564,673

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$189,516,004
Gross appreciation	2,040,417
Gross depreciation	(54,496,074)
Net unrealized appreciation (depreciation)	$(52,455,657)
Undistributed ordinary income	2,709,339
Capital loss carryforwards	(31,373,068)
Other temporary differences	(1,259,011)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(31,373,068)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement terminates on April 30, 2009. The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.10% annually of average daily net assets for the Initial Class shares and 1.35% annually of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2009. For the year ended December 31, 2008, this reduction amounted to $345,659 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates

16

Notes to Financial Statements – continued

of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $29,223, which equated to 0.0207% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $746.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0219% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,355 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $688, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $227,643,667 and $108,368,723, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	8,999,421	$119,561,274	3,309,142	$51,937,309
Service Class	1,729,983	24,123,372	1,176,033	18,132,158
	10,729,404	$143,684,646	4,485,175	$70,069,467
Shares issued to shareholders in reinvestment of distributions
Initial Class	278,648	$4,107,270	25,469	$382,802
Service Class	77,224	1,132,876	12,149	181,871
	355,872	$5,240,146	37,618	$564,673
Shares reacquired
Initial Class	(1,315,392)	$(15,370,276)	(493,979)	$(7,296,067)
Service Class	(1,139,116)	(13,794,774)	(315,758)	(4,785,726)
	(2,454,508)	$(29,165,050)	(809,737)	$(12,081,793)
Net change
Initial Class	7,962,677	$108,298,268	2,840,632	$45,024,044
Service Class	668,091	11,461,474	872,424	13,528,303
	8,630,768	$119,759,742	3,713,056	$58,552,347

17

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $881 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research International Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Series (“the Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 29, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 29, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

21

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series’ for the one-year period ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the total return investment performance of the Series’ Initial Class shares as well as the performance of peer groups of funds for the one-year period ended December 31, 2007. The total return performance of the Series’ Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Series commenced operations on April 29, 2005 and has a limited operating history and performance record; therefore, no performance data for the three- or five-year period was available. In considering investment performance, however, the Trustees also took into account the investment performance of other MFS Funds with comparable investment objectives and policies as the Series, including the performance of MFS Research International Fund. Because of the passage of time, this performance may differ from performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Series’ performance. After reviewing these and related factors, the Trustees

23

Board Review of Investment Advisory Agreement – continued

concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Series advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Series. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Series’ effective advisory fee rate was lower than the Lipper expense group median and the Series’ total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Series at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,509,453 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $4,874,106. The fund intends to pass through foreign tax credits of $503,287 for the fiscal year.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS® Money Market Series

MFS® Variable Insurance Trust

Annual report

12/31/08

VMM-ANN

MFS® MONEY MARKET SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Short term credit quality (q)
Average Credit Quality Short-Term Bonds (a)	A-1
All holdings are rated A-1

Maturity breakdown (u)
0 - 29 days	85.7%
60 - 89 days	11.1%
90 - 366 days	4.5%
Other Assets Less Liabilities	(1.3)%

(a)	The average credit quality is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(q)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered Not Rated. U.S. Treasuries and U.S. Agency securities are included in the “A-1”-rating category. Percentages are based on the total market value of investments as of 12/31/08.

(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time “Other Assets Less Liabilities” may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 12/31/08

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.) An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the fund.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance Summary Through 12/31/2008

Class	Inception	1 year total return (without sales charge)	Current 7-day yield	Current 7-day yield without waiver
Initial Class	1/03/95	1.86%	0.00%(w)	(3.27)%

(w)	Yield was less than 0.01%.

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of December 31, 2008, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

3

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.57%	$1,000.00	$1,005.40	$2.87
	Hypothetical (h)	0.57%	$1,000.00	$1,022.27	$2.90

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

4

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMERCIAL PAPER (y) – 7.8%
Major Banks – 4.8%
Bank of America Corp., 1.65%, due 1/29/09	$40,000	$39,949
JPMorgan Chase & Co., 0.01%, due 1/30/09	64,000	63,999

		$103,948

Other Banks & Diversified Financials – 3.0%
HSBC USA, Inc., 0.05%, due 1/02/09	$64,000	$64,000

Total Commercial Paper, at Amortized Cost and Value		$167,948

U.S. GOVERNMENT AGENCIES (y) – 73.6%
Fannie Mae, 0.001%, due 1/27/09	$67,000	$67,000
Fannie Mae, 0.2%, due 3/11/09	120,000	119,954
Federal Home Loan Bank, 0.03%, due 1/07/09	30,000	30,000
Federal Home Loan Bank, 0.001%, due 1/14/09	63,000	63,000
Federal Home Loan Bank, 0.005%, due 1/15/09	196,000	196,000
Federal Home Loan Bank, 0.005%, due 1/16/09	44,000	44,000
Federal Home Loan Bank, 0.01%, due 1/20/09	230,000	229,999
Federal Home Loan Bank, 0.001%, due 1/22/09	207,000	207,000
Federal Home Loan Bank, 0.01%, due 1/28/09	310,000	309,998
Federal Home Loan Bank, 2.85%, due 5/06/09	100,000	99,010
Freddie Mac, 0.01%, due 1/28/09	109,000	108,999
Freddie Mac, 0.25%, due 3/16/09	120,000	119,938

Total U.S. Government Agencies, at Amortized Cost and Value		$1,594,898

Issuer	Shares/Par	Value ($)

REPURCHASE AGREEMENTS – 19.9%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $216,000.12 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$216,000	$216,000
Morgan Stanley, 0.02%, dated 12/31/08, due 1/02/09, total to be received $216,000.24 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	216,000	216,000

Total Repurchase Agreements, at Cost		$432,000

Total Investments, at Amortized Cost and Value		$2,194,846

OTHER ASSETS, LESS LIABILITIES – (1.3)%		(28,763)

Net Assets – 100.0%		$2,166,083

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

5

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at amortized cost and value	$1,762,846
Repurchase agreements, at value	432,000
Total investments, at amortized cost and value		$2,194,846
Cash	901
Receivable for fund shares sold	1,981
Receivable from investment adviser	2,931
Other assets	258
Total assets		$2,200,917
Liabilities
Payable to affiliates
Management fee	$12
Shareholder servicing costs	4
Administrative services fee	96
Accrued expenses and other liabilities	34,722
Total liabilities		$34,834
Net assets		$2,166,083
Net assets consist of
Paid-in capital	$2,166,645
Accumulated net realized gain (loss) on investments	(605)
Undistributed net investment income	43
Net assets		$2,166,083
Shares of beneficial interest outstanding		2,166,645
Initial Class shares
Net assets	$2,166,083
Shares outstanding	2,166,645
Net asset value per share		$1.00

See Notes to Financial Statements

6

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Interest income		$54,455
Expenses
Management fee	$11,188
Shareholder servicing costs	474
Administrative services fee	17,550
Independent trustees’ compensation	1,225
Custodian fee	7,161
Shareholder communications	585
Auditing fees	30,994
Legal fees	969
Miscellaneous	4,635
Total expenses		$74,781
Fees paid indirectly	(43)
Reduction of expenses by investment adviser	(61,666)
Net expenses		$13,072
Net investment income		$41,383
Net realized gain (loss) on investment transactions		$(433)
Change in net assets from operations		$40,950

See Notes to Financial Statements

7

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$41,383	$101,066
Net realized gain (loss) on investments	(433)	(113)
Change in net assets from operations	$40,950	$100,953
Distributions declared to shareholders
From net investment income	$(41,383)	$(101,066)
Fund share (principal) transactions at net asset value of $1.00 per share
Net proceeds from sale of shares	36,096	21,562
Net asset value of shares issued to shareholders in reinvestment of distributions	41,383	101,066
Cost of shares reacquired	(134,855)	(25,468)
Change in net assets from fund share transactions	$(57,376)	$97,160
Total change in net assets	$(57,809)	$97,047
Net assets
At beginning of period	2,223,892	2,126,845
At end of period (including undistributed net investment income of $43 and $43, respectively)	$2,166,083	$2,223,892

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008		2007		2006		2005		2004
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.02		$0.05		$0.05		$0.03		$0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.02		$0.05		$0.05		$0.03		$0.01
Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.05)		$(0.05)		$(0.03)		$(0.01)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)(s)	1.86		4.76		4.62		2.73		0.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.34		3.80		3.66		2.83		1.68
Expenses after expense reductions (f)	0.59		0.60		0.60		0.60		0.60
Net investment income	1.85		4.66		4.53		2.64		0.72
Net assets at end of period (000 Omitted)	$2,166		$2,224		$2,127		$2,224		$2,804

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

9

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Money Market Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations – Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund’s use of amortized cost is subject to the fund’s compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$—	$2,194,846	$—	$2,194,846
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remain subject

10

Notes to Financial Statements – continued

to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2008, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$41,383	$101,066

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$2,194,846
Undistributed ordinary income	$43
Capital loss carryforwards	(605)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/13	$(43)
12/31/14	(16)
12/31/15	(113)
12/31/16	(433)
$(605)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets. During the year ended December 31, 2008, MFS voluntarily waived receipt of $342 of the fund’s management fee in order to avoid a negative yield. For the year ended December 31, 2008, this voluntary waiver had the effect of reducing the management fee by 0.01% of average daily net assets on an annualized basis. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed to pay a portion of the fund’s operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2009. For the year ended December 31, 2008, this reduction amounted to $61,313 and is reflected as a reduction of total expenses in the Statements of Operations.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $466, which equated to 0.0208% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $8.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.7843% of the fund’s average daily net assets.

11

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $24 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $11, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

An affiliated entity of the fund’s investment adviser owns 97.1% of the outstanding voting shares of the fund at December 31, 2008.

(4)	Portfolio Securities

Purchases and sales of money market securities, exclusive of securities subject to repurchase agreements, aggregated $57,007,180 and $56,971,200 respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $10 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Money Market Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Series (the Fund) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Money Market Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

13

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

14

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

15

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Edward O’Dette

16

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series’ total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

17

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Series’ performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Series. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Series’ effective advisory fee rate was lower than the Lipper expense group median, and the Series’ total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Series at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

18

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

19

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

20

MFS INVESTMENT MANAGEMENT

MFS® Growth Series

(formerly MFS® Emerging Growth Series)

MFS® Variable Insurance Trust

Annual report

12/31/08

VEG-ANN

MFS® GROWTH SERIES

(formerly MFS® Emerging Growth Series)

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Danaher Corp.	2.6%
Genzyme Corp.	2.3%
VeriSign, Inc.	2.1%
Apple, Inc.	2.1%
Google, Inc., “A”	2.1%
Hewlett-Packard Co.	2.1%
Gilead Sciences, Inc.	2.1%
Lockheed Martin Corp.	2.1%
PepsiCo, Inc.	2.0%
Philip Morris International, Inc.	1.9%

Equity sectors
Health Care	18.6%
Technology	18.5%
Consumer Staples	10.9%
Retailing	8.4%
Energy	8.2%
Special Products & Services	7.7%
Industrial Goods & Services	5.4%
Financial Services	4.7%
Utilities & Communications	4.0%
Leisure	4.0%
Transportation	2.8%
Basic Materials	1.8%
Autos & Housing	0.4%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Growth Series (formerly MFS Emerging Growth Series) (the “fund”) provided a total return of –37.42%, while Service Class shares of the fund provided a total return of –37.55%. These compare with a return of –38.44% for the fund’s benchmark, the Russell 3000 Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Stock selection in the industrial goods and services sector boosted performance relative to the Russell 3000 Growth Index. No individual stocks within this sector were among the fund’s top contributors for the reporting period. Stock selection and, to a lesser extent, the fund’s overweighted position in the special products and services sector also aided relative performance. Education services company Strayer Education was a relative contributor. The company reported earnings each quarter that exceeded analyst expectations, driven in part by strong enrollment trends.

Stock selection also had a positive impact on relative performance in the health care sector. Biotechnology companies Gilead Sciences and Genzyme were among the fund’s top relative contributors. Shares of Genzyme fared better than the sector overall due to strong sales growth in its drug products, particularly a significant jump in the latter part of the reporting period in sales of its rare genetic disorder drug Myozyme.

Stocks in other sectors that contributed to relative results included home improvement retailer Lowe’s Cos., discount retailer Family Dollar Stores, alcoholic beverage producer Molson Coors Brewing Company (aa), and animation film developer DreamWorks Animation. During the latter half of the reporting period, an underweighted position and subsequent sale of oil field services company Schlumberger(g) (Austria) helped relative returns as this stock underperformed the benchmark. Our positioning in automotive parts retailer O’Reilly Automotive was a positive contributor to relative performance as it enabled the fund to capture a positive contribution in what was otherwise a down year for this stock.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Stock selection in the technology sector was the principal detractor from relative performance. Wireless solutions provider Research In Motion (aa) and analog semiconductor manufacturer Intersil Holding were among the top detractors. We believe

3

Management Review – continued

that shares of Research In Motion suffered during the latter part of the reporting period due to concerns that the company spent too heavily to push a new slate of sleek BlackBerry devices into the marketplace. Not owning wireless communications software company QUALCOMM also dampened results as the company performed better than the benchmark over the period.

Stock selection in the leisure sector also negatively affected relative performance. Our investment in cruise line operator Royal Caribbean Cruises (aa)(g) held back relative returns. Shares of Royal Caribbean suffered during the first part of the reporting period due to high fuel costs and more recently due to weak consumer spending. In addition, not owning fast food chain McDonald’s also hurt, as the company significantly outperformed the benchmark.

Elsewhere, financial services firm Bank of America (aa) and offshore drilling company Noble Corp. were among the fund’s top relative detractors. The fund’s underweighted positioning in pharmaceutical and medical products maker Abbott Laboratories hurt relative results as the company’s stock performed better than the benchmark over the period. Not owning discount retailer Wal-Mart Stores and integrated oil company Exxon Mobil for most of the reporting period also held back results as both stocks outperformed the benchmark during this period.

Respectfully,

Eric Fischman

Portfolio Manager

Note to Shareholders: Effective May 1, 2008, the fund name changed from MFS Emerging Growth Series to MFS Growth Series.

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/24/95	(37.42)%	0.18%	(1.93)%
Service Class	5/01/00	(37.55)%	(0.05)%	(2.11)%

Comparative Benchmark

Russell 3000 Growth Index (f)	(38.44)%	(3.33)%	(4.01)%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 3000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small to large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.83%	$1,000.00	$656.85	$3.46
	Hypothetical (h)	0.83%	$1,000.00	$1,020.96	$4.22
Service Class	Actual	1.08%	$1,000.00	$656.28	$4.50
	Hypothetical (h)	1.08%	$1,000.00	$1,019.71	$5.48

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 95.4%
Aerospace – 2.1%
Lockheed Martin Corp.	101,080	$8,498,805

Airlines – 0.1%
UAL Corp.	37,400	$412,147

Alcoholic Beverages – 1.8%
Molson Coors Brewing Co.	147,550	$7,218,145

Apparel Manufacturers – 0.4%
NIKE, Inc., “B”	32,726	$1,669,025

Biotechnology – 6.6%
Biogen Idec, Inc. (a)	16,520	$786,847
Celgene Corp. (a)	36,740	2,030,986
Genentech, Inc. (a)	77,810	6,451,226
Genzyme Corp. (a)	138,940	9,221,447
Gilead Sciences, Inc. (a)	167,070	8,543,960

		$27,034,466

Brokerage & Asset Managers – 0.8%
Charles Schwab Corp.	138,080	$2,232,754
Deutsche Boerse AG	13,770	1,002,901

		$3,235,655

Business Services – 3.1%
Amdocs Ltd. (a)	50,740	$928,035
MasterCard, Inc., “A”	22,270	3,183,051
Visa, Inc.	111,000	5,821,950
Western Union Co.	200,970	2,881,910

		$12,814,946

Chemicals – 0.7%
Ecolab, Inc.	41,450	$1,456,968
Monsanto Co.	18,150	1,276,853

		$2,733,821

Computer Software – 5.0%
Akamai Technologies, Inc. (a)	99,480	$1,501,153
McAfee, Inc. (a)	100,250	3,465,643
Oracle Corp. (a)	382,900	6,788,817
VeriSign, Inc. (a)	458,883	8,755,488

		$20,511,101

Computer Software – Systems – 4.2%
Apple, Inc. (a)	101,110	$8,629,739
Hewlett-Packard Co.	236,420	8,579,682

		$17,209,421

Construction – 0.4%
Sherwin-Williams Co.	28,160	$1,682,560

Consumer Goods & Services – 5.8%
Apollo Group, Inc., “A” (a)	36,910	$2,828,044
Capella Education Co. (a)	33,430	1,964,347
Colgate-Palmolive Co.	79,820	5,470,863
DeVry, Inc.	50,210	2,882,556
New Oriental Education & Technology Group, Inc., ADR (a)	65,930	3,620,216

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Goods & Services – continued
Priceline.com, Inc. (a)	28,690	$2,113,019
Strayer Education, Inc.	22,130	4,744,893

		$23,623,938

Electrical Equipment – 2.6%
Danaher Corp.	188,050	$10,645,511

Electronics – 5.2%
ARM Holdings PLC	590,530	$738,959
Broadcom Corp., “A” (a)	43,440	737,177
Flextronics International Ltd. (a)	188,530	482,637
Hittite Microwave Corp. (a)	64,430	1,898,108
Intel Corp.	308,050	4,516,013
Intersil Corp., “A”	159,340	1,464,335
Linear Technology Corp.	126,240	2,792,429
Marvell Technology Group Ltd. (a)	361,300	2,409,871
National Semiconductor Corp.	206,590	2,080,361
Nintendo Co. Ltd.	2,500	960,487
Samsung Electronics Co. Ltd.	2,926	1,062,483
SanDisk Corp. (a)	66,570	639,072
Silicon Laboratories, Inc. (a)	50,410	1,249,160

		$21,031,092

Energy – Independent – 4.0%
Apache Corp.	28,430	$2,118,888
Devon Energy Corp.	11,900	781,949
EOG Resources, Inc.	43,020	2,864,272
Noble Energy, Inc.	20,050	986,861
Occidental Petroleum Corp.	52,870	3,171,671
Plains Exploration & Production Co. (a)	64,240	1,492,938
Ultra Petroleum Corp. (a)	65,750	2,269,033
XTO Energy, Inc.	80,642	2,844,243

		$16,529,855

Energy – Integrated – 3.3%
Chevron Corp.	78,200	$5,784,454
Exxon Mobil Corp.	74,360	5,936,159
Petroleo Brasileiro S.A., ADR	70,510	1,726,790

		$13,447,403

Engineering – Construction – 0.7%
Fluor Corp.	63,440	$2,846,553

Entertainment – 2.5%
DreamWorks Animation, Inc., “A” (a)	249,700	$6,307,422
TiVo, Inc. (a)	543,700	3,892,892

		$10,200,314

Food & Beverages – 5.9%
Coca-Cola Co.	148,260	$6,711,730
Groupe Danone	42,241	2,549,454
Nestle S.A.	141,373	5,571,874
Pepsi Bottling Group, Inc.	45,050	1,014,076
PepsiCo, Inc.	152,300	8,341,471

		$24,188,605

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Drug Stores – 1.9%
CVS Caremark Corp.	262,940	$7,556,896

Gaming & Lodging – 0.6%
International Game Technology	145,560	$1,730,708
Penn National Gaming, Inc. (a)	31,750	678,815

		$2,409,523

General Merchandise – 3.0%
Family Dollar Stores, Inc.	55,120	$1,436,978
Kohl’s Corp. (a)	92,180	3,336,916
Target Corp.	30,500	1,053,165
Wal-Mart Stores, Inc.	112,740	6,320,204

		$12,147,263

Insurance – 1.4%
ACE Ltd.	63,240	$3,346,661
Berkshire Hathaway, Inc., “B” (a)	410	1,317,740
Chubb Corp.	24,030	1,225,530

		$5,889,931

Internet – 2.3%
Google, Inc., “A” (a)	28,030	$8,623,430
Tencent Holdings Ltd.	94,400	614,567

		$9,237,997

Leisure & Toys – 0.9%
Electronic Arts, Inc. (a)	154,160	$2,472,726
THQ, Inc. (a)	316,680	1,326,889

		$3,799,615

Major Banks – 2.5%
Bank of America Corp.	57,820	$814,106
Bank of New York Mellon Corp.	72,390	2,050,809
JPMorgan Chase & Co.	85,250	2,687,933
State Street Corp.	48,030	1,889,020
Wells Fargo & Co.	99,910	2,945,347

		$10,387,215

Medical & Health Technology & Services – 3.3%
Express Scripts, Inc. (a)	19,900	$1,094,102
IDEXX Laboratories, Inc. (a)	139,030	5,016,202
Medco Health Solutions, Inc. (a)	139,410	5,842,673
VCA Antech, Inc. (a)	71,700	1,425,396

		$13,378,373

Medical Equipment – 6.1%
Baxter International, Inc.	126,080	$6,756,627
Becton, Dickinson & Co.	37,710	2,578,987
C.R. Bard, Inc.	70,580	5,947,071
Conceptus, Inc. (a)(l)	270,330	4,114,423
DENTSPLY International, Inc.	36,600	1,033,584
St. Jude Medical, Inc. (a)	49,920	1,645,363
Stryker Corp.	68,790	2,748,161

		$24,824,216

Network & Telecom – 1.8%
Cisco Systems, Inc. (a)	311,160	$5,071,908
Research in Motion Ltd. (a)	51,684	2,097,337

		$7,169,245

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – 0.9%
Noble Corp.	109,587	$2,420,777
Transocean, Inc. (a)	30,060	1,420,335

		$3,841,112

Pharmaceuticals – 2.6%
Abbott Laboratories	137,360	$7,330,903
Wyeth	92,430	3,467,049

		$10,797,952

Precious Metals & Minerals – 0.3%
Goldcorp, Inc.	38,410	$1,211,067

Railroad & Shipping – 0.7%
Norfolk Southern Corp.	41,140	$1,935,637
Union Pacific Corp.	21,210	1,013,838

		$2,949,475

Special Products & Services – 0.1%
Heckmann Corp. (a)(l)	81,580	$460,927

Specialty Chemicals – 0.8%
Praxair, Inc.	56,230	$3,337,813

Specialty Stores – 3.1%
Abercrombie & Fitch Co., “A”	36,260	$836,518
Amazon.com, Inc. (a)	40,570	2,080,430
Lowe’s Cos., Inc.	175,150	3,769,228
Nordstrom, Inc.	95,940	1,276,961
O’Reilly Automotive, Inc. (a)	89,210	2,742,315
PetSmart, Inc.	56,960	1,050,912
Staples, Inc.	54,400	974,848

		$12,731,212

Telecommunications – Wireless – 1.8%
America Movil S.A.B. de C.V., “L”, ADR	81,690	$2,531,573
Rogers Communications, Inc., “B”	164,620	4,879,259

		$7,410,832

Telephone Services – 1.7%
American Tower Corp., “A” (a)	84,483	$2,477,042
AT&T, Inc.	159,980	4,559,430

		$7,036,472

Tobacco – 1.9%
Philip Morris International, Inc.	175,910	$7,653,844

Trucking – 2.0%
J.B. Hunt Transport Services, Inc.	123,020	$3,231,735
Landstar System, Inc.	90,930	3,494,440
United Parcel Service, Inc., “B”	25,310	1,396,100

		$8,122,275

Utilities – Electric Power – 0.5%
Allegheny Energy, Inc.	60,250	$2,040,065

Total Common Stocks (Identified Cost, $489,395,143)		$389,926,683

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

REPURCHASE AGREEMENTS – 4.1%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $16,658,009 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$16,658,000	$16,658,000

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 0.2%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	884,901	$884,901

Total Investments (Identified Cost, $506,938,044)		$407,469,584

OTHER ASSETS, LESS LIABILITIES – 0.3%		1,027,366

Net Assets – 100.0%		$408,496,950

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $869,199 of securities on loan (identified cost, $506,938,044)	$407,469,584
Cash	922
Receivable for fund shares sold	4,425,205
Interest and dividends receivable	548,865
Other assets	8,578
Total assets		$412,453,154
Liabilities
Payable for investments purchased	$2,649,819
Payable for fund shares reacquired	283,676
Collateral for securities loaned, at value	884,901
Payable to affiliates
Management fee	16,211
Shareholder servicing costs	1,113
Distribution fees	245
Administrative services fee	96
Payable for independent trustees’ compensation	153
Accrued expenses and other liabilities	119,990
Total liabilities		$3,956,204
Net assets		$408,496,950
Net assets consist of
Paid-in capital	$1,085,947,155
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(99,470,343)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(579,336,245)
Undistributed net investment income	1,356,383
Net assets		$408,496,950
Shares of beneficial interest outstanding		26,167,729
Initial Class shares
Net assets	$389,813,361
Shares outstanding	24,951,950
Net asset value per share		$15.62
Service Class shares
Net assets	$18,683,589
Shares outstanding	1,215,779
Net asset value per share		$15.37

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$5,752,100
Interest	495,058
Income on securities loaned	382,258
Foreign taxes withheld	(170,822)
Total investment income		$6,458,594
Expenses
Management fee	$4,452,875
Distribution fees	63,530
Shareholder servicing costs	119,698
Administrative services fee	94,233
Independent trustees’ compensation	20,258
Custodian fee	133,210
Shareholder communications	49,466
Auditing fees	48,741
Legal fees	13,697
Miscellaneous	22,976
Total expenses		$5,018,684
Fees paid indirectly	(196)
Reduction of expenses by investment adviser	(3,107)
Net expenses		$5,015,381
Net investment income		$1,443,213
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(58,573,230)
Foreign currency transactions	(86,197)
Net realized gain (loss) on investments and foreign currency transactions		$(58,659,427)
Change in unrealized appreciation (depreciation)
Investments	$(200,122,873)
Translation of assets and liabilities in foreign currencies	(2,288)
Net unrealized gain (loss) on investments and foreign currency translation		$(200,125,161)
Net realized and unrealized gain (loss) on investments and foreign currency		$(258,784,588)
Change in net assets from operations		$(257,341,375)

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$1,443,213	$1,325,116
Net realized gain (loss) on investments and foreign currency transactions	(58,659,427)	105,402,550
Net unrealized gain (loss) on investments and foreign currency translation	(200,125,161)	28,830,264
Change in net assets from operations	$(257,341,375)	$135,557,930
Distributions declared to shareholders
From net investment income – Initial Class	$(1,293,514)	$—
Change in net assets from fund share transactions	$(74,984,657)	$(95,812,262)
Total change in net assets	$(333,619,546)	$39,745,668
Net assets
At beginning of period	742,116,496	702,370,828
At end of period (including undistributed net investment income of $1,356,383 and $1,292,881, respectively)	$408,496,950	$742,116,496

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$25.01	$20.64	$19.13	$17.52	$15.51
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.05	$(0.03)	$(0.05)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(9.39)	4.32	1.54	1.66	2.04
Total from investment operations	$(9.34)	$4.37	$1.51	$1.61	$2.01
Less distributions declared to shareholders
From net investment income	$(0.05)	$—	$—	$—	$—
Net asset value, end of period	$15.62	$25.01	$20.64	$19.13	$17.52
Total return (%) (k)(r)(s)	(37.42)	21.17	7.89	9.19	12.96 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.87	0.87	0.88	0.87
Expenses after expense reductions (f)	0.84	0.87	0.87	0.88	0.87
Net investment income (loss)	0.25	0.20	(0.14)	(0.29)	(0.17)
Portfolio turnover	129	84	127	95	99
Net assets at end of period (000 Omitted)	$389,813	$711,418	$667,776	$761,444	$830,410

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$24.61	$20.36	$18.92	$17.37	$15.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00 (w)	$(0.01)	$(0.07)	$(0.09)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	(9.24)	4.26	1.51	1.64	2.03
Total from investment operations	$(9.24)	$4.25	$1.44	$1.55	$1.96
Net asset value, end of period	$15.37	$24.61	$20.36	$18.92	$17.37
Total return (%) (k)(r)(s)	(37.55)	20.87	7.61	8.92	12.72 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.12	1.12	1.13	1.12
Expenses after expense reductions (f)	1.08	1.12	1.12	1.13	1.12
Net investment income (loss)	0.01	(0.05)	(0.39)	(0.53)	(0.41)
Portfolio turnover	129	84	127	95	99
Net assets at end of period (000 Omitted)	$18,684	$30,698	$34,595	$32,332	$30,996

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the accrual was recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Series (formerly MFS Emerging Growth Series) (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2

14

Notes to Financial Statements – continued

includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$378,310,860	$29,158,724	$—	$407,469,584
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include purchased options.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Purchased Options – The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

15

Notes to Financial Statements – continued

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Net income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$1,293,514	$—

16

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$512,881,281
Gross appreciation	8,814,446
Gross depreciation	(114,226,143)
Net unrealized appreciation (depreciation)	$(105,411,697)
Undistributed ordinary income	1,356,383
Capital loss carryforwards	(572,582,197)
Other temporary differences	(812,694)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(116,162,407)
12/31/10	(403,877,987)
12/31/16	(52,541,803)
$(572,582,197)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement terminated on December 31, 2008. For the year ended December 31, 2008, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Effective January 1, 2009 the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $118,876, which equated to 0.0200% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $822.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation

17

Notes to Financial Statements – continued

directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,192 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,107, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $747,276,008 and $814,428,452, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,457,210	$74,972,947	2,578,875	$60,984,061
Service Class	425,314	8,611,953	444,907	10,121,772
	3,882,524	$83,584,900	3,023,782	$71,105,833
Shares issued to shareholders in reinvestment of distributions
Initial Class	46,829	$1,088,771	—	$—

Shares reacquired
Initial Class	(6,999,206)	$(150,081,958)	(6,487,098)	$(147,064,670)
Service Class	(456,849)	(9,576,370)	(896,676)	(19,853,425)
	(7,456,055)	$(159,658,328)	(7,383,774)	$(166,918,095)
Net change
Initial Class	(3,495,167)	$(74,020,240)	(3,908,223)	$(86,080,609)
Service Class	(31,535)	(964,417)	(451,769)	(9,731,653)
	(3,526,702)	$(74,984,657)	(4,359,992)	$(95,812,262)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $3,093 and $147, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Growth Series (formerly MFS Emerging Growth Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

21

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Eric Fischman

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Series’ total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel

23

Board Review of Investment Advisory Agreement – continued

during the course of the year, regarding the Series’ performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data, the Series’ effective advisory fee rate was approximately at the Lipper expense group median and the Series’ total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is currently subject to the breakpoint described above, and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect such breakpoint effective January 1, 2009. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS
INVESTMENT MANAGEMENT

MFS® Investors Trust Series

MFS® Variable Insurance Trust
Annual report

12/31/08
VGI-ANN

MFS® INVESTORS TRUST SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	3.1%
Procter & Gamble Co.	2.9%
Abbott Laboratories	2.8%
Roche Holding AG	2.7%
Johnson & Johnson	2.6%
Lockheed Martin Corp.	2.6%
AT&T, Inc.	2.5%
JPMorgan Chase & Co.	2.5%
TOTAL S.A., ADR	2.5%
International Business Machines Corp.	2.5%

Equity sectors
Health Care	16.3%
Consumer Staples	14.2%
Technology	13.5%
Financial Services	12.4%
Energy	10.7%
Utilities & Communications	7.9%
Industrial Goods & Services	7.4%
Retailing	5.2%
Basic Materials	4.1%
Leisure	3.2%
Special Products & Services	2.2%
Transportation	0.6%
Autos & Housing	0.5%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Investors Trust Series (the “fund”) provided a total return of –33.08%, while Service Class shares of the fund provided a total return of –33.25%. These compare with a return of –37.00% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Stock selection in the financial services sector contributed to the fund’s performance relative to the S&P 500 Index. The fund’s positioning in insurance company American International Group (AIG)(g) aided results as this small position was closed prior to significant declines in its price. Not owning financial services firm Citigroup also boosted relative returns.

Favorable security selection in the industrial goods and services sector was also a positive factor for relative performance. Not owning weak-performing diversified industrial conglomerate General Electric benefited relative results. Defense contractor Lockheed Martin was another relative contributor within this sector. Shares of Lockheed Martin outperformed in recent months as investors reacted positively to news of several contract wins, including a contract for F-35 jets for the Air Force and a new global positioning satellite contract.

A combination of stock selection and an overweighted position in the health care sector contributed to relative returns. Among the fund’s top relative contributors were Swiss pharmaceutical and diagnostic company Roche Holding (aa), pharmaceutical and medical products maker Abbott Laboratories, and biotech firm Genzyme. Shares of Genzyme fared better than the sector overall due to strong sales growth in its drug products, particularly a significant jump, in the latter part of the reporting period, in sales of its rare genetic disorder drug Myozyme.

Elsewhere, the fund’s holdings of food companies Nestle (Switzerland) (aa) and General Mills (g) had a positive impact on relative results.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Stock selection in the leisure sector was the principal detractor from the fund’s relative performance. Not owning fast food giant McDonald’s, which outperformed the benchmark over the reporting period, hindered relative results.

3

Management Review – continued

In the retailing sector, security selection also dampened relative returns. Not owning strong-performing retail giant Wal-Mart hurt performance, while the fund’s position in high-end department store Nordstrom was another top detractor. Nordstrom’s shares suffered as the upscale department store reported a drop in net income, in the latter part of the reporting period, given the struggling economy.

Security selection in the energy sector also detracted from relative performance. Our underweighted position in integrated oil and gas company Exxon Mobil, which outperformed the benchmark over the reporting period, dampened relative results. Our holdings of global integrated energy company Hess, and not owning energy company Chevron, also hurt. Shares of Hess declined due to the tremendous price pullback in the energy commodity market.

Elsewhere, the fund’s holdings in insurance and investment company Genworth Financial (g) was a negative factor. Not owning pharmaceutical company Pfizer, telecommunications services provider Verizon Communications, and strong-performing brewer Anheuser-Busch also held back relative performance.

During the reporting period, the fund’s currency exposure was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

T. Kevin Beatty	Nicole Zatlyn
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/09/95	(33.08)%	(0.07)%	(1.48)%
Service Class	5/01/00	(33.25)%	(0.32)%	(1.68)%

Comparative Benchmark

Standard & Poor’s 500 Stock Index (f)	(37.00)%	(2.19)%	(1.38)%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.86%	$1,000.00	$731.27	$3.74
	Hypothetical (h)	0.86%	$1,000.00	$1,020.81	$4.37
Service Class	Actual	1.11%	$1,000.00	$730.56	$4.83
	Hypothetical (h)	1.11%	$1,000.00	$1,019.56	$5.63

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.2%
Aerospace – 4.8%
Lockheed Martin Corp.	185,640	$15,608,604
United Technologies Corp.	245,960	13,183,456

		$28,792,060

Alcoholic Beverages – 1.7%
Diageo PLC	718,180	$9,990,264

Apparel Manufacturers – 1.3%
NIKE, Inc., “B”	154,960	$7,902,960

Automotive – 0.5%
Bayerische Motoren Werke AG	104,530	$3,213,131

Biotechnology – 4.1%
Amgen, Inc. (a)	107,030	$6,180,983
Genzyme Corp. (a)	183,980	12,210,753
Gilead Sciences, Inc. (a)	120,050	6,139,357

		$24,531,093

Broadcasting – 1.7%
Walt Disney Co.	460,450	$10,447,611

Brokerage & Asset Managers – 0.5%
Charles Schwab Corp.	198,110	$3,203,439

Business Services – 2.2%
Amdocs Ltd. (a)	393,630	$7,199,493
Visa, Inc.	109,770	5,757,437

		$12,956,930

Chemicals – 2.3%
3M Co.	159,030	$9,150,586
PPG Industries, Inc.	102,950	4,368,169

		$13,518,755

Computer Software – 2.3%
Oracle Corp. (a)	770,720	$13,664,866

Computer Software – Systems – 4.7%
Apple, Inc. (a)	48,370	$4,128,380
EMC Corp. (a)	487,830	5,107,580
Hewlett-Packard Co.	106,700	3,872,143
International Business Machines Corp.	177,340	14,924,934

		$28,033,037

Consumer Goods & Services – 6.3%
Colgate-Palmolive Co.	113,330	$7,767,638
International Flavors & Fragrances, Inc.	163,150	4,848,818
Procter & Gamble Co.	284,120	17,564,298
Reckitt Benckiser Group PLC	203,280	7,573,079

		$37,753,833

Electrical Equipment – 1.8%
Danaher Corp.	144,300	$8,168,823
Rockwell Automation, Inc.	83,640	2,696,554

		$10,865,377

Electronics – 3.7%
Intel Corp.	799,260	$11,717,152

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – continued
National Semiconductor Corp.	463,250	$4,664,928
Samsung Electronics Co. Ltd., GDR	29,610	5,181,750
SanDisk Corp. (a)(l)	81,750	784,800

		$22,348,630

Energy – Independent – 0.8%
EOG Resources, Inc.	69,980	$4,659,268

Energy – Integrated – 8.3%
Exxon Mobil Corp.	234,690	$18,735,303
Hess Corp.	199,000	10,674,360
Marathon Oil Corp.	188,080	5,145,869
TOTAL S.A., ADR	269,910	14,926,023

		$49,481,555

Food & Beverages – 4.5%
Nestle S.A.	327,780	$12,918,654
PepsiCo, Inc.	253,831	13,902,324

		$26,820,978

Food & Drug Stores – 1.3%
CVS Caremark Corp.	273,000	$7,846,020

Gaming & Lodging – 1.5%
Carnival Corp.	228,080	$5,546,906
International Game Technology	114,570	1,362,237
Ladbrokes PLC	802,662	2,146,661

		$9,055,804

General Merchandise – 1.0%
Kohl’s Corp. (a)	82,290	$2,978,898
Target Corp.	89,100	3,076,623

		$6,055,521

Insurance – 2.9%
MetLife, Inc.	265,620	$9,259,513
Travelers Cos., Inc.	181,720	8,213,744

		$17,473,257

Internet – 1.0%
Google, Inc., “A” (a)	19,870	$6,113,006

Machinery & Tools – 0.8%
Eaton Corp.	91,250	$4,536,038

Major Banks – 8.7%
Bank of America Corp.	409,290	$5,762,803
Bank of New York Mellon Corp.	387,333	10,973,144
Goldman Sachs Group, Inc.	52,600	4,438,914
JPMorgan Chase & Co.	478,770	15,095,618
State Street Corp.	220,900	8,687,997
Wells Fargo & Co.	247,160	7,286,277

		$52,244,753

Medical Equipment – 2.9%
Medtronic, Inc.	337,900	$10,616,818
Zimmer Holdings, Inc. (a)	165,700	6,697,594

		$17,314,412

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Natural Gas – Distribution – 0.6%
Questar Corp.	104,750	$3,424,278

Network & Telecom – 1.8%
Cisco Systems, Inc. (a)	491,602	$8,013,113
Nokia Corp., ADR	187,120	2,919,072

		$10,932,185

Oil Services – 1.6%
Halliburton Co.	225,630	$4,101,953
National Oilwell Varco, Inc. (a)	44,720	1,092,957
Noble Corp.	188,060	4,154,245

		$9,349,155

Other Banks & Diversified Financials – 0.3%
American Express Co.	95,200	$1,765,960

Pharmaceuticals – 9.3%
Abbott Laboratories	313,640	$16,738,967
Johnson & Johnson	262,776	15,721,888
Merck & Co., Inc.	234,700	7,134,880
Roche Holding AG	103,290	15,899,811

		$55,495,546

Specialty Chemicals – 1.8%
Linde AG	74,370	$6,293,448
Praxair, Inc.	70,790	4,202,094

		$10,495,542

Specialty Stores – 1.6%
Nordstrom, Inc.	279,870	$3,725,070
Staples, Inc.	314,365	5,633,421

		$9,358,491

Telecommunications – Wireless – 1.4%
America Movil S.A.B. de C.V., “L”, ADR	71,600	$2,218,884
Rogers Communications, Inc., “B”	215,050	6,373,981

		$8,592,865

Telephone Services – 2.5%
AT&T, Inc.	531,330	$15,142,905

Tobacco – 1.7%
Altria Group, Inc.	181,510	$2,733,541
Philip Morris International, Inc.	175,290	7,626,868

		$10,360,409

Trucking – 0.6%
FedEx Corp.	55,400	$3,553,910

Utilities – Electric Power – 3.4%
Exelon Corp.	156,370	$8,695,736
FirstEnergy Corp.	59,770	2,903,627
FPL Group, Inc.	109,500	5,511,135
Wisconsin Energy Corp.	81,600	3,425,568

		$20,536,066

Total Common Stocks (Identified Cost, $735,015,743)		$587,829,910

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)

CALL OPTIONS PURCHASED – 0.0%
Citigroup, Inc. – January 2009 @ $10 (a)	3,407	$10,221
Citigroup, Inc. – March 2009 @ $12.5 (a)	3,578	46,514

Total Call Options Purchased (Premiums Paid $457,784)		$56,735

Issuer	Shares/Par

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	304,247	$304,247

REPURCHASE AGREEMENTS – 1.7%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $10,296,006 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost.	$10,296,000	$10,296,000

Total Investments (Identified Cost, $746,073,774)		$598,486,892

OTHER ASSETS, LESS LIABILITIES – 0.0%		128,920

Net Assets – 100.0%		$598,615,812

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $307,450 of securities on loan (identified cost, $746,073,774)	$598,486,892
Cash	451
Receivable for investments sold	4,050,067
Receivable for fund shares sold	281,222
Interest and dividends receivable	1,030,936
Other assets	12,254
Total assets		$603,861,822
Liabilities
Payable for investments purchased	$4,444,307
Payable for fund shares reacquired	337,752
Collateral for securities loaned, at value	304,247
Payable to affiliates
Management fee	24,001
Shareholder servicing costs	1,392
Distribution fees	508
Administrative services fee	96
Payable for independent trustees’ compensation	167
Accrued expenses and other liabilities	133,540
Total liabilities		$5,246,010
Net assets		$598,615,812
Net assets consist of
Paid-in capital	$776,323,041
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(147,593,705)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(40,281,162)
Undistributed net investment income	10,167,638
Net assets		$598,615,812
Shares of beneficial interest outstanding		40,913,832
Initial Class shares
Net assets	$560,356,361
Shares outstanding	38,285,435
Net asset value per share		$14.64
Service Class shares
Net assets	$38,259,451
Shares outstanding	2,628,397
Net asset value per share		$14.56

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$17,267,812
Interest	445,347
Foreign taxes withheld	(393,838)
Total investment income		$17,319,321
Expenses
Management fee	$6,226,929
Distribution fees	133,571
Shareholder servicing costs	167,603
Administrative services fee	128,398
Independent trustees’ compensation	21,334
Custodian fee	176,188
Shareholder communications	131,218
Auditing fees	48,081
Legal fees	17,209
Miscellaneous	40,456
Total expenses		$7,090,987
Fees paid indirectly	(50)
Reduction of expenses by investment adviser	(4,289)
Net expenses		$7,086,648
Net investment income		$10,232,673
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(37,278,504)
Foreign currency transactions	(36,835)
Net realized gain (loss) on investments and foreign currency transactions		$(37,315,339)
Change in unrealized appreciation (depreciation)
Investments	$(287,297,530)
Translation of assets and liabilities in foreign currencies	(19,304)
Net unrealized gain (loss) on investments and foreign currency translation		$(287,316,834)
Net realized and unrealized gain (loss) on investments and foreign currency		$(324,632,173)
Change in net assets from operations		$(314,399,500)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$10,232,673	$6,851,566
Net realized gain (loss) on investments and foreign currency transactions	(37,315,339)	57,196,082
Net unrealized gain (loss) on investments and foreign currency translation	(287,316,834)	28,642,720
Change in net assets from operations	$(314,399,500)	$92,690,368
Distributions declared to shareholders
From net investment income
Initial Class	$(6,561,488)	$(7,157,401)
Service Class	(283,355)	(464,570)
From net realized gain on investments
Initial Class	(54,177,539)	(7,259,502)
Service Class	(3,804,248)	(674,416)
Total distributions declared to shareholders	$(64,826,630)	$(15,555,889)
Change in net assets from fund share transactions	$(4,496,790)	$4,644,431
Total change in net assets	$(383,722,920)	$81,778,910
Net assets
At beginning of period	982,338,732	900,559,822
At end of period (including undistributed net investment income of $10,167,638 and $6,844,424, respectively)	$598,615,812	$982,338,732

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$23.52	$21.69	$19.29	$18.08	$16.34
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.17	$0.19	$0.10	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(7.54)	2.04	2.31	1.21	1.73
Total from investment operations	$(7.30)	$2.21	$2.50	$1.31	$1.84
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.19)	$(0.10)	$(0.10)	$(0.10)
From net realized gain on investments	(1.41)	(0.19)	—	—	—
Total distributions declared to shareholders	$(1.58)	$(0.38)	$(0.10)	$(0.10)	$(0.10)
Net asset value, end of period	$14.64	$23.52	$21.69	$19.29	$18.08
Total return (%) (k)(r)(s)	(33.08)	10.31	12.99	7.31	11.36 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.85	0.86	0.88	0.86
Expenses after expense reductions (f)	0.84	0.85	0.86	0.88	0.86
Net investment income	1.25	0.74	0.93	0.55	0.68
Portfolio turnover	29	37	46	55	89
Net assets at end of period (000 Omitted)	$560,356	$917,158	$820,583	$722,738	$631,827

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$23.39	$21.57	$19.19	$17.99	$16.26
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.11	$0.14	$0.06	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(7.51)	2.03	2.29	1.20	1.73
Total from investment operations	$(7.32)	$2.14	$2.43	$1.26	$1.80
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.13)	$(0.05)	$(0.06)	$(0.07)
From net realized gain on investments	(1.41)	(0.19)	—	—	—
Total distributions declared to shareholders	$(1.51)	$(0.32)	$(0.05)	$(0.06)	$(0.07)
Net asset value, end of period	$14.56	$23.39	$21.57	$19.19	$17.99
Total return (%) (k)(r)(s)	(33.25)	10.03	12.69	7.02	11.12 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.11	1.11	1.13	1.11
Expenses after expense reductions (f)	1.09	1.11	1.11	1.13	1.11
Net investment income	1.00	0.49	0.69	0.31	0.42
Portfolio turnover	29	37	46	55	89
Net assets at end of period (000 Omitted)	$38,259	$65,180	$79,976	$79,688	$76,169

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Trust Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by a third party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by a third party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

14

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$530,155,844	$68,331,048	$—	$598,486,892
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include purchased options.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Purchased Options – The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the

15

Notes to Financial Statements – continued

Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$9,437,018	$7,621,971
Long-term capital gain	55,389,612	7,933,918
Total distributions	$64,826,630	$15,555,889

16

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$749,866,464
Gross appreciation	28,796,194
Gross depreciation	(180,175,766)
Net unrealized appreciation (depreciation)	$(151,379,572)
Undistributed ordinary income	10,167,638
Capital loss carryforwards	(36,298,226)
Other temporary differences	(197,069)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(36,298,226)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1.0 billion. This written agreement terminated on December 31, 2008. For the year ended December 31, 2008, the fund’s average daily net assets did not exceed $1.0 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Effective January 1, 2009 the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $166,965, which equated to 0.0201% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $638.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0155% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

17

Notes to Financial Statements – continued

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,339 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,289, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $235,763,093 and $294,736,276, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,432,521	$49,098,422	3,920,733	$89,108,009
Service Class	378,624	7,187,291	158,984	3,589,880
	2,811,145	$56,285,713	4,079,717	$92,697,889
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,893,713	$60,739,027	656,507	$14,416,903
Service Class	195,486	4,087,603	52,056	1,138,986
	3,089,199	$64,826,630	708,563	$15,555,889
Shares reacquired
Initial Class	(6,028,825)	$(111,678,253)	(3,421,386)	$(78,057,415)
Service Class	(732,170)	(13,930,880)	(1,132,604)	(25,551,932)
	(6,760,995)	$(125,609,133)	(4,553,990)	$(103,609,347)
Net change
Initial Class	(702,591)	$(1,840,804)	1,155,854	$25,467,497
Service Class	(158,060)	(2,655,986)	(921,564)	(20,823,066)
	(860,651)	$(4,496,790)	234,290	$4,644,431

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $4,352 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Trust Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Trust Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Trust Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

21

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers T. Kevin Beatty Nicole Zatlyn

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series’ total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel

23

Board Review of Investment Advisory Agreement – continued

during the course of the year regarding the Series’ performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data, the Series’ effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is currently subject to the breakpoint described above and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect such breakpoint effective January 1, 2009. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $55,389,612 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS INVESTMENT MANAGEMENT

MFS® Value Series

MFS® Variable Insurance Trust

Annual report

12/31/08

VLU-ANN

MFS® VALUE SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Lockheed Martin Corp.	4.5%
Philip Morris International, Inc.	4.0%
AT&T, Inc.	3.7%
TOTAL S.A., ADR	3.2%
MetLife, Inc.	2.9%
Allstate Corp.	2.7%
Exxon Mobil Corp.	2.6%
Oracle Corp.	2.6%
Chevron Corp.	2.3%
Bank of New York Mellon Corp.	2.2%

Equity sectors
Financial Services	18.8%
Energy	14.9%
Utilities & Communications	11.7%
Consumer Staples	11.5%
Industrial Goods & Services	10.8%
Health Care	7.9%
Technology	7.1%
Leisure	3.9%
Retailing	3.7%
Basic Materials	3.4%
Special Products & Services	3.0%
Autos & Housing	1.4%
Transportation	0.3%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Value Series (the “fund”) provided a total return of –32.58%, while Service Class shares of the fund provided a total return of –32.74%. These compare with a return of –36.85% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Strong stock selection in the industrial goods and services sector boosted performance relative to the Russell 1000 Value Index. Not holding poor-performing diversified industrial conglomerate General Electric and the fund’s position in defense contractor Lockheed Martin (aa), which is not a benchmark constituent, were key factors in this result.

The fund’s underweighted positioning in the financial services sector also aided relative performance. Not holding insurance firm American International Group (AIG) and financial services firm Wachovia helped as both securities underperformed the benchmark. Positioning in international financial conglomerate Citigroup (g) also bolstered relative returns. Citigroup aided results as we sold our position prior to significant declines in its price.

Stock selection in the technology sector was another positive factor in relative results. The fund’s holdings of enterprise software products maker Oracle (aa) helped relative performance over the reporting period.

Top relative contributors in other sectors included tobacco company Philip Morris, management consulting firm Accenture (aa), and paint producer Sherwin Williams (aa). Shares of Sherwin Williams rose, in part, due to the Rhode Island Supreme Court’s decision to overturn a lead paint verdict against the paint maker. Company earnings that were above expectations also helped the stock’s performance.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Stock selection and an underweighted position in the health care sector were the primary detractors from relative performance. Not holding strong-performing biotechnology firm Amgen hurt relative returns. The fund’s underweighted position in pharmaceutical giant Pfizer, and positioning in health insurance provider UnitedHealth Group (g), also held back results. We closed out our position in UnitedHealth late in the reporting period, but not before experiencing significant declines.

3

Management Review – continued

UnitedHealth became a benchmark constituent during the second half of the reporting period after the worst of these declines had already occurred.

Elsewhere, an underweighted position in integrated oil and gas company Exxon Mobil and telecommunications provider Verizon hindered relative performance. The fund’s positions in insurance company Genworth Financial, financial services firm Goldman Sachs, investment management firm UBS (aa)(g), and cruise line operator Royal Caribbean also dampened relative results. Shares of Royal Caribbean suffered during the first part of the reporting period due to high fuel costs and more recently due to weak consumer spending. Not holding financial services firm Wells Fargo for the majority of the period also hurt performance as the stock turned in strong relative results.

During the reporting period, the fund’s currency exposure was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment (t)

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	1/02/02	(32.58)%	1.55%	2.20%
Service Class	1/02/02	(32.74)%	1.29%	1.97%

Comparative Benchmark

Russell 1000 Value Index (f)	(36.85)%	(0.79)%	0.78%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, January 2, 2002 through the stated period end.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.86%	$1,000.00	$754.83	$3.79
	Hypothetical (h)	0.86%	$1,000.00	$1,020.81	$4.37
Service Class	Actual	1.11%	$1,000.00	$754.29	$4.89
	Hypothetical (h)	1.11%	$1,000.00	$1,019.56	$5.63

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.4%
Aerospace – 8.4%
Lockheed Martin Corp.	276,620	$23,258,206
Northrop Grumman Corp.	251,420	11,323,957
United Technologies Corp.	162,720	8,721,792

		$43,303,955

Alcoholic Beverages – 1.8%
Diageo PLC	472,988	$6,579,513
Molson Coors Brewing Co.	56,340	2,756,153

		$9,335,666

Apparel Manufacturers – 1.3%
NIKE, Inc., “B”	134,000	$6,834,000

Automotive – 0.5%
Johnson Controls, Inc.	140,200	$2,546,032

Broadcasting – 3.1%
Omnicom Group, Inc.	230,760	$6,212,059
Walt Disney Co.	313,250	7,107,643
WPP Group PLC	438,879	2,558,332

		$15,878,034

Brokerage & Asset Managers – 1.2%
Franklin Resources, Inc.	52,680	$3,359,930
Invesco Ltd.	53,340	770,230
Merrill Lynch & Co., Inc.	193,245	2,249,372

		$6,379,532

Business Services – 3.0%
Accenture Ltd.	283,160	$9,284,816
Automatic Data Processing, Inc.	45,380	1,785,249
Visa, Inc.	37,400	1,961,630
Western Union Co.	155,830	2,234,602

		$15,266,297

Chemicals – 2.7%
3M Co.	93,070	$5,355,248
PPG Industries, Inc.	202,476	8,591,057

		$13,946,305

Computer Software – 2.6%
Oracle Corp. (a)	764,790	$13,559,727

Computer Software – Systems – 2.2%
Hewlett-Packard Co.	91,680	$3,327,067
International Business Machines Corp.	95,330	8,022,973

		$11,350,040

Construction – 0.9%
Sherwin-Williams Co.	80,980	$4,838,555

Consumer Goods & Services – 1.2%
Procter & Gamble Co.	98,454	$6,086,426

Electrical Equipment – 1.6%
Danaher Corp.	76,700	$4,341,987
W.W. Grainger, Inc.	48,220	3,801,665

		$8,143,652

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 2.3%
Agilent Technologies, Inc. (a)	78,290	$1,223,673
Intel Corp.	703,240	10,309,498

		$11,533,171

Energy – Independent – 4.1%
Apache Corp.	93,760	$6,987,933
Devon Energy Corp.	105,470	6,930,434
EOG Resources, Inc.	65,950	4,390,951
Occidental Petroleum Corp.	46,140	2,767,939

		$21,077,257

Energy – Integrated – 10.3%
Chevron Corp.	157,960	$11,684,301
ConocoPhillips	82,370	4,266,766
Exxon Mobil Corp.	170,658	13,623,628
Hess Corp.	104,360	5,597,870
Marathon Oil Corp.	58,240	1,593,446
TOTAL S.A., ADR	294,662	16,294,809

		$53,060,820

Food & Beverages – 3.6%
J.M. Smucker Co.	40,216	$1,743,766
Kellogg Co.	49,870	2,186,800
Nestle S.A.	211,328	8,328,981
Pepsi Bottling Group, Inc.	20,700	465,957
PepsiCo, Inc.	109,408	5,992,276

		$18,717,780

Food & Drug Stores – 1.5%
CVS Caremark Corp.	214,271	$6,158,149
Kroger Co.	67,050	1,770,791

		$7,928,940

Gaming & Lodging – 0.6%
Royal Caribbean Cruises Ltd.	230,040	$3,163,050

General Merchandise – 0.5%
Macy’s, Inc.	224,130	$2,319,746

Health Maintenance Organizations – 0.2%
WellPoint, Inc. (a)	27,590	$1,162,367

Insurance – 7.8%
Allstate Corp.	421,405	$13,805,228
Aon Corp.	41,450	1,893,436
Chubb Corp.	79,860	4,072,860
Genworth Financial, Inc.	340,740	964,294
MetLife, Inc.	433,113	15,098,319
Prudential Financial, Inc.	100,620	3,044,761
Travelers Cos., Inc.	24,890	1,125,028

		$40,003,926

Leisure & Toys – 0.2%
Hasbro, Inc.	37,420	$1,091,541

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 0.8%
Eaton Corp.	83,870	$4,169,178

Major Banks – 9.8%
Bank of America Corp.	313,456	$4,413,460
Bank of New York Mellon Corp.	407,860	11,554,674
Goldman Sachs Group, Inc.	108,992	9,197,835
JPMorgan Chase & Co.	297,170	9,369,770
PNC Financial Services Group, Inc.	85,480	4,188,520
State Street Corp.	191,530	7,532,875
SunTrust Banks, Inc.	35,313	1,043,146
Wells Fargo & Co.	110,820	3,266,974

		$50,567,254

Medical Equipment – 0.4%
Waters Corp. (a)	57,480	$2,106,642

Oil Services – 0.5%
National Oilwell Varco, Inc. (a)	94,650	$2,313,246

Pharmaceuticals – 7.3%
Abbott Laboratories	58,430	$3,118,409
GlaxoSmithKline PLC	140,880	2,615,353
Johnson & Johnson	129,140	7,726,446
Merck & Co., Inc.	321,820	9,783,328
Pfizer, Inc.	104,670	1,853,706
Roche Holding AG	13,600	2,093,498
Wyeth	276,610	10,375,641

		$37,566,381

Railroad & Shipping – 0.3%
Burlington Northern Santa Fe Corp.	17,150	$1,298,427

Specialty Chemicals – 0.7%
Air Products & Chemicals, Inc.	74,476	$3,743,909

Specialty Stores – 0.4%
Staples, Inc.	116,140	$2,081,229

Telecommunications – Wireless – 1.9%
America Movil S.A.B. de C.V., “L”, ADR	12,960	$401,630
Rogers Communications, Inc., “B”	86,500	2,563,819
Vodafone Group PLC	3,253,073	6,548,806

		$9,514,255

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 4.2%
AT&T, Inc.	673,690	$19,200,165
Verizon Communications, Inc.	63,110	2,139,429

		$21,339,594

Tobacco – 4.9%
Altria Group, Inc.	115,911	$1,745,620
Lorillard, Inc.	49,160	2,770,166
Philip Morris International, Inc.	472,841	20,573,312

		$25,089,098

Utilities – Electric Power – 5.6%
Dominion Resources, Inc.	208,522	$7,473,428
Entergy Corp.	53,130	4,416,697
FPL Group, Inc.	93,210	4,691,259
PG&E Corp.	95,900	3,712,289
PPL Corp.	150,330	4,613,628
Public Service Enterprise Group, Inc.	132,460	3,863,858

		$28,771,159

Total Common Stocks (Identified Cost, $626,140,503)		$506,087,191

REPURCHASE AGREEMENTS – 1.6%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $7,926,004 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$7,926,000	$7,926,000

Total Investments (Identified Cost, $634,066,503)		$514,013,191

OTHER ASSETS, LESS LIABILITIES – 0.0%		236,217

Net Assets – 100.0%		$514,249,408

(a)	Non-income producing security.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $634,066,503)	$514,013,191
Cash	388
Foreign currency, at value (identified cost, $8,034)	7,847
Receivable for fund shares sold	2,895,554
Interest and dividends receivable	1,302,698
Other assets	10,201
Total assets		$518,229,879
Liabilities
Payable for investments purchased	$1,612,844
Payable for fund shares reacquired	2,236,120
Payable to affiliates
Management fee	20,502
Shareholder servicing costs	1,323
Distribution fees	2,875
Administrative services fee	96
Payable for independent trustees’ compensation	155
Accrued expenses and other liabilities	106,556
Total liabilities		$3,980,471
Net assets		$514,249,408
Net assets consist of
Paid-in capital	$677,757,065
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(120,065,186)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(53,074,416)
Undistributed net investment income	9,631,945
Net assets		$514,249,408
Shares of beneficial interest outstanding		52,897,249
Initial Class shares
Net assets	$295,721,085
Shares outstanding	30,301,329
Net asset value per share		$9.76
Service Class shares
Net assets	$218,528,323
Shares outstanding	22,595,920
Net asset value per share		$9.67

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$14,977,133
Interest	167,412
Foreign taxes withheld	(157,950)
Total investment income		$14,986,595
Expenses
Management fee	$4,270,621
Distribution fees	518,476
Shareholder servicing costs	117,286
Administrative services fee	93,035
Independent trustees’ compensation	19,393
Custodian fee	130,169
Shareholder communications	65,065
Auditing fees	48,883
Legal fees	12,447
Miscellaneous	33,021
Total expenses		$5,308,396
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(2,834)
Net expenses		$5,305,561
Net investment income		$9,681,034
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(52,201,938)
Foreign currency transactions	(3,653)
Net realized gain (loss) on investments and foreign currency transactions		$(52,205,591)
Change in unrealized appreciation (depreciation)
Investments	$(181,915,563)
Translation of assets and liabilities in foreign currencies	(8,026)
Net unrealized gain (loss) on investments and foreign currency translation		$(181,923,589)
Net realized and unrealized gain (loss) on investments and foreign currency		$(234,129,180)
Change in net assets from operations		$(224,448,146)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$9,681,034	$6,564,856
Net realized gain (loss) on investments and foreign currency transactions	(52,205,591)	23,304,339
Net unrealized gain (loss) on investments and foreign currency translation	(181,923,589)	2,694,524
Change in net assets from operations	$(224,448,146)	$32,563,719
Distributions declared to shareholders
From net investment income
Initial Class	$(4,556,105)	$(2,853,983)
Service Class	(2,012,527)	(1,283,481)
From net realized gain on investments
Initial Class	(15,373,508)	(4,887,597)
Service Class	(8,229,686)	(2,574,458)
Total distributions declared to shareholders	$(30,171,826)	$(11,599,519)
Change in net assets from fund share transactions	$180,678,647	$170,561,899
Total change in net assets	$(73,941,325)	$191,526,099
Net assets
At beginning of period	588,190,733	396,664,634
At end of period (including undistributed net investment income of $9,631,945 and $6,568,031, respectively)	$514,249,408	$588,190,733

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.25	$14.52	$12.52	$12.13	$10.76
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.21	$0.22	$0.18	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(4.98)	0.92	2.32	0.60	1.44
Total from investment operations	$(4.76)	$1.13	$2.54	$0.78	$1.60
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.15)	$(0.14)	$(0.10)	$(0.06)
From net realized gain on investments	(0.56)	(0.25)	(0.40)	(0.29)	(0.17)
Total distributions declared to shareholders	$(0.73)	$(0.40)	$(0.54)	$(0.39)	$(0.23)
Net asset value, end of period	$9.76	$15.25	$14.52	$12.52	$12.13
Total return (%) (k)(r)(s)	(32.58)	7.91	20.84	6.66	15.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.86	0.88	0.91	0.93
Expenses after expense reductions (f)	0.84	0.86	0.88	0.90	0.90
Net investment income	1.77	1.41	1.65	1.50	1.44
Portfolio turnover	36	23	25	20	34
Net assets at end of period (000 Omitted)	$295,721	$390,346	$256,529	$132,371	$83,704

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.12	$14.42	$12.44	$12.07	$10.73
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.17	$0.18	$0.15	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(4.94)	0.91	2.32	0.59	1.43
Total from investment operations	$(4.75)	$1.08	$2.50	$0.74	$1.56
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.13)	$(0.12)	$(0.08)	$(0.05)
From net realized gain on investments	(0.56)	(0.25)	(0.40)	(0.29)	(0.17)
Total distributions declared to shareholders	$(0.70)	$(0.38)	$(0.52)	$(0.37)	$(0.22)
Net asset value, end of period	$9.67	$15.12	$14.42	$12.44	$12.07
Total return (%) (k)(r)(s)	(32.74)	7.59	20.60	6.38	14.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.11	1.13	1.16	1.18
Expenses after expense reductions (f)	1.09	1.11	1.13	1.15	1.15
Net investment income	1.57	1.16	1.40	1.25	1.19
Portfolio turnover	36	23	25	20	34
Net assets at end of period (000 Omitted)	$218,528	$197,844	$140,135	$60,247	$35,500

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

14

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$477,362,708	$36,650,483	$—	$514,013,191
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character.

15

Notes to Financial Statements – continued

These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$9,643,466	$4,723,190
Long-term capital gain	20,528,360	6,876,329
Total distributions	$30,171,826	$11,599,519

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$643,164,503
Gross appreciation	7,898,195
Gross depreciation	(137,049,507)
Net unrealized appreciation (depreciation)	$(129,151,312)
Undistributed ordinary income	9,631,945
Capital loss carryforwards	(43,502,137)
Other temporary differences	(486,153)

As of December 31, 2008 the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(43,502,137)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1.0 billion. This written agreement terminated on December 31, 2008. For the year ended December 31, 2008, the fund’s average daily net assets did not exceed $1.0 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Effective January 1, 2009 the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2009. For the year ended December 31, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

16

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $116,593, which equated to 0.0205% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $693.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0163% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,289 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,834, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $368,474,467 and $206,917,882, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	6,288,355	$81,982,027	8,361,424	$126,372,874
Service Class	11,634,729	139,348,577	5,600,591	84,130,095
	17,923,084	$221,330,604	13,962,015	$210,502,969
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,458,976	$19,929,613	527,356	$7,741,580
Service Class	755,326	10,242,213	264,605	3,857,939
	2,214,302	$30,171,826	791,961	$11,599,519
Shares reacquired
Initial Class	(3,050,035)	$(35,979,239)	(951,777)	$(14,196,859)
Service Class	(2,878,749)	(34,844,544)	(2,499,324)	(37,343,730)
	(5,928,784)	$(70,823,783)	(3,451,101)	$(51,540,589)
Net change
Initial Class	4,697,296	$65,932,401	7,937,003	$119,917,595
Service Class	9,511,306	114,746,246	3,365,872	50,644,304
	14,208,602	$180,678,647	11,302,875	$170,561,899

17

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $3,023 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Value Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

21

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper, Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Series’ total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, this performance may differ from performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Series’ performance. After reviewing these and related factors, the Trustees

23

Board Review of Investment Advisory Agreement – continued

concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval, and that MFS currently observes an expense limitation for the Series. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Series’ effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is currently subject to the breakpoint described above, and that MFS has agreed to amend the Series’ investment advisory agreement to reflect such breakpoint effective January 1, 2009. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $20,528,360 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 96.94% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS INVESTMENT MANAGEMENT

MFS® Mid Cap Growth Series

MFS® Variable Insurance Trust

Annual report

12/31/08

VMG-ANN

MFS® MID CAP GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Allergan, Inc.	2.9%
VeriSign, Inc.	2.3%
Genzyme Corp.	2.3%
Molson Coors Brewing Co.	2.1%
Danaher Corp.	1.9%
Lorillard, Inc.	1.7%
Pepsi Bottling Group, Inc.	1.7%
Noble Corp.	1.7%
Eaton Corp.	1.6%
St. Jude Medical, Inc.	1.5%

Equity sectors
Health Care	15.5%
Technology	14.5%
Industrial Goods & Services	10.9%
Energy	8.1%
Special Products & Services	7.9%
Consumer Staples	7.3%
Retailing	7.0%
Utilities & Communications	6.1%
Financial Services	5.9%
Leisure	5.1%
Basic Materials	2.6%
Transportation	2.4%
Autos & Housing	1.5%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Mid Cap Growth Series (the “fund”) provided a total return of –51.56%, while Service Class shares of the fund provided a total return of –51.59%. This compares with a return of
–44.32% for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

During the reporting period, stock selection was the principal factor detracting from the fund’s performance relative to the Russell Midcap Growth Index. Particularly hard hit were the health care, technology, and energy sectors.

In the health care sector, the fund’s positions in poor-performing health insurer Cigna (g) and managed health care company Coventry Health Care (g) were among the fund’s top detractors. Shares of Coventry Health Care declined amidst a drop in profits due to higher-than-expected medical costs. Holdings of genetic diagnostics equipment company Affymetrix (aa)(g) also hurt relative results.

In the technology sector, the fund’s holdings of electronics assembly manufacturer Flextronics (aa) weighed on relative performance. We feel that shares of Flextronics fell as the market became concerned about weak industry demand and how potential funding constraints could impair the company. In the energy sector, holdings that hurt relative returns included oil and gas services company Tetra Technologies (g) and offshore oil and gas exploration company Helix Energy Solutions Group (g). Shares of Helix Energy declined on concerns of lower production due to the gulf coast storms.

The industrial goods and services sector was another area of relative weakness, although no individual stocks within this sector were among the fund’s top detractors.

Elsewhere in the fund, our positioning in women’s apparel company Ann Taylor (g), which we held as the stock’s price declined, detracted from relative performance. Slot machine manufacturer International Game Technology, insurance company Genworth Financial (aa)(g), and home furnishings and décor retailer Pier 1 Imports (aa)(g) also hindered relative returns as these stocks underperformed the benchmark. Shares of Pier 1 Imports declined as the company’s same-store sales fell more than expected.

Contributors to Performance

Stock selection in the consumer staples sector was a positive contributor to relative returns during the reporting period. Brewery company Molson Coors Brewing (aa) was among the top relative contributors within this sector. Shares of Molson Coors Brewing outperformed the index as the company shed costs and formed a joint venture with SABMiller.

3

Management Review – continued

Elsewhere, the fund’s positions in discount retailer Family Dollar Stores (g) and higher education company DeVry aided relative performance. Holdings of biopharmaceutical company Cubist Pharmaceuticals (aa)(g) also boosted results as this stock outperformed the benchmark. A jump in revenue from the intravenous antibiotic, Cubin, boosted shares of Cubist Pharmaceuticals.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Respectfully,

David DeGroff	Eric Fischman
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective November 20, 2008, David DeGroff and Eric Fischman became co-managers of the fund. Previously, the fund was co-managed by Matthew Krummell and Eric Weigel.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment (t)

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	4/28/00	(51.56)%	(8.41)%	(9.95)%
Service Class	5/01/00	(51.59)%	(8.60)%	(10.16)%

Comparative Benchmark

Russell Midcap Growth Index (f)	(44.32)%	(2.33)%	(5.54)%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, April 28, 2000 through the stated period end.

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.87%	$1,000.00	$520.70	$3.33
	Hypothetical (h)	0.87%	$1,000.00	$1,020.76	$4.42
Service Class	Actual	1.12%	$1,000.00	$520.33	$4.28
	Hypothetical (h)	1.12%	$1,000.00	$1,019.51	$5.69

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 94.8%
Aerospace – 1.6%
Goodrich Corp.	18,710	$692,644
L-3 Communications Holdings, Inc.	3,950	291,431
Northrop Grumman Corp.	11,810	531,922

		$1,515,997

Airlines – 0.8%
Copa Holdings S.A., “A”	20,640	$625,805
UAL Corp.	9,170	101,053

		$726,858

Alcoholic Beverages – 2.1%
Molson Coors Brewing Co.	40,730	$1,992,512

Automotive – 0.4%
BorgWarner Transmission Systems, Inc.	16,770	$365,083

Biotechnology – 3.4%
Biogen Idec, Inc. (a)	12,500	$595,375
Celgene Corp. (a)	7,670	423,998
Genzyme Corp. (a)	32,850	2,180,255

		$3,199,628

Broadcasting – 0.5%
Grupo Televisa S.A., ADR	32,970	$492,572

Brokerage & Asset Managers – 2.1%
Charles Schwab Corp.	58,740	$949,826
CME Group, Inc.	1,820	378,760
Greenhill & Co., Inc.	4,410	307,686
TD AMERITRADE Holding Corp. (a)	28,550	406,838

		$2,043,110

Business Services – 3.1%
Amdocs Ltd. (a)	48,090	$879,566
FTI Consulting, Inc. (a)	7,830	349,844
MasterCard, Inc., “A”	7,290	1,041,960
Visa, Inc.	8,200	430,090
Western Union Co.	18,130	259,984

		$2,961,444

Chemicals – 1.2%
Ecolab, Inc.	33,620	$1,181,743

Computer Software – 6.3%
Akamai Technologies, Inc. (a)	64,160	$968,174
McAfee, Inc. (a)	25,070	866,670
MicroStrategy, Inc., “A” (a)	26,810	995,455
Salesforce.com, Inc. (a)	13,810	442,058
Synopsys, Inc. (a)	29,070	538,376
VeriSign, Inc. (a)	114,330	2,181,416

		$5,992,149

Construction – 1.1%
Pulte Homes, Inc.	8,700	$95,091
Sherwin-Williams Co.	15,490	925,528

		$1,020,619

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Goods & Services – 5.7%
Apollo Group, Inc., “A” (a)	4,930	$377,737
Avon Products, Inc.	24,620	591,619
Capella Education Co. (a)	8,110	476,544
Clorox Co.	5,760	320,026
DeVry, Inc.	18,730	1,075,289
New Oriental Education & Technology Group, Inc., ADR (a)	23,310	1,279,952
Priceline.com, Inc. (a)	11,650	858,023
Strayer Education, Inc.	2,360	506,008

		$5,485,198

Electrical Equipment – 4.3%
AMETEK, Inc.	14,110	$426,263
Danaher Corp.	31,690	1,793,971
Rockwell Automation, Inc.	26,870	866,289
W.W. Grainger, Inc.	12,920	1,018,613

		$4,105,136

Electronics – 6.4%
Atheros Communications, Inc. (a)	9,860	$141,097
Broadcom Corp., “A” (a)	16,740	284,078
Flextronics International Ltd. (a)	470,940	1,205,606
Hittite Microwave Corp. (a)	22,400	659,904
Intersil Corp., “A”	74,280	682,633
Linear Technology Corp.	28,800	637,056
Marvell Technology Group Ltd. (a)	98,800	658,996
MEMC Electronic Materials, Inc. (a)	26,560	379,277
National Semiconductor Corp.	94,290	949,500
Silicon Laboratories, Inc. (a)	21,980	544,664

		$6,142,811

Energy – Independent – 4.5%
Arena Resources, Inc. (a)	3,300	$92,697
Denbury Resources, Inc. (a)	10,240	111,821
EOG Resources, Inc.	13,750	915,475
Noble Energy, Inc.	9,850	484,817
Plains Exploration & Production Co. (a)	29,450	684,418
Ultra Petroleum Corp. (a)	29,040	1,002,170
XTO Energy, Inc.	29,760	1,049,635

		$4,341,033

Energy – Integrated – 0.5%
Marathon Oil Corp.	17,850	$488,376

Engineering – Construction – 1.4%
Fluor Corp.	23,780	$1,067,009
Quanta Services, Inc. (a)	11,090	219,582

		$1,286,591

Entertainment – 1.1%
DreamWorks Animation, Inc., “A” (a)	38,680	$977,057
TiVo, Inc. (a)	15,550	111,338

		$1,088,395

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – 2.5%
Hain Celestial Group, Inc. (a)	5,790	$110,531
J.M. Smucker Co.	16,400	711,104
Pepsi Bottling Group, Inc.	71,470	1,608,790

		$2,430,425

Gaming & Lodging – 0.6%
International Game Technology	49,390	$587,247

General Merchandise – 1.7%
Family Dollar Stores, Inc.	19,550	$509,669
Kohl’s Corp. (a)	31,540	1,141,748

		$1,651,417

Insurance – 1.8%
ACE Ltd.	8,510	$450,349
Allied World Assurance Co. Holdings Ltd.	7,280	295,568
Aspen Insurance Holdings Ltd.	26,800	649,900
PartnerRe Ltd.	4,530	322,853

		$1,718,670

Leisure & Toys – 1.4%
Electronic Arts, Inc. (a)	30,230	$484,889
Hasbro, Inc.	22,680	661,576
THQ, Inc. (a)	50,820	212,936

		$1,359,401

Machinery & Tools – 3.2%
Bucyrus International, Inc.	24,030	$445,036
Eaton Corp.	31,720	1,576,801
Fastenal Co.	6,170	215,025
Kennametal, Inc.	26,140	580,047
Roper Industries, Inc.	5,330	231,375

		$3,048,284

Major Banks – 0.9%
State Street Corp.	21,350	$839,696

Medical & Health Technology & Services – 4.1%
DaVita, Inc. (a)	10,160	$503,631
Express Scripts, Inc. (a)	16,150	887,927
IDEXX Laboratories, Inc. (a)	37,010	1,335,321
Medco Health Solutions, Inc. (a)	28,390	1,189,825

		$3,916,704

Medical Equipment – 5.1%
Becton, Dickinson & Co.	10,450	$714,676
C.R. Bard, Inc.	14,150	1,192,279
Covidien Ltd.	12,210	442,490
St. Jude Medical, Inc. (a)	42,930	1,414,973
Zimmer Holdings, Inc. (a)	28,320	1,144,694

		$4,909,112

Natural Gas – Distribution – 0.6%
Equitable Resources, Inc.	17,420	$584,441

Natural Gas – Pipeline – 1.0%
Williams Cos., Inc.	67,040	$970,739

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – 3.1%
Exterran Holdings, Inc. (a)(l)	40,310	$858,603
Noble Corp.	72,030	1,591,143
Transocean, Inc. (a)	10,250	484,313

		$2,934,059

Other Banks & Diversified Financials – 1.1%
Northern Trust Corp.	19,140	$997,960

Personal Computers & Peripherals – 1.8%
NetApp, Inc. (a)	33,830	$472,605
Nuance Communications, Inc. (a)	124,340	1,288,162

		$1,760,767

Pharmaceuticals – 2.9%
Allergan, Inc.	68,190	$2,749,421

Pollution Control – 0.4%
Republic Services, Inc.	16,550	$410,275

Restaurants – 1.5%
Darden Restaurants, Inc.	22,000	$619,960
P.F. Chang’s China Bistro, Inc. (a)	10,820	226,571
YUM! Brands, Inc.	17,530	552,195

		$1,398,726

Specialty Chemicals – 1.4%
Praxair, Inc.	22,880	$1,358,149

Specialty Stores – 5.3%
Abercrombie & Fitch Co., “A”	32,830	$757,388
Dick’s Sporting Goods, Inc. (a)	20,860	294,335
O’Reilly Automotive, Inc. (a)	35,720	1,098,033
PetSmart, Inc.	40,710	751,100
Ross Stores, Inc.	13,600	404,328
Staples, Inc.	46,900	840,448
Tiffany & Co.	36,870	871,238

		$5,016,870

Telecommunications – Wireless – 0.5%
Rogers Communications, Inc., “B”	16,210	$480,457

Telephone Services – 1.0%
American Tower Corp., “A” (a)	33,170	$972,544

Tobacco – 1.8%
Lorillard, Inc.	29,670	$1,671,905

Trucking – 1.6%
J.B. Hunt Transport Services, Inc.	19,510	$512,528
Landstar System, Inc.	26,800	1,029,924

		$1,542,452

Utilities – Electric Power – 3.0%
AES Corp. (a)	22,820	$188,037
Allegheny Energy, Inc.	27,490	930,811
American Electric Power Co., Inc.	21,940	730,163
PPL Corp.	33,850	1,038,857

		$2,887,868

Total Common Stocks (Identified Cost, $113,600,101)		$90,626,844

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

REPURCHASE AGREEMENTS – 2.8%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $2,677,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$2,677,000	$2,677,000

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	49,224	$49,224

Total Investments (Identified Cost, $116,326,325)		$93,353,068

OTHER ASSETS, LESS LIABILITIES – 2.3%		2,223,734

Net Assets – 100.0%		$95,576,802

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $49,927 of securities on loan (identified cost, $116,326,325)	$93,353,068
Cash	568
Receivable for fund shares sold	2,401,811
Interest and dividends receivable	83,026
Other assets	2,637
Total assets		$95,841,110
Liabilities
Payable for investments purchased	$86,941
Payable for fund shares reacquired	48,082
Collateral for securities loaned, at value	49,224
Payable to affiliates
Management fee	3,700
Shareholder servicing costs	196
Distribution fees	267
Administrative services fee	96
Payable for independent trustees’ compensation	94
Accrued expenses and other liabilities	75,708
Total liabilities		$264,308
Net assets		$95,576,802
Net assets consist of
Paid-in capital	$175,105,247
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(22,973,218)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(56,810,312)
Undistributed net investment income	255,085
Net assets		$95,576,802
Shares of beneficial interest outstanding		29,344,037
Initial Class shares
Net assets	$73,066,197
Shares outstanding	22,310,444
Net asset value per share		$3.27
Service Class shares
Net assets	$22,510,605
Shares outstanding	7,033,593
Net asset value per share		$3.20

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$1,602,273
Income on securities loaned	134,642
Interest	83,283
Foreign taxes withheld	(163)
Total investment income		$1,820,035
Expenses
Management fee	$1,272,320
Distribution fees	90,662
Shareholder servicing costs	34,910
Administrative services fee	33,683
Independent trustees’ compensation	11,019
Custodian fee	38,607
Shareholder communications	15,405
Auditing fees	47,981
Legal fees	4,697
Miscellaneous	13,543
Total expenses		$1,562,827
Fees paid indirectly	(16)
Reduction of expenses by investment adviser	(916)
Net expenses		$1,561,895
Net investment income		$258,140
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(56,165,797)
Foreign currency transactions	(2,047)
Net realized gain (loss) on investments and foreign currency transactions		$(56,167,844)
Change in unrealized appreciation (depreciation)
Investments	$(49,036,222)
Translation of assets and liabilities in foreign currencies	39
Net unrealized gain (loss) on investments and foreign currency translation		$(49,036,183)
Net realized and unrealized gain (loss) on investments and foreign currency		$(105,204,027)
Change in net assets from operations		$(104,945,887)

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income (loss)	$258,140	$(373,281)
Net realized gain (loss) on investments and foreign currency transactions	(56,167,844)	23,240,055
Net unrealized gain (loss) on investments and foreign currency translation	(49,036,183)	(8,715)
Change in net assets from operations	$(104,945,887)	$22,858,059
Distributions declared to shareholders
From net investment income
Initial Class	$—	$(361,595)
From net realized gain on investments
Initial Class	(17,937,408)	(7,696,033)
Service Class	(5,186,563)	(1,920,387)
Total distributions declared to shareholders	$(23,123,971)	$(9,978,015)
Change in net assets from fund share transactions	$2,389,823	$(24,236,624)
Total change in net assets	$(125,680,035)	$(11,356,580)
Net assets
At beginning of period	221,256,837	232,613,417
At end of period (including undistributed net investment income of $255,085 and $0, respectively)	$95,576,802	$221,256,837

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008		2007	2006		2005	2004
Net asset value, beginning of period	$7.66		$7.25	$7.30		$7.08	$6.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01		$(0.01)	$0.01		$(0.03)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.55)		0.71	0.18		0.25	0.94
Total from investment operations	$(3.54)		$0.70	$0.19		$0.22	$0.90
Less distributions declared to shareholders
From net investment income	$—		$(0.01)	$—		$—	$—
From net realized gain on investments	(0.85)		(0.28)	(0.24)		—	—
Total distributions declared to shareholders	$(0.85)		$(0.29)	$(0.24)		$—	$—
Net asset value, end of period	$3.27		$7.66	$7.25		$7.30	$7.08
Total return (%) (k)(r)(s)	(51.56)		9.82	2.55		3.11	14.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87		0.91	0.90		0.92	0.87
Expenses after expense reductions (f)	0.87		0.91	0.89		0.92	0.87
Net investment income (loss)	0.21		(0.10)	0.19		(0.40)	(0.56)
Portfolio turnover	104		91	141		86	83
Net assets at end of period (000 Omitted)	$73,066		$173,048	$190,684		$216,765	$221,192

Service Class	Years ended 12/31
	2008		2007	2006		2005	2004
Net asset value, beginning of period	$7.52		$7.13	$7.20		$7.00	$6.12
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.03)	$(0.00	)(w)	$(0.04)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.47)		0.70	0.17		0.24	0.93
Total from investment operations	$(3.47)		$0.67	$0.17		$0.20	$0.88
Less distributions declared to shareholders
From net realized gain on investments	$(0.85)		$(0.28)	$(0.24)		$—	$—
Net asset value, end of period	$3.20		$7.52	$7.13		$7.20	$7.00
Total return (%) (k)(r)(s)	(51.59)		9.51	2.30		2.86	14.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12		1.16	1.15		1.17	1.12
Expenses after expense reductions (f)	1.12		1.16	1.15		1.17	1.12
Net investment loss	(0.05)		(0.35)	(0.02)		(0.66)	(0.81)
Portfolio turnover	104		91	141		86	83
Net assets at end of period (000 Omitted)	$22,511		$48,209	$41,929		$40,116	$49,849

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosure about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other

14

Notes to Financial Statements – continued

markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$90,676,068	$2,677,000	$—	$93,353,068
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in

15

Notes to Financial Statements – continued

unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$253,243	$3,918,982
Long-term capital gain	22,870,728	6,059,033
Total distributions	$23,123,971	$9,978,015

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$119,196,551
Gross appreciation	4,196,506
Gross depreciation	(30,039,989)
Net unrealized appreciation (depreciation)	$(25,843,483)
Undistributed ordinary income	255,085
Capital loss carryforwards	(53,689,381)
Other temporary differences	(250,666)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(53,689,381)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement terminated on December 31, 2008. For the year ended December 31, 2008, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

Effective January 1, 2009, the investment advisory agreement has been amended such that the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

16

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $33,398, which equated to 0.0197% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $1,512.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0199% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,427 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $916, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $173,780,406 and $192,994,734, respectively.

17

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,548,518	$21,478,916	4,234,333	$32,366,469
Service Class	1,686,814	7,693,407	2,611,373	19,557,977
	5,235,332	$29,172,323	6,845,706	$51,924,446
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,838,198	$17,937,408	1,081,561	$8,057,628
Service Class	837,894	5,186,563	261,990	1,920,387
	3,676,092	$23,123,971	1,343,551	$9,978,015
Shares reacquired
Initial Class	(6,673,717)	$(38,957,007)	(9,008,183)	$(68,509,129)
Service Class	(1,901,701)	(10,949,464)	(2,342,074)	(17,629,956)
	(8,575,418)	$(49,906,471)	(11,350,257)	$(86,139,085)
Net change
Initial Class	(287,001)	$459,317	(3,692,289)	$(28,085,032)
Service Class	623,007	1,930,506	531,289	3,848,408
	336,006	$2,389,823	(3,161,000)	$(24,236,624)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $795 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Series (the ‘‘Fund’’) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

21

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers David DeGroff Eric Fischman

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series’ total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 4th quintile for the one-year period and in the 5th quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Series. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Series’ performance, including the replacement of both portfolio managers in

23

Board Review of Investment Advisory Agreement – continued

June 2006, the addition of a new portfolio manager in October 2007, and significant changes to the Series’ investment process in June 2006. In addition, the Trustees requested that they continue to receive a separate update on the Series’ performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Series.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data, the Series’ effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is currently subject to the breakpoint described above and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect such breakpoint effective January 1, 2009. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $22,870,728 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS INVESTMENT MANAGEMENT

MFS® New Discovery Series

MFS® Variable Insurance Trust
Annual report

12/31/08
VND-ANN

MFS® NEW DISCOVERY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
IDEXX Laboratories, Inc.	2.7%
MWI Veterinary Supply, Inc.	2.3%
Concur Technologies, Inc.	2.0%
Quanta Services, Inc.	2.0%
New Oriental Education & Technology Group, Inc., ADR	1.9%
ABIOMED, Inc.	1.7%
Dresser-Rand Group, Inc.	1.7%
International Game Technology	1.7%
Hittite Microwave Corp.	1.6%
Exterran Holdings, Inc.	1.6%

Equity sectors
Health Care	23.5%
Technology	21.1%
Special Products & Services	11.0%
Leisure	9.3%
Energy	9.3%
Industrial Goods & Services	6.8%
Retailing	5.6%
Basic Materials	4.0%
Transportation	3.2%
Autos & Housing	2.1%
Financial Services	1.9%
Consumer Staples	1.2%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS New Discovery Series (the “fund”) provided a total return of –39.33%, while Service Class shares of the fund provided a total return of –39.52%. These compare with a return of –38.54% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Relative to the Russell 2000 Growth Index, stock selection in the health care sector was the key factor that held back performance. Within this sector, the fund’s holdings of poor-performing medical device manufacturers NxStage Medical and Mindray Medical International (aa) were among the top relative detractors. Shares of Mindray were under some pressure, we believe, due to concerns that a slowdown in hospital spending on capital equipment, such as Mindray’s imaging and diagnostic system, would impact the company’s revenues.

In the industrial goods and services sector, security selection also dampened relative performance. Within this sector, oil and natural resource infrastructure provider North America Energy Partners (aa) was a top relative detractor.

Stock selection and an overweighted position in the energy sector hurt relative performance. The fund’s holdings of offshore oil and gas exploration company Helix Energy Solutions Group (aa) and oil and gas services company Exterran Holdings (aa) hindered relative results as both stocks underperformed the benchmark over the reporting period.

A combination of stock selection and an underweighted position in the financial services sector was another negative factor in the fund’s relative performance. No individual securities within this sector were among the fund’s top relative detractors for the period.

Elsewhere, holdings of aluminum producer Century Aluminum, interactive entertainment software company THQ, Inc., business research provider Corporate Executive Board (aa), McCormick & Schmicks Seafood Restaurant, and homebuilder Lennar Corp. (aa)(g), held back relative returns. Like most U.S. homebuilders, Lennar’s shares are well off their 2005 highs. We believe that the company’s stock was further pressured by investor’s scrutiny over its extensive use of the joint venture land-buying structure, which requires a relatively low level of official disclosure. We sold the stock late in the period on concerns about its liquidity situation given the company’s relatively high debt load, declining cash balance and weakening free cash flow generation.

3

Management Review – continued

During the reporting period, the fund’s currency exposure was also a relative detractor. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the retailing sector was the primary contributor to performance relative to the benchmark. An overweighted position in urban fashion apparel retailer Citi Trends was among the fund’s top contributors. Citi Trends benefited from efforts to improve the management of its inventory levels, which led to a higher gross margin. The fund’s positioning in strong-performing discount retailer 99 Cents Only Stores (g), which outperformed the benchmark over the reporting period, also helped.

A combination of stock selection and an overweighted position in the special products and services sector benefited relative performance. Within this sector, the fund’s holdings of strong-performing online university Capella Education Company boosted relative results. Capella’s positive performance was due, in part, to robust revenue growth, primarily from strong demand and by offering new programs and specializations. Positioning in expense management software company Concur Technologies was another positive factor as the fund increased its holdings prior to the stock’s run-up in the latter part of the reporting period.

Stock selection in the transportation sector also aided relative performance. Within this sector, holdings of strong-performing airline carrier Allegiant Travel contributed to relative returns.

Elsewhere, the fund’s holdings of electric and gas infrastructure services provider Quanta Services (aa), oil and gas exploration and production company EXCO Resources, medical device maker ABIOMED, retail bakery-cafes operator Panera Bread (aa)(g), and homebuilder Pulte Homes (aa) were top relative contributors.

Respectfully,

Thomas Wetherald

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/01/98	(39.33)%	(4.62)%	1.54%
Service Class	5/01/00	(39.52)%	(4.87)%	1.32%

Comparative Benchmark

Russell 2000 Growth Index (f)	(38.54)%	(2.35)%	(0.76)%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	1.03%	$1,000.00	$659.98	$4.30
	Hypothetical (h)	1.03%	$1,000.00	$1,019.96	$5.23
Service Class	Actual	1.28%	$1,000.00	$658.72	$5.34
	Hypothetical (h)	1.28%	$1,000.00	$1,018.70	$6.50

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.0%
Airlines – 0.8%
Allegiant Travel Co. (a)	65,780	$3,194,929

Biotechnology – 0.5%
Nanosphere, Inc. (a)(l)	190,480	$906,685
SEQUENOM, Inc. (a)	63,010	1,250,118

		$2,156,803

Brokerage & Asset Managers – 0.6%
KBW, Inc. (a)(l)	58,210	$1,338,830
Thomas Weisel Partners Group (a)	236,260	1,115,147

		$2,453,977

Business Services – 5.5%
ATA, Inc., ADR (a)	182,360	$928,212
Concur Technologies, Inc. (a)	252,680	8,292,958
Constant Contact, Inc. (a)(l)	167,172	2,215,029
Corporate Executive Board Co.	191,531	4,225,174
CoStar Group, Inc. (a)	92,890	3,059,797
Ultimate Software Group, Inc. (a)	269,490	3,934,554

		$22,655,724

Chemicals – 1.0%
Nalco Holding Co.	358,970	$4,142,514

Computer Software – 4.1%
ANSYS, Inc. (a)	69,870	$1,948,674
Blackboard, Inc. (a)	79,620	2,088,433
CommVault Systems, Inc. (a)	270,720	3,630,355
Guidance Software, Inc. (a)	306,315	1,249,765
Salesforce.com, Inc. (a)	112,660	3,606,247
SPSS, Inc. (a)	161,260	4,347,570

		$16,871,044

Computer Software – Systems – 1.5%
Deltek, Inc. (a)	258,520	$1,199,533
PROS Holdings, Inc. (a)(l)	438,370	2,520,628
Solera Holdings, Inc. (a)	112,300	2,706,430

		$6,426,591

Construction – 2.1%
Pulte Homes, Inc.	530,180	$5,794,867
Toll Brothers, Inc. (a)	88,240	1,890,983
Urbi Desarrollos Urbanos S.A. de C.V. (a)	787,940	1,081,615

		$8,767,465

Consumer Goods & Services – 4.9%
Capella Education Co. (a)	104,370	$6,132,781
Central Garden & Pet Co., "A" (a)	262,310	1,547,629
New Oriental Education & Technology Group, Inc., ADR (a)	144,390	7,928,455
Sotheby's	189,990	1,689,011
Strayer Education, Inc.	13,890	2,978,155

		$20,276,031

Electrical Equipment – 0.4%
Itron, Inc. (a)	27,560	$1,756,674

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 8.1%
ARM Holdings PLC	5,221,850	$6,534,357
ASML Holding N.V.	353,410	6,386,119
Atheros Communications, Inc. (a)	201,890	2,889,046
Hittite Microwave Corp. (a)	230,060	6,777,568
Mellanox Technologies Ltd. (a)	345,060	2,712,172
MEMC Electronic Materials, Inc. (a)	217,930	3,112,040
Monolithic Power Systems, Inc. (a)(l)	121,360	1,530,350
Silicon Laboratories, Inc. (a)	156,900	3,887,982

		$33,829,634

Energy – Independent – 2.9%
Continental Resources, Inc. (a)	163,780	$3,391,884
Denbury Resources, Inc. (a)	329,460	3,597,703
EXCO Resources, Inc. (a)	539,720	4,889,863

		$11,879,450

Engineering – Construction – 4.2%
North American Energy Partners, Inc. (a)	1,094,715	$3,656,348
Quanta Services, Inc. (a)	413,774	8,192,725
Team, Inc. (a)	198,670	5,503,159

		$17,352,232

Entertainment – 0.6%
TiVo, Inc. (a)	369,980	$2,649,057

Food & Beverages – 0.8%
Hain Celestial Group, Inc. (a)	170,360	$3,252,172

Forest & Paper Products – 1.4%
Universal Forest Products, Inc. (l)	208,460	$5,609,659

Gaming & Lodging – 3.8%
International Game Technology	575,970	$6,848,283
Morgans Hotel Group Co. (a)(l)	413,670	1,927,702
Pinnacle Entertainment, Inc. (a)(l)	435,780	3,346,790
WMS Industries, Inc. (a)	128,255	3,450,060

		$15,572,835

Health Maintenance Organizations – 1.2%
Ehealth, Inc. (a)	352,420	$4,680,138
OdontoPrev S.A.	50,200	499,857

		$5,179,995

Internet – 4.1%
comScore, Inc. (a)	143,330	$1,827,458
Dealertrack Holdings, Inc. (a)(l)	269,987	3,210,145
Omniture, Inc. (a)(l)	478,180	5,087,835
TechTarget, Inc. (a)	962,851	4,159,516
Vocus, Inc. (a)	153,970	2,803,794

		$17,088,748

Leisure & Toys – 0.7%
THQ, Inc. (a)	743,829	$3,116,644

Machinery & Tools – 2.2%
Polypore International, Inc. (a)	727,120	$5,497,027
Ritchie Bros. Auctioneers, Inc. (l)	177,260	3,796,909

		$9,293,936

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical & Health Technology & Services – 9.6%
Athena Health, Inc. (a)	91,820	$3,454,268
Diagnosticos da America S.A.	109,300	1,064,122
Genoptix, Inc. (a)	49,820	1,697,866
Healthcare Services Group, Inc.	315,960	5,033,243
IDEXX Laboratories, Inc. (a)	310,716	11,210,633
IPC The Hospitalist Co., Inc. (a)	206,720	3,479,098
Medassets, Inc. (a)(l)	325,200	4,747,920
MWI Veterinary Supply, Inc. (a)	347,395	9,365,769

		$40,052,919

Medical Equipment – 11.0%
ABIOMED, Inc. (a)	439,160	$7,211,007
AtriCure, Inc. (a)	178,980	397,336
Conceptus, Inc. (a)(l)	412,710	6,281,446
DENTSPLY International, Inc.	218,420	6,168,181
Dexcom, Inc. (a)(l)	595,769	1,644,322
Edwards Lifesciences Corp. (a)	57,050	3,134,898
Insulet Corp. (a)(l)	275,820	2,129,330
Masimo Corp. (a)	50,130	1,495,378
Mindray Medical International Ltd., ADR	313,670	5,646,060
NxStage Medical, Inc. (a)(l)	1,284,600	3,429,882
ResMed, Inc. (a)	140,320	5,259,194
Thoratec Corp. (a)	44,690	1,451,978
Volcano Corp. (a)	92,350	1,385,250

		$45,634,262

Metals & Mining – 1.6%
Century Aluminum Co. (a)	458,800	$4,588,000
Freeport-McMoRan Copper & Gold, Inc.	86,360	2,110,638

		$6,698,638

Network & Telecom – 1.8%
Cavium Networks, Inc. (a)(l)	163,750	$1,721,013
NICE Systems Ltd., ADR (a)	144,780	3,253,207
Polycom, Inc. (a)	175,680	2,373,437

		$7,347,657

Oil Services – 6.4%
Dresser-Rand Group, Inc. (a)	400,850	$6,914,663
Exterran Holdings, Inc. (a)(l)	317,840	6,769,992
Helix Energy Solutions Group, Inc. (a)	624,380	4,520,511
Helmerich & Payne, Inc.	159,330	3,624,758
Natural Gas Services Group, Inc. (a)(l)	107,110	1,085,024
Oceaneering International, Inc. (a)	118,470	3,452,216

		$26,367,164

Other Banks & Diversified Financials – 1.3%
City National Corp.	44,160	$2,150,592
Signature Bank (a)	114,110	3,273,816

		$5,424,408

Personal Computers & Peripherals – 1.5%
Nuance Communications, Inc. (a)	613,204	$6,352,793

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 1.2%
Cadence Pharmaceuticals, Inc. (a)(l)	285,830	$2,066,551
Genomma Lab Internacional S.A., "B" (a)	1,340,700	938,108
Inspire Pharmaceuticals, Inc. (a)	303,610	1,092,996
Synta Pharmaceuticals Corp. (a)(l)	154,870	947,804

		$5,045,459

Printing & Publishing – 1.8%
Morningstar, Inc. (a)	88,270	$3,133,585
MSCI, Inc., "A" (a)	236,620	4,202,371

		$7,335,956

Railroad & Shipping – 0.3%
Diana Shipping, Inc.	113,010	$1,442,008

Restaurants – 2.4%
McCormick & Schmick's Seafood Restaurant, Inc. (a)(h)	769,170	$3,092,063
Red Robin Gourmet Burgers, Inc. (a)	275,550	4,637,507
Texas Roadhouse, Inc., "A" (a)	266,770	2,067,468

		$9,797,038

Special Products & Services – 1.0%
Heckmann Corp. (a)(l)	739,890	$4,180,379

Specialty Stores – 5.6%
Abercrombie & Fitch Co., "A"	132,200	$3,049,854
Citi Trends, Inc. (a)	308,170	4,536,262
Ctrip.com International Ltd., ADR	127,190	3,027,122
Dufry South America Ltd., BDR	131,740	939,256
J. Crew Group, Inc. (a)	81,210	990,762
Lumber Liquidators, Inc. (a)	389,407	4,112,138
Monro Muffler Brake, Inc.	117,386	2,993,343
Zumiez, Inc. (a)(l)	459,050	3,419,923

		$23,068,660

Trucking – 2.1%
J.B. Hunt Transport Services, Inc.	156,310	$4,106,264
Old Dominion Freight Lines, Inc. (a)	158,270	4,504,364

		$8,610,628

Total Common Stocks (Identified Cost, $540,669,785)		$410,884,083

	Strike Price	First Exercise
WARRANTS – 0.0%
Alcoholic Beverages – 0.0%
Castle Brands, Inc. (1 share for 1 warrant) (Identified Cost, $166,679) (a)(z)	$6.57	5/08/07	118,680	$17,518

COLLATERAL FOR SECURITIES LOANED – 1.0%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	4,212,818	$4,212,818

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
REPURCHASE AGREEMENTS – 1.3%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $5,090,003 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$5,090,000	$5,090,000

Total Investments (Identified Cost, $550,139,282)		$420,204,419

OTHER ASSETS, LESS LIABILITIES – (1.3)%		(5,187,912)

Net Assets – 100.0%		$415,016,507

(a)	Non-income producing security.

(h)	Affiliated issuers are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

(l)	All or a portion of this security is on loan.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Castle Brands, Inc. (Warrants)	4/18/07	$166,679	$17,518
% of Net Assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

BDR	Brazilian Depository Receipt

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $540,135,856)	$417,112,356
Other affiliated issuers, at value (identified cost, $10,003,426)	3,092,063
Total investments, at value, including $4,108,315 of securities on loan (identified cost, $550,139,282)	$420,204,419
Cash	$209
Receivable for investments sold	284,941
Receivable for fund shares sold	420,273
Interest and dividends receivable	137,412
Other assets	8,110
Total assets		$421,055,364
Liabilities
Payable for investments purchased	$1,490,945
Payable for fund shares reacquired	165,901
Collateral for securities loaned, at value	4,212,818
Payable to affiliates
Management fee	19,427
Shareholder servicing costs	1,166
Distribution fees	1,628
Administrative services fee	96
Payable for independent trustees’ compensation	161
Accrued expenses and other liabilities	146,715
Total liabilities		$6,038,857
Net assets		$415,016,507
Net assets consist of
Paid-in capital	$707,829,533
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(129,934,858)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(162,843,666)
Accumulated net investment loss	(34,502)
Net assets		$415,016,507
Shares of beneficial interest outstanding		50,851,746
Initial Class shares
Net assets	$289,595,595
Shares outstanding	35,198,043
Net asset value per share		$8.23
Service Class shares
Net assets	$125,420,912
Shares outstanding	15,653,703
Net asset value per share		$8.01
See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment loss
Income
Dividends	$2,334,506
Income on securities loaned	1,560,269
Interest	66,628
Foreign taxes withheld	(11,051)
Total investment income		$3,950,352
Expenses
Management fee	$5,462,281
Distribution fees	462,401
Shareholder servicing costs	122,324
Administrative services fee	95,744
Independent trustees’ compensation	20,679
Custodian fee	120,673
Shareholder communications	193,662
Auditing fees	48,180
Legal fees	12,180
Miscellaneous	43,320
Total expenses		$6,581,444
Fees paid indirectly	(11,474)
Reduction of expenses by investment adviser	(3,228)
Net expenses		$6,566,742
Net investment loss		$(2,616,390)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investments transactions:
Non-affiliated issuers	$(146,802,978)
Other affiliated issuers	(1,905,133)
Foreign currency transactions	(52,796)
Net realized gain (loss) on investments and foreign currency transactions		$(148,760,907)
Change in unrealized appreciation (depreciation)
Investments	$(130,718,072)
Translation of assets and liabilities in foreign currencies	22
Net unrealized gain (loss) on investments and foreign currency translation		$(130,718,050)
Net realized and unrealized gain (loss) on investments and foreign currency		$(279,478,957)
Change in net assets from operations		$(282,095,347)

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment loss	$(2,616,390)	$(4,848,195)
Net realized gain (loss) on investments and foreign currency transactions	(148,760,907)	127,045,561
Net unrealized gain (loss) on investments and foreign currency translation	(130,718,050)	(100,856,351)
Change in net assets from operations	$(282,095,347)	$21,341,015
Distributions declared to shareholders
From net realized gain on investments
Initial Class	$(86,808,423)	$(38,920,995)
Service Class	(39,007,565)	(20,313,905)
Total distributions declared to shareholders	$(125,815,988)	$(59,234,900)
Change in net assets from fund share transactions	$59,691,753	$(17,702,823)
Total change in net assets	$(348,219,582)	$(55,596,708)
Net assets
At beginning of period	763,236,089	818,832,797
At end of period (including accumulated net investment loss of $34,502 and $0, respectively)	$415,016,507	$763,236,089

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.63	$17.42	$15.65	$14.87	$13.96
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.09)	$(0.10)	$(0.09)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.54)	0.58	2.16	0.87	1.00
Total from investment operations	$(5.58)	$0.49	$2.06	$0.78	$0.91
Less distributions declared to shareholders
From net realized gain on investments	$(2.82)	$(1.28)	$(0.29)	$—	$—
Net asset value, end of period	$8.23	$16.63	$17.42	$15.65	$14.87
Total return (%) (k)(r)(s)	(39.33)	2.52	13.22	5.25	6.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.01	1.03	1.06	1.01
Expenses after expense reductions (f)	1.01	1.01	1.03	1.06	1.01
Net investment loss	(0.36)	(0.50)	(0.63)	(0.61)	(0.67)
Portfolio turnover	121	95	106	132	134
Net assets at end of period (000 Omitted)	$289,596	$520,726	$533,322	$406,190	$380,100

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.31	$17.15	$15.45	$14.71	$13.85
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.13)	$(0.14)	$(0.12)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.41)	0.57	2.13	0.86	0.99
Total from investment operations	$(5.48)	$0.44	$1.99	$0.74	$0.86
Less distributions declared to shareholders
From net realized gain on investments	$(2.82)	$(1.28)	$(0.29)	$—	$—
Net asset value, end of period	$8.01	$16.31	$17.15	$15.45	$14.71
Total return (%) (k)(r)(s)	(39.52)	2.25	12.93	5.03	6.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.26	1.28	1.30	1.26
Expenses after expense reductions (f)	1.26	1.26	1.28	1.30	1.26
Net investment loss	(0.60)	(0.75)	(0.88)	(0.86)	(0.92)
Portfolio turnover	121	95	106	132	134
Net assets at end of period (000 Omitted)	$125,421	$242,510	$285,511	$296,399	$386,049

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other

14

Notes to Financial Statements – continued

markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$406,059,310	$14,145,109	$—	$420,204,419
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in

15

Notes to Financial Statements – continued

realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$32,124,010	$18,898,749
Long-term capital gain	93,691,978	40,336,151
Total distributions	$125,815,988	$59,234,900

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$585,334,544
Gross appreciation	18,738,862
Gross depreciation	(183,868,987)
Net unrealized appreciation (depreciation)	$(165,130,125)
Capital loss carryforwards	(125,076,573)
Post-October currency loss deferral	(34,502)
Other temporary differences	(2,571,826)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(125,076,573)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.80% of average daily net assets in excess of $1.0 billion. This written agreement terminated on December 31, 2008. For the year ended December 31, 2008, the fund’s average daily net assets did not exceed $1.0 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Effective January 1, 2009, the management fee will be computed daily and paid monthly at the following annual rates:

First $1.0 billion of average daily net assets	0.90%
Average daily net assets in excess of $1.0 billion	0.80%

16

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $121,215, which equated to 0.0200% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $1,109.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,296 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,228, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $744,626,610 and $812,373,055, respectively.

17

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,613,563	$58,817,593	3,808,365	$68,062,060
Service Class	2,231,639	22,950,027	1,147,752	19,988,763
	6,845,202	$81,767,620	4,956,117	$88,050,823
Shares issued to shareholders in reinvestment of distributions
Initial Class	6,961,381	$86,808,423	2,249,768	$38,920,995
Service Class	3,205,223	39,007,565	1,194,936	20,313,905
	10,166,604	$125,815,988	3,444,704	$59,234,900
Shares reacquired
Initial Class	(7,686,034)	$(92,763,167)	(5,357,183)	$(93,663,283)
Service Class	(4,649,773)	(55,128,688)	(4,120,819)	(71,325,263)
	(12,335,807)	$(147,891,855)	(9,478,002)	$(164,988,546)
Net change
Initial Class	3,888,910	$52,862,849	700,950	$13,319,772
Service Class	787,089	6,828,904	(1,778,131)	(31,022,595)
	4,675,999	$59,691,753	(1,077,181)	$(17,702,823)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $3,091 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Other Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
McCormick & Schmick’s Seafood Restaurant, Inc.	501,476	457,884	(190,190)	769,170

Other Affiliated Issuers	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
McCormick & Schmick’s Seafood Restaurant, Inc.	$(1,905,133)	$—	$—	$3,092,063

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

21

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Thomas Wetherald

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series’ total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 5th quintile for each of the one- and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Series. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Series’ performance. In addition, the Trustees requested that they continue to

23

Board Review of Investment Advisory Agreement – continued

receive a separate update on the Series’ performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one- year period, but that they would continue to closely monitor the performance of the Series.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data, the Series’ effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is currently subject to the breakpoint described above and that MFS has agreed to amend the Series’ investment advisory agreement to reflect such breakpoint effective January 1, 2009. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $93,691,978 as capital gain dividends paid during the fiscal year.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS INVESTMENT MANAGEMENT

MFS® Utilities Series

MFS® Variable Insurance Trust

Annual report

12/31/08

VUF-ANN

MFS® UTILITIES SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
NRG Energy, Inc.	5.6%
Equitable Resources, Inc.	4.2%
E.ON AG	3.3%
Rogers Communications, Inc., “B”	3.2%
Allegheny Energy, Inc.	3.0%
Public Service Enterprise Group, Inc.	3.0%
American Electric Power Co., Inc.	2.9%
Telefonica S.A.	2.9%
CMS Energy Corp.	2.9%
Sempra Energy	2.7%

Top five industries (i)
Utilities – Electric Power	46.9%
Telecommunications – Wireless	14.0%
Telephone Services	11.1%
Natural Gas – Distribution	9.9%
Natural Gas – Pipeline	6.5%

Country weightings (i)
United States	66.5%
Spain	6.4%
Canada	5.2%
Germany	3.7%
United Kingdom	3.6%
Brazil	3.5%
Mexico	2.6%
Israel	2.3%
Czech Republic	1.4%
Other Countries	4.8%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Utilities Series (the “fund”) provided a total return of –37.77%, while Service Class shares of the fund provided a total return of –37.91%. These compare with a return of –37.00% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of –28.98% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (S&P Utilities Index).

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

During the reporting period, stock selection in the electric power industry detracted from the fund’s performance relative to the S&P Utilities Index. Power distribution company PG&E Corp. and power generation companies, Reliant Energy (aa)(g), E.ON AG (Germany) (aa), and International Power (U.K.), were among the fund’s top detractors. Shares of International Power fell substantially during the latter part of the reporting period due to falling commodity prices and a weaker British pound. Not owning power distributor Southern Company, which outperformed the benchmark, also dampened results.

The fund’s holdings in the wireless communications industry, which is not represented in the S&P Utilities Index, also had a negative impact on relative returns. Mobile phone service providers Mobile TeleSystems (aa) (Russia) and NII Holdings (Latin America) (aa) were among the fund’s top relative detractors within this industry. Despite being a major wireless communications provider in Latin America with strong growth and a solid balance sheet, shares of NII Holdings were hit hard given its exposure to emerging market countries and currencies during the market sell off.

The fund’s holdings in the natural gas pipeline industry, which is also not represented in the S&P Utilities Index, hindered relative performance as well. Top detractors in this sector included gas pipeline companies, El Paso (aa) and Williams Cos. (aa).

Elsewhere, the fund’s holdings of poor-performing oilfield services provider Halliburton (aa) hurt relative returns.

During the reporting period, the fund’s currency exposure was also a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Contributors to Performance

Security selection in the natural gas distribution industry was the principal investment factor contributing to relative performance. Within this industry, the fund’s positioning in integrated natural gas company Equitable Resources benefited relative results. The fund captured positive relative performance, in the latter part of the reporting period, as the stock outperformed the S&P Utilities Index.

3

Management Review – continued

The fund’s holdings in the cable TV industry, which is not represented in the S&P Utilities Index, also aided relative returns. Cable services provider Comcast (aa) was among the fund’s top contributors within this industry for the reporting period. Comcast reported quarterly earnings that exceeded consensus expectations and attributed the positive results to favorable subscriber trends due to increased operations and marketing.

Although the fund’s investments in the electric power industry underperformed the S&P Utilities Index, several individual securities within this industry were positive contributors. These included electric utility companies, Constellation Energy Group, Public Service Enterprise Group, Allegheny Energy, and Northeast Utilities (aa), along with independent power producer AES Corp. The fund’s positioning in electric utility distributor PPL Corp. also helped as the fund was less impacted by the stock’s price decline, in the latter part of the reporting period, than the benchmark.

Elsewhere, holdings of telecommunications services provider Verizon Communications (aa)(g) aided relative performance as the stock outperformed the S&P Utilities Index over the reporting period.

The fund’s cash position also boosted relative returns. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus this benchmark, which has no cash position.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/03/95	(37.77)%	9.71%	5.88%
Service Class	5/01/00	(37.91)%	9.44%	5.67%

Comparative Benchmarks

Standard & Poor’s 500 Utilities Index (f)	(28.98)%	8.29%	2.72%
Standard & Poor’s 500 Stock Index (f)	(37.00)%	(2.19)%	(1.38)%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.83%	$1,000.00	$634.27	$3.41
	Hypothetical (h)	0.83%	$1,000.00	$1,020.96	$4.22
Service Class	Actual	1.08%	$1,000.00	$633.55	$4.43
	Hypothetical (h)	1.08%	$1,000.00	$1,019.71	$5.48

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 96.0%
Broadcasting – 0.5%
Grupo Televisa S.A., ADR	456,990	$6,827,431

Cable TV – 4.1%
Comcast Corp., “Special A”	1,436,900	$23,205,935
Time Warner Cable, Inc., “A” (a)	1,790,850	38,413,733

		$61,619,668

Energy – Independent – 2.4%
Devon Energy Corp.	78,900	$5,184,519
EOG Resources, Inc.	124,900	8,315,842
Ultra Petroleum Corp. (a)	171,600	5,921,916
XTO Energy, Inc.	470,590	16,597,707

		$36,019,984

Natural Gas – Distribution – 9.9%
Energen Corp.	502,500	$14,738,325
Equitable Resources, Inc.	1,873,480	62,855,254
Questar Corp.	895,420	29,271,280
Sempra Energy	928,740	39,592,186

		$146,457,045

Natural Gas – Pipeline – 5.8%
El Paso Corp.	4,333,790	$33,933,576
Enagas S.A.	855,070	18,758,033
Williams Cos., Inc.	2,351,405	34,048,344

		$86,739,953

Oil Services – 1.3%
Halliburton Co.	162,640	$2,956,795
Noble Corp.	420,400	9,286,636
Transocean, Inc. (a)	154,000	7,276,500

		$19,519,931

Telecommunications – Wireless – 14.0%
America Movil S.A.B. de C.V., “L”, ADR	1,034,540	$32,060,395
Cellcom Israel Ltd.	1,547,210	34,193,341
China Mobile Ltd., ADR	58,300	2,964,555
Hutchison Telecommunications International Ltd.	7,929,000	2,127,986
Mobile TeleSystems OJSC, ADR	610,000	16,274,800
MTN Group Ltd.	961,140	11,372,066
NII Holdings, Inc. “B” (a)	831,240	15,111,943
Rogers Communications, Inc., “B”	1,603,960	47,540,621
Tim Participacoes S.A., ADR (l)	477,350	5,962,102
Vivo Participacoes S.A., ADR	616,725	7,733,732
Vodafone Group PLC	16,395,670	33,006,348

		$208,347,889

Telephone Services – 11.1%
AT&T, Inc.	1,114,970	$31,776,645
BCE, Inc.	1,010,300	20,566,091
CenturyTel, Inc.	428,100	11,699,973
Embarq Corp.	458,140	16,474,714
Royal KPN N.V.	1,345,750	19,514,525

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – continued
Telefonica S.A.	1,949,120	$43,690,431
TELUS Corp.	349,380	9,877,166
Windstream Corp.	1,263,348	11,622,802

		$165,222,347

Utilities – Electric Power – 46.9%
AES Corp. (a)	3,996,190	$32,928,606
AES Tiete S.A., IPS	1,908,359	12,373,470
Allegheny Energy, Inc.	1,312,000	44,424,320
American Electric Power Co., Inc.	1,320,470	43,945,242
CEZ AS	518,160	21,056,685
CMS Energy Corp.	4,274,930	43,219,542
Constellation Energy Group, Inc.	451,250	11,321,863
DPL, Inc.	973,760	22,240,678
Dynegy, Inc., “A” (a)	5,291,842	10,583,684
E.ON AG	1,227,226	49,625,532
Edison International	1,023,070	32,861,008
EDP Renovaveis S.A. (a)	677,419	4,743,918
Eletropaulo Metropolitana S.A., IPS	2,283,000	25,604,376
FirstEnergy Corp.	517,920	25,160,554
Fortum Corp.	176,400	3,788,964
Iberdrola S.A. (a)	1,476,200	6,382,304
International Power PLC	4,825,420	16,754,284
Northeast Utilities	1,361,733	32,763,296
NRG Energy, Inc. (a)	3,552,524	82,880,387
Oesterreichische Elektrizitaetswirtschafts AG (Verbund), “A”	249,550	11,451,188
Pepco Holdings, Inc.	354,340	6,293,078
PG&E Corp.	157,630	6,101,857
PPL Corp.	1,256,600	38,565,054
Public Service Enterprise Group, Inc.	1,517,260	44,258,474
Red Electrica de Espana	517,075	26,196,307
RWE AG	73,800	6,634,372
Scottish & Southern Energy PLC	207,500	3,653,622
Wisconsin Energy Corp.	86,800	3,643,864
Xcel Energy, Inc.	1,524,990	28,288,565

		$697,745,094

Total Common Stocks (Identified Cost, $1,874,403,997)		$1,428,499,342

BONDS – 0.0%
Asset Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 2.96%, 2023 (i)(n)	$442,111	$24,228

Natural Gas – Pipeline – 0.0%
El Paso Corp., 12%, 2013	$40,000	$39,200

Utilities – Electric Power – 0.0%
TXU Eastern Funding Co., 6.75%, 2009 (d)	$16,000	$480

Total Bonds (Identified Cost, $77,559)		$63,908

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

CONVERTIBLE PREFERRED STOCKS – 0.7%
Natural Gas – Pipeline – 0.7%
El Paso Corp., 4.99% (Identified cost, $18,342,819)	15,520	$10,243,200

CONVERTIBLE BONDS – 0.3%
Energy – Independent – 0.3%
Peabody Energy Corp., 4.75%, 2066 (Identified Cost, $8,148,961)	$7,530,000	$4,518,000

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	1,522,102	$1,522,102

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (V) – 3.0%
MFS Institutional Money Market Portfolio, 0.37%, at Cost and Net Asset Value	44,226,494	$44,226,494

Total Investments (Identified Cost, $1,946,721,932)		$1,489,073,046

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(1,273,368)

Net Assets – 100.0%		$1,487,799,678

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(i)	Interest only security for which the series receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(l)	All or a portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $24,228, representing less than 0.01% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

Derivative Contracts at 12/31/08

Forward Foreign Currency Exchange Contracts at 12/31/08

	Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
	SELL	EUR	106,308,219	2/19/09	$152,334,827	$147,507,328	$4,827,499
	SELL	GBP	25,460,732	2/17/09	37,848,474	36,565,184	1,283,290

							$6,110,789

Depreciation
	BUY	EUR	12,047,049	2/17/09-2/19/09	$17,184,377	$16,715,893	$(468,484)

At December 31, 2008, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,902,495,438)	$1,444,846,552
Underlying funds, at cost and value	44,226,494
Total investments, at value, including $1,461,380 of securities on loan (identified cost, $1,946,721,932)	$1,489,073,046
Foreign currency, at value (identified cost, $832,116)	$912,673
Receivable for forward foreign currency exchange contracts	6,110,789
Receivable for investments sold	10,099,802
Receivable for fund shares sold	507,906
Interest and dividends receivable	4,367,116
Other assets	25,816
Total assets		$1,511,097,148
Liabilities
Payable for forward foreign currency exchange contracts	$468,484
Payable for investments purchased	18,549,385
Payable for fund shares reacquired	2,381,814
Collateral for securities loaned, at value	1,522,102
Payable to affiliates
Management fee	58,061
Shareholder servicing costs	3,170
Distribution fees	13,180
Administrative services fee	96
Payable for independent trustees’ compensation	357
Accrued expenses and other liabilities	300,821
Total liabilities		$23,297,470
Net assets		$1,487,799,678
Net assets consist of
Paid-in capital	$2,081,096,415
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(452,010,690)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(209,256,551)
Undistributed net investment income	67,970,504
Net assets		$1,487,799,678
Shares of beneficial interest outstanding		82,408,947
Initial Class shares
Net assets	$495,297,494
Shares outstanding	27,198,466
Net asset value per share		$18.21
Service Class shares
Net assets	$992,502,184
Shares outstanding	55,210,481
Net asset value per share		$17.98

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$81,195,283
Interest	1,799,687
Dividends from underlying funds	1,124,014
Foreign taxes withheld	(3,979,716)
Total investment income		$80,139,268
Expenses
Management fee	$16,777,165
Distribution fees	3,676,975
Shareholder servicing costs	446,812
Administrative services fee	325,147
Independent trustees’ compensation	56,003
Custodian fee	671,794
Shareholder communications	223,784
Auditing fees	49,148
Legal fees	51,022
Miscellaneous	109,942
Total expenses		$22,387,792
Fees paid indirectly	(9,966)
Reduction of expenses by investment adviser	(630,741)
Net expenses		$21,747,085
Net investment income		$58,392,183
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(207,303,992)
Foreign currency transactions	10,344,521
Net realized gain (loss) on investments and foreign currency transactions		$(196,959,471)
Change in unrealized appreciation (depreciation)
Investments (net of $92,200 decrease in deferred country tax)	$(872,199,341)
Translation of assets and liabilities in foreign currencies	4,861,416
Net unrealized gain (loss) on investments and foreign currency translation		$(867,337,925)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,064,297,396)
Change in net assets from operations		$(1,005,905,213)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$58,392,183	$45,902,086
Net realized gain (loss) on investments and foreign currency transactions	(196,959,471)	342,536,435
Net unrealized gain (loss) on investments and foreign currency translation	(867,337,925)	125,133,327
Change in net assets from operations	$(1,005,905,213)	$513,571,848
Distributions declared to shareholders
From net investment income
Initial Class	$(11,873,806)	$(7,861,253)
Service Class	(19,270,793)	(9,991,006)
From net realized gain on investments
Initial Class	(122,912,734)	(56,981,992)
Service Class	(234,593,753)	(85,782,255)
Total distributions declared to shareholders	$(388,651,086)	$(160,616,506)
Change in net assets from fund share transactions	$197,505,340	$628,469,948
Total change in net assets	$(1,197,050,959)	$981,425,290
Net assets
At beginning of period	2,684,850,637	1,703,425,347
At end of period (including undistributed net investment income of $67,970,504 and $30,375,854, respectively)	$1,487,799,678	$2,684,850,637

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$34.48	$29.27	$23.74	$20.45	$15.95
Income (loss) from investment operations
Net investment income (d)	$0.73	$0.71	$0.59	$0.40	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(11.97)	7.10	6.47	3.02	4.39
Total from investment operations	$(11.24)	$7.81	$7.06	$3.42	$4.75
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.32)	$(0.53)	$(0.13)	$(0.25)
From net realized gain on investments	(4.59)	(2.28)	(1.00)	—	—
Total distributions declared to shareholders	$(5.03)	$(2.60)	$(1.53)	$(0.13)	$(0.25)
Net asset value, end of period	$18.21	$34.48	$29.27	$23.74	$20.45
Total return (%) (k)(r)(s)	(37.77)	27.90	31.26	16.84	30.20 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.85	0.87	0.90	0.89
Expenses after expense reductions (f)	0.81	0.82	0.86	0.90	0.89
Net investment income	2.76	2.22	2.32	1.80	2.11
Portfolio turnover	68	84	94	88	105
Net assets at end of period (000 Omitted)	$495,297	$969,404	$710,341	$506,315	$357,652

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$34.11	$29.01	$23.56	$20.32	$15.87
Income (loss) from investment operations
Net investment income (d)	$0.66	$0.62	$0.53	$0.34	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	(11.82)	7.03	6.42	3.01	4.36
Total from investment operations	$(11.16)	$7.65	$6.95	$3.35	$4.68
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.27)	$(0.50)	$(0.11)	$(0.23)
From net realized gain on investments	(4.59)	(2.28)	(1.00)	—	—
Total distributions declared to shareholders	$(4.97)	$(2.55)	$(1.50)	$(0.11)	$(0.23)
Net asset value, end of period	$17.98	$34.11	$29.01	$23.56	$20.32
Total return (%) (k)(r)(s)	(37.91)	27.56	30.96	16.57	29.84 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.10	1.12	1.15	1.15
Expenses after expense reductions (f)	1.06	1.07	1.11	1.15	1.15
Net investment income	2.54	1.96	2.11	1.56	1.87
Portfolio turnover	68	84	94	88	105
Net assets at end of period (000 Omitted)	$992,502	$1,715,446	$993,085	$564,978	$223,952

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the accrual was recorded.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by a third party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

14

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$1,180,698,199	$308,374,847	$—	$1,489,073,046
Other Financial Instruments	$—	$5,642,305	$—	$5,642,305

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include forward foreign currency exchange contracts.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to

15

Notes to Financial Statements – continued

protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$155,836,895	$73,384,844
Long-term capital gain	232,814,191	87,231,662
Total distributions	$388,651,086	$160,616,506

16

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$1,999,873,113
Gross appreciation	17,614,933
Gross depreciation	(528,415,000)
Net unrealized appreciation (depreciation)	$(510,800,067)
Undistributed ordinary income	$73,619,967
Capital loss carryforwards	(155,061,537)
Other temporary differences	(1,055,100)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(155,061,537)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement terminated on December 31, 2008. This management fee reduction amounted to $618,937, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Effective January 1, 2009 the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $446,290, which equated to 0.0200% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $522.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0146% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

17

Notes to Financial Statements – continued

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $19,352 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $11,804, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,508,207,783 and $1,593,311,576, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,269,828	$88,426,576	8,232,895	$262,750,749
Service Class	9,649,098	266,444,913	16,585,288	526,837,557
	12,918,926	$354,871,489	24,818,183	$789,588,306
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,776,277	$134,786,540	2,137,220	$64,843,245
Service Class	9,095,828	253,864,546	3,185,010	95,773,261
	13,872,105	$388,651,086	5,322,230	$160,616,506
Shares reacquired
Initial Class	(8,961,770)	$(225,268,717)	(6,523,641)	$(205,644,304)
Service Class	(13,823,229)	(320,748,518)	(3,716,396)	(116,090,560)
	(22,784,999)	$(546,017,235)	(10,240,037)	$(321,734,864)
Net change
Initial Class	(915,665)	$(2,055,601)	3,846,474	$121,949,690
Service Class	4,921,697	199,560,941	16,053,902	506,520,258
	4,006,032	$197,505,340	19,900,376	$628,469,948

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $12,253 and $445, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	64,178,419	624,199,278	(644,151,203)	44,226,494

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,124,014	$44,226,494

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

21

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Robert Persons Maura Shaughnessy

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series’ total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel

23

Board Review of Investment Advisory Agreement – continued

during the course of the year regarding the Series’ performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee waiver), the Series’ effective advisory fee rate was higher than the Lipper expense group median, and the Series’ total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is subject to the breakpoint described above and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect such breakpoint effective January 1, 2009. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $232,814,191 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 17.11% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS INVESTMENT MANAGEMENT

MFS® Core Equity Series

MFS® Variable Insurance Trust
Annual report

12/31/08
VVS-ANN

MFS® CORE EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Chevron Corp.	2.9%
Danaher Corp.	2.9%
Exxon Mobil Corp.	2.5%
AT&T, Inc.	2.3%
Merck & Co., Inc.	2.1%
JPMorgan Chase & Co.	1.9%
Apple, Inc.	1.8%
Procter & Gamble Co.	1.8%
MetLife, Inc.	1.7%
Coca-Cola Co.	1.7%

Equity sectors
Financial Services	15.5%
Health Care	13.6%
Technology	13.4%
Energy	12.0%
Consumer Staples	9.6%
Industrial Goods & Services	8.4%
Utilities & Communications	7.9%
Retailing	6.2%
Leisure	4.1%
Special Products & Services	2.8%
Basic Materials	2.3%
Transportation	1.6%
Autos & Housing	0.7%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Core Equity Series (the “fund”) provided a total return of –39.15%, while Service Class shares of the fund provided a total return of –39.32%. These returns include the impact of a material class action settlement received by the fund during the reporting period (see Performance Summary for details). The fund’s returns compare with a return of –37.31% for the fund’s benchmark, the Russell 3000 Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Stock selection in the health care sector was the principal detractor from the fund’s performance relative to the Russell 3000 Index. The fund’s positioning in health insurance provider CIGNA (g) and eye care medical products maker Advanced Medical Optics (g) hindered relative results as we held these stocks while their respective prices significantly declined. Shares of Advanced Medical Optics suffered due to a weaker revenue outlook as a result of weakness in its U.S. Lasik procedures. Demand for this relatively costly elective procedure is expected to decline during this period of economic weakness. In addition, the stock was pressured by a previously announced recall of its lens solutions products. Our underweighted position in diversified medical products maker Johnson & Johnson was another relative detractor within this sector.

Security selection in the retailing sector also dampened relative returns. Not owning shares of retail giant Wal-Mart for the majority of the period negatively affected relative results as the stock significantly outperformed the market throughout the year. Home furnishings and décor retailer Pier 1 Imports (g) and women’s apparel company Ann Taylor (g) were also relative detractors within this sector. Shares of Pier 1 Imports declined after the company’s same-store sales fell more than expected.

Security selection in the energy sector also detracted from relative performance. Our underweighted position in integrated oil and gas giant Exxon Mobil, which outperformed the benchmark over the reporting period, held back relative results.

Elsewhere, Canadian mining company Teck Cominco (aa), commercial banking firm Sovereign Bancorp, and specialty finance company Euro Dekania (aa) were among the fund’s top relative detractors.

During the reporting period, the fund’s currency exposure was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the financial services sector contributed to the fund’s relative performance during the reporting period. Not owning insurance firm American International Group (AIG) and financial services firm Citigroup boosted relative results as

3

Management Review – continued

these firms’ stock prices suffered amid the current turmoil in the financial markets. Insurance company Chubb Corp., real estate investment trust firm Mack-Cali Realty, along with Bermuda-based property and casualty insurance provider Allied World Assurance were also relative contributors in the sector. Shares of Allied World Assurance rose after the company reported strong earnings during the latter part of the reporting period. The fund’s holdings of global property and casualty insurance firm ACE Limited (Bermuda) and banking firm UnionBanCal (g) also benefited relative returns.

Security selection in the industrial goods and services sector aided relative performance. Not holding weak-performing diversified industrial conglomerate General Electric aided relative results.

Although stock selection in the autos and housing sector had a positive impact on relative performance, no individual stocks within this sector were among the fund’s top contributors for the reporting period.

Elsewhere, the fund’s over-weighted position in global biotech company Genzyme had a positive impact on relative returns. The timing of our ownership of automotive parts retailer O’Reilly Automotive resulted in positive contribution to the fund’s relative returns.

Respectfully,

Joseph MacDougall	Katrina Mead
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	8/14/96	(39.15)%	(2.52)%	(1.53)%
Service Class	5/01/00	(39.32)%	(2.78)%	(1.74)%

Comparative Benchmark

Russell 3000 Index (f)	(37.31)%	(1.95)%	(0.80)%

(f)	Source: FactSet Research Systems Inc.

Included in the Initial Class and Service Class total returns for the year ended December 31, 2008 are proceeds received from a non-recurring litigation settlement with Enron Corp., had these proceeds not been included the 1-yr total returns would have each been lower by approximately 0.87%.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.90%	$1,000.00	$683.34	$3.81
	Hypothetical (h)	0.90%	$1,000.00	$1,020.61	$4.57
Service Class	Actual	1.15%	$1,000.00	$682.09	$4.86
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.1%
Aerospace – 2.8%
Lockheed Martin Corp.	10,300	$866,023
Northrop Grumman Corp.	5,920	266,636
United Technologies Corp.	9,620	515,631

		$1,648,290

Airlines – 0.3%
Copa Holdings S.A., “A”	3,710	$112,486
UAL Corp.	4,400	48,488

		$160,974

Alcoholic Beverages – 0.3%
Molson Coors Brewing Co.	3,480	$170,242

Apparel Manufacturers – 0.7%
NIKE, Inc., “B”	8,240	$420,240

Biotechnology – 2.0%
Affymetrix, Inc. (a)	14,700	$43,953
Genzyme Corp. (a)	12,401	823,054
Gilead Sciences, Inc. (a)	6,100	311,954

		$1,178,961

Broadcasting – 1.5%
Omnicom Group, Inc.	8,660	$233,127
Time Warner, Inc.	25,050	252,003
Walt Disney Co.	18,360	416,588

		$901,718

Brokerage & Asset Managers – 1.8%
Affiliated Managers Group, Inc. (a)(l)	4,080	$171,034
Deutsche Boerse AG	3,500	254,913
GFI Group, Inc.	25,630	90,730
Invesco Ltd.	15,510	223,964
MarketAxess Holdings, Inc. (a)	12,000	97,920
TD AMERITRADE Holding Corp. (a)	15,190	216,458

		$1,055,019

Business Services – 1.9%
Accenture Ltd.	9,950	$326,261
Amdocs Ltd. (a)	13,790	252,219
MasterCard, Inc., “A”	1,440	205,819
Visa, Inc.	2,040	106,998
Western Union Co.	13,600	195,024

		$1,086,321

Cable TV – 0.8%
Comcast Corp., “Special A”	17,580	$283,917
Time Warner Cable, Inc., “A” (a)	8,300	178,035

		$461,952

Chemicals – 1.1%
3M Co.	5,520	$317,621
Celanese Corp.	6,300	78,309
Ecolab, Inc.	3,840	134,976
PPG Industries, Inc.	2,370	100,559

		$631,465

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 3.3%
MicroStrategy, Inc., “A” (a)	16,890	$627,126
MSC. Software Corp. (a)	38,856	259,558
Oracle Corp. (a)	40,000	709,200
VeriSign, Inc. (a)	17,750	338,670

		$1,934,554

Computer Software – Systems – 3.6%
Apple, Inc. (a)	12,400	$1,058,340
Hewlett-Packard Co.	22,170	804,549
Solera Holdings, Inc. (a)	10,740	258,834

		$2,121,723

Construction – 0.7%
Pulte Homes, Inc.	28,120	$307,352
Sherwin-Williams Co.	1,540	92,015

		$399,367

Consumer Goods & Services – 4.0%
Capella Education Co. (a)	2,860	$168,054
Colgate-Palmolive Co.	11,460	785,468
New Oriental Education & Technology Group, Inc., ADR (a)	6,520	358,013
Procter & Gamble Co.	16,720	1,033,630

		$2,345,165

Containers – 0.2%
Crown Holdings, Inc. (a)	6,000	$115,200

Electrical Equipment – 3.4%
Danaher Corp.	30,000	$1,698,300
Rockwell Automation, Inc.	9,350	301,444

		$1,999,744

Electronics – 2.9%
Applied Materials, Inc.	9,190	$93,095
Atheros Communications, Inc. (a)	5,400	77,274
Flextronics International Ltd. (a)	38,691	99,049
Hittite Microwave Corp. (a)	5,950	175,287
Intel Corp.	34,750	509,435
Marvell Technology Group Ltd. (a)	26,760	178,489
National Semiconductor Corp.	16,280	163,940
SanDisk Corp. (a)	25,870	248,352
Silicon Laboratories, Inc. (a)	5,620	139,264

		$1,684,185

Energy – Independent – 2.9%
Apache Corp.	2,980	$222,099
CONSOL Energy, Inc.	3,200	91,456
Devon Energy Corp.	3,250	213,558
EOG Resources, Inc.	4,240	282,299
Occidental Petroleum Corp.	4,950	296,951
Ultra Petroleum Corp. (a)	3,880	133,899
XTO Energy, Inc.	13,370	471,560

		$1,711,822

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Integrated – 7.4%
BP PLC	27,380	$209,793
Chevron Corp.	23,040	1,704,269
Exxon Mobil Corp.	18,180	1,451,309
Hess Corp.	6,290	337,396
Royal Dutch Shell PLC, “A”	16,830	439,942
TOTAL S.A.	4,100	223,522

		$4,366,231

Engineering – Construction – 1.0%
Fluor Corp.	11,740	$526,774
North American Energy Partners, Inc. (a)	21,020	70,207

		$596,981

Food & Beverages – 4.2%
Coca-Cola Co.	21,540	$975,116
Hain Celestial Group, Inc. (a)	7,430	141,839
J.M. Smucker Co.	4,840	209,862
Pepsi Bottling Group, Inc.	7,030	158,245
PepsiCo, Inc.	17,440	955,189

		$2,440,251

Food & Drug Stores – 1.1%
CVS Caremark Corp.	16,080	$462,139
Kroger Co.	7,810	206,262

		$668,401

Gaming & Lodging – 0.5%
International Game Technology	7,020	$83,468
Las Vegas Sands Corp. (a)	4,280	25,380
Pinnacle Entertainment, Inc. (a)	9,090	69,811
Royal Caribbean Cruises Ltd.	6,910	95,013

		$273,672

General Merchandise – 1.2%
Kohl’s Corp. (a)	8,060	$291,772
Wal-Mart Stores, Inc.	7,810	437,829

		$729,601

Health Maintenance Organizations – 0.6%
WellPoint, Inc. (a)	8,980	$378,327

Insurance – 4.5%
ACE Ltd.	9,470	$501,152
Allied World Assurance Co. Holdings Ltd.	12,500	507,500
Chubb Corp.	11,880	605,880
MetLife, Inc.	28,720	1,001,179

		$2,615,711

Internet – 1.2%
Google, Inc., “A” (a)	2,220	$682,983

Leisure & Toys – 0.8%
Hasbro, Inc.	7,830	$228,401
Ubisoft Entertainment S.A. (a)	10,791	210,980

		$439,381

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 1.0%
Bucyrus International, Inc.	5,840	$108,157
Eaton Corp.	6,540	325,103
Roper Industries, Inc.	3,670	159,315

		$592,575

Major Banks – 5.4%
Bank of America Corp.	34,976	$492,462
Bank of New York Mellon Corp.	12,708	360,018
JPMorgan Chase & Co.	34,420	1,085,263
State Street Corp.	8,210	322,899
Wells Fargo & Co.	30,550	900,614

		$3,161,256

Medical & Health Technology & Services – 1.4%
DaVita, Inc. (a)	4,140	$205,220
MWI Veterinary Supply, Inc. (a)	9,200	248,032
Patterson Cos., Inc. (a)	20,620	386,625

		$839,877

Medical Equipment – 2.5%
Medtronic, Inc.	22,870	$718,575
NxStage Medical, Inc. (a)(z)	33,830	90,326
NxStage Medical, Inc. (a)	8,870	23,683
Waters Corp. (a)	10,430	382,260
Zimmer Holdings, Inc. (a)	5,720	231,202

		$1,446,046

Metals & Mining – 0.1%
Cameco Corp.	2,360	$40,710

Natural Gas – Pipeline – 0.4%
Williams Cos., Inc.	15,200	$220,096

Network & Telecom – 1.6%
Ciena Corp. (a)	8,660	$58,022
Cisco Systems, Inc. (a)	34,640	564,632
F5 Networks, Inc. (a)	3,600	82,296
Research in Motion Ltd. (a)	5,720	232,118

		$937,068

Oil Services – 1.7%
Exterran Holdings, Inc. (a)(l)	4,490	$95,637
Halliburton Co.	18,330	333,239
Helix Energy Solutions Group, Inc. (a)	7,200	52,128
Nabors Industries Ltd. (a)	3,840	45,965
Noble Corp.	16,430	362,939
Transocean, Inc. (a)	2,720	128,520

		$1,018,428

Other Banks & Diversified Financials – 1.9%
Discover Financial Services	10,720	$102,162
Euro Dekania Ltd. (a)(z)	50,820	147,361
New York Community Bancorp, Inc.	31,550	377,338
Sovereign Bancorp, Inc. (a)	171,990	512,530

		$1,139,391

Personal Computers & Peripherals – 0.8%
NetApp, Inc. (a)	33,450	$467,297

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 7.1%
Allergan, Inc.	16,590	$668,909
Johnson & Johnson	11,300	676,079
Merck & Co., Inc.	40,900	1,243,360
Schering-Plough Corp.	37,140	632,494
Teva Pharmaceutical Industries Ltd., ADR	6,080	258,826
Wyeth	18,410	690,559

		$4,170,227

Pollution Control – 0.2%
Republic Services, Inc.	5,700	$141,303

Precious Metals & Minerals – 0.1%
Teck Cominco Ltd., “B”	12,510	$61,005

Railroad & Shipping – 0.3%
Canadian National Railway Co.	4,800	$176,448

Real Estate – 1.9%
Apartment Investment & Management, “A”, REIT	15,666	$180,942
Kilroy Realty Corp., REIT	2,680	89,673
Mack-Cali Realty Corp., REIT	33,450	819,525

		$1,090,140

Restaurants – 0.5%
Red Robin Gourmet Burgers, Inc. (a)	15,730	$264,736

Specialty Chemicals – 0.8%
Praxair, Inc.	7,840	$465,382

Specialty Stores – 3.2%
Abercrombie & Fitch Co., “A”	11,000	$253,770
Dick’s Sporting Goods, Inc. (a)(l)	34,160	481,998
Nordstrom, Inc.	17,080	227,335
O’Reilly Automotive, Inc. (a)	14,620	449,419
Staples, Inc.	15,460	277,043
Tiffany & Co.	8,660	204,636

		$1,894,201

Telecommunications – Wireless – 0.5%
Cellcom Israel Ltd.	1,800	$39,780
Rogers Communications, Inc., “B”	8,890	263,495

		$303,275

Telephone Services – 3.2%
AT&T, Inc.	48,070	$1,369,995
BCE, Inc.	7,900	161,871
Verizon Communications, Inc.	9,610	325,779

		$1,857,645

Tobacco – 2.0%
Lorillard, Inc.	6,740	$379,799
Philip Morris International, Inc.	17,680	769,257

		$1,149,056

Trucking – 1.0%
FedEx Corp.	3,660	$234,789
J.B. Hunt Transport Services, Inc.	8,400	220,668
United Parcel Service, Inc., “B”	2,160	119,146

		$574,603

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – 3.8%
CMS Energy Corp.	19,600	$198,156
Dominion Resources, Inc.	9,930	355,891
Exelon Corp.	4,780	265,816
FirstEnergy Corp.	4,570	222,011
NRG Energy, Inc. (a)	13,640	318,221
PG&E Corp.	6,480	250,841
PPL Corp.	9,770	299,841
Public Service Enterprise Group, Inc.	11,470	334,580

		$2,245,357

Total Common Stocks (Identified Cost, $80,480,262)		$57,474,603

	Strike Price	First Exercise

WARRANTS – 0.0%
Medical Equipment – 0.0%
NxStage Medical, Inc. (1 share for 1 warrant) (Identified Cost, $18,568) (a)(z)	$5.50	8/01/08	6,766	$10,731

REPURCHASE AGREEMENTS – 1.8%

Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $1,076,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$1,076,000	$1,076,000

COLLATERAL FOR SECURITIES LOANED – 0.2%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	135,873	$135,873

Total Investments (Identified Cost, $81,710,703)		$58,697,207

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(76,319)

Net Assets – 100.0%		$58,620,888

9

Portfolio of Investments – continued

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Euro Dekania Ltd.	6/25/07	$737,167	$147,361
NxStage Medical, Inc.	5/22/08	133,667	90,326
NxStage Medical, Inc. (Warrants)	5/22/08	18,568	10,731
Total Restricted Securities			$248,418
% of Net Assets			0.4%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $138,291 of securities on loan (identified cost, $81,710,703)	$58,697,207
Cash	730
Receivable for investments sold	185,736
Receivable for fund shares sold	3,185
Interest and dividends receivable	142,382
Other assets	1,870
Total assets		$59,031,110
Liabilities
Payable for investments purchased	$84,720
Payable for fund shares reacquired	105,465
Collateral for securities loaned, at value	135,873
Payable to affiliates
Investment adviser	2,123
Management fee	2,338
Shareholder servicing costs	300
Distribution fees	61
Administrative services fee	96
Payable for independent trustees’ compensation	51
Accrued expenses and other liabilities	79,195
Total liabilities		$410,222
Net assets		$58,620,888
Net assets consist of
Paid-in capital	$124,037,307
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(23,010,034)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(43,402,407)
Undistributed net investment income	996,022
Net assets		$58,620,888
Shares of beneficial interest outstanding		5,650,137
Initial Class shares
Net assets	$54,049,474
Shares outstanding	5,207,310
Net asset value per share		$10.38
Service Class shares
Net assets	$4,571,414
Shares outstanding	442,827
Net asset value per share		$10.32

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$1,731,121
Income on securities loaned	116,172
Interest	12,965
Foreign taxes withheld	(7,315)
Total investment income		$1,852,943
Expenses
Management fee	$684,305
Distribution fees	18,294
Shareholder servicing costs	18,676
Administrative services fee	22,931
Independent trustees’ compensation	6,337
Custodian fee	35,792
Shareholder communications	33,700
Auditing fees	49,484
Legal fees	2,535
Miscellaneous	13,102
Total expenses		$885,156
Fees paid indirectly	(7)
Reduction of expenses by investment adviser	(44,292)
Net expenses		$840,857
Net investment income		$1,012,086
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (s)	$(16,625,122)
Foreign currency transactions	(2,668)
Net realized gain (loss) on investments and foreign currency transactions		$(16,627,790)
Change in unrealized appreciation (depreciation)
Investments	$(26,528,736)
Translation of assets and liabilities in foreign currencies	1,867
Net unrealized gain (loss) on investments and foreign currency translation		$(26,526,869)
Net realized and unrealized gain (loss) on investments and foreign currency		$(43,154,659)
Change in net assets from operations		$(42,142,573)

(s)	Includes proceeds received from a non-recurring cash settlement in the amount of $485,346 from a litigation settlement against Enron Corp.

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$1,012,086	$697,413
Net realized gain (loss) on investments and foreign currency transactions	(16,627,790)	20,287,523
Net unrealized gain (loss) on investments and foreign currency translation	(26,526,869)	(5,425,465)
Change in net assets from operations	$(42,142,573)	$15,559,471
Distributions declared to shareholders
From net investment income
Initial Class	$(673,155)	$(450,027)
Service Class	(31,987)	(13,403)
Total distributions declared to shareholders	$(705,142)	$(463,430)
Change in net assets from fund share transactions	$(23,070,378)	$(36,556,236)
Total change in net assets	$(65,918,093)	$(21,460,195)
Net assets
At beginning of period	124,538,981	145,999,176
At end of period (including undistributed net investment income of $996,022, and $704,665, respectively)	$58,620,888	$124,538,981

See Notes to Financial Statements

13

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$17.18		$15.51	$13.69	$13.57	$12.11
Income (loss) from investment operations
Net investment income (d)	$0.16		$0.09	$0.05	$0.06	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(6.85)		1.64	1.83	0.16	1.41
Total from investment operations	$(6.69)		$1.73	$1.88	$0.22	$1.50
Less distributions declared to shareholders
From net investment income	$(0.11)		$(0.06)	$(0.06)	$(0.10)	$(0.04)
Net asset value, end of period	$10.38		$17.18	$15.51	$13.69	$13.57
Total return (%) (k)(r)(s)	(39.15	)(t)	11.15	13.80	1.69	12.46	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95		1.03	0.92	0.98	0.88
Expenses after expense reductions (f)	0.90		0.90	0.90	0.90	0.90	(e)
Net investment income	1.13		0.53	0.35	0.42	0.74
Portfolio turnover	109		151	89	93	76
Net assets at end of period (000 Omitted)	$54,049		$115,251	$131,259	$137,244	$158,082

See Notes to Financial Statements

14

Financial Highlights – continued

Service Class	Years ended 12/31
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$17.07		$15.41	$13.60	$13.48	$12.05
Income (loss) from investment operations
Net investment income (d)	$0.12		$0.04	$0.01	$0.02	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(6.81)		1.63	1.82	0.17	1.38
Total from investment operations	$(6.69)		$1.67	$1.83	$0.19	$1.45
Less distributions declared to shareholders
From net investment income	$(0.06)		$(0.01)	$(0.02)	$(0.07)	$(0.02)
Net asset value, end of period	$10.32		$17.07	$15.41	$13.60	$13.48
Total return (%) (k)(r)(s)	(39.32	)(t)	10.87	13.50	1.46	12.09	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20		1.27	1.17	1.23	1.13
Expenses after expense reductions (f)	1.15		1.15	1.15	1.15	1.15	(e)
Net investment income	0.87		0.25	0.10	0.17	0.54
Portfolio turnover	109		151	89	93	76
Net assets at end of period (000 Omitted)	$4,571		$9,288	$14,740	$15,823	$18,372

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the accrual was recorded.

(d)	Per share data are based on average shares outstanding.

(e)	Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have each been lower by approximately 0.87%.

See Notes to Financial Statements

15

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party

16

Notes to Financial Statements – continued

pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$56,033,639	$2,516,207	$147,361	$58,697,207
Other Financial Instruments	$—	$—	$—	$—

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$702,148	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(554,787)	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	—	—
Balance as of 12/31/08	$147,361	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

17

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. The fund was a participant in litigation against Enron Corp. On December 22, 2008, the fund received a cash settlement in the amount of $485,346.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$705,142	$463,430

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$82,181,029
Gross appreciation	615,612
Gross depreciation	(24,099,434)
Net unrealized appreciation (depreciation)	$(23,483,822)
Undistributed ordinary income	996,022
Capital loss carryforwards	(42,843,516)
Other temporary differences	(85,103)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(26,693,718)
12/31/16	(16,149,798)
$(42,843,516)

18

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement terminated on December 31, 2008. For the year ended December 31, 2008, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Effective January 1, 2009 the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2009. For the year ended December 31, 2008, this reduction amounted to $43,808 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $18,159, which equated to 0.0199% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $517.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0252% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $790 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a

19

Notes to Financial Statements – continued

portion of the payments made by the fund in the amount of $484, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $99,697,776 and $121,747,463, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	195,467	$2,683,901	382,960	$6,437,043
Service Class	111,116	1,583,080	112,846	1,897,750
	306,583	$4,266,981	495,806	$8,334,793
Shares issued to shareholders in reinvestment of distributions
Initial Class	42,740	$673,155	27,424	$450,027
Service Class	2,039	31,987	820	13,403
	44,779	$705,142	28,244	$463,430
Shares reacquired
Initial Class	(1,739,123)	$(25,060,341)	(2,164,898)	$(36,480,721)
Service Class	(214,315)	(2,982,160)	(525,947)	(8,873,738)
	(1,953,438)	$(28,042,501)	(2,690,845)	$(45,354,459)
Net change
Initial Class	(1,500,916)	$(21,703,285)	(1,754,514)	$(29,593,651)
Service Class	(101,160)	(1,367,093)	(412,281)	(6,962,585)
	(1,602,076)	$(23,070,378)	(2,166,795)	$(36,556,236)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $425 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Core Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

21

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

22

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

23

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Joseph MacDougall Katrina Mead

24

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Series’ investment performance, the Trustees took into account that, effective May 1, 2007, the Series changed its name (formerly, the Series was named MFS Capital Opportunities Series) and made related changes to its investment policies and strategies. Notwithstanding these changes, the Trustees considered the Series’ prior investment performance to be relevant. Based on information provided by Lipper Inc., the Trustees reviewed the Series’ total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

25

Board Review of Investment Advisory Agreement – continued

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Series’ substandard relative performance at the time of their contract review meetings in 2007, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Series’ performance and MFS’ efforts to improve the Series’ performance. The independent Trustees further noted that the Series’ relative performance for the three-year period ended December 31, 2007 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval, and that MFS currently observes an expense limitation for the Series. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Series’ effective advisory fee rate was lower than the Lipper expense group median and the Series’ total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is currently subject to the breakpoint described above and that MFS has agreed to amend the Series’ investment advisory agreement to reflect such breakpoint effective January 1, 2009. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

26

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

27

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS® INVESTMENT MANAGEMENT

MFS® Investors Growth Stock Series

MFS® Variable Insurance Trust
Annual report

12/31/08
VGS-ANN

MFS® INVESTORS GROWTH STOCK SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Oracle Corp.	4.1%
Cisco Systems, Inc.	3.1%
CVS Caremark Corp.	3.0%
United Technologies Corp.	2.8%
Accenture Ltd.	2.8%
Danaher Corp.	2.8%
PepsiCo, Inc.	2.7%
Google, Inc., “A”	2.6%
Genzyme Corp.	2.5%
MasterCard, Inc., “A”	2.3%

Equity sectors
Technology	23.5%
Health Care	18.6%
Special Products & Services	10.1%
Consumer Staples	9.4%
Energy	8.1%
Retailing	7.5%
Industrial Goods & Services	7.0%
Financial Services	4.3%
Leisure	3.5%
Basic Materials	3.4%
Utilities & Communications	1.4%
Transportation	0.5%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Investors Growth Stock Series (the “fund”) provided a total return of –36.87%, while Service Class shares of the fund provided a total return of –36.98%. These compare with a return of –38.44% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Security selection in the industrial goods and services sector contributed to the fund’s performance relative to the Russell 1000 Growth Index. Holdings of facilities maintenance products supplier W.W. Grainger were among the fund’s top relative contributors. The company benefited from its positive quarterly results which exceeded expectations as well as continued strength in the growth of the maintenance, repair, and operations market despite weakness in the industrial economy.

A combination of stock selection and an underweighted position in the energy sector also boosted relative results. No individual securities within this sector were among the fund’s top relative contributors for the reporting period.

The fund’s holdings of several individual securities in the health care sector had a positive impact on relative performance. These included pharmaceutical and diagnostic company Roche Holding (aa), diversified medical products maker Johnson & Johnson, and global biotech company Genzyme. Shares of Genzyme fared better than the sector overall due to strong sales growth in its drug products, particularly a significant jump, in the latter part of the reporting period, in sales of its rare genetic disorder drug Myozyme. The fund’s holdings in pharmaceutical company Wyeth, which outperformed the benchmark over the period, also benefited relative results.

Individual stocks in other sectors that aided relative returns included food companies, General Mills (g) and Nestle (Switzerland) (aa), enterprise software products maker Oracle, and contract semiconductor manufacturer Taiwan Semiconductor (aa).

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Stock selection in the leisure sector was a key detractor from the fund’s relative performance. Within this sector, cruise line operator Royal Caribbean Cruises (aa)(g) was the top relative detractor. Shares of Royal Caribbean suffered during the first part of the reporting period due to high fuel costs and more recently due to weak consumer spending. Not owning relatively strong performing fast food giant McDonald’s also hindered relative results over the reporting period.

3

Management Review – continued

In the retailing sector, security selection dampened relative returns. Not owning strong-performing retail giant Wal-Mart hurt relative performance.

Security selection in the health care sector also held back relative results. The fund’s positioning in eye care products maker Advanced Medical Optics (g) detracted from relative performance as we held the stock when its respective price significantly declined. Shares of Advanced Medical Optics suffered due to a weaker revenue outlook as a result of weakness in its U.S. Lasik procedures. Demand for this relatively costly elective procedure is expected to decline during this period of economic weakness. In addition, the stock was pressured by a previously announced recall of its lens solutions products. Not holding medical products maker Abbott Laboratories and strong-performing biotech firm Gilead Sciences also held back relative returns.

Elsewhere, oilfield services provider Weatherford International (g), Canadian wireless solutions provider Research In Motion (aa), and German stock exchange Deutsche Boerse (aa) were among the fund’s top relative detractors. Not owning tobacco company Philip Morris International, which outperformed the benchmark over the reporting period, also hurt relative results.

Respectfully,

Jeffrey Constantino

Portfolio Manager

Note to Shareholders: Effective November 20, 2008, Stephen Pesek and Maureen Pettirossi are no longer portfolio managers of the fund.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment (t)

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	5/03/99	(36.87)%	(2.91)%	(2.71)%
Service Class	5/01/00	(36.98)%	(3.13)%	(2.99)%

Comparative Benchmark

Russell 1000 Growth Index (f)	(38.44)%	(3.42)%	(5.02)%
(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the funds’ investment operations, May 3, 1999, through the stated period end.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.87%	$1,000.00	$697.45	$3.71
	Hypothetical (h)	0.87%	$1,000.00	$1,020.76	$4.42
Service Class	Actual	1.12%	$1,000.00	$697.09	$4.78
	Hypothetical (h)	1.12%	$1,000.00	$1,019.51	$5.69

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.3%
Aerospace – 2.8%
United Technologies Corp.	131,610	$7,054,293

Alcoholic Beverages – 1.2%
Diageo PLC	223,930	$3,114,985

Apparel Manufacturers – 2.7%
LVMH Moet Hennessy Louis Vuitton S.A.	47,460	$3,188,654
NIKE, Inc., “B”	73,010	3,723,510

		$6,912,164

Biotechnology – 2.5%
Genzyme Corp. (a)	97,430	$6,466,429

Broadcasting – 2.7%
Grupo Televisa S.A., ADR	117,210	$1,751,117
Omnicom Group, Inc.	187,270	5,041,308

		$6,792,425

Brokerage & Asset Managers – 1.3%
Charles Schwab Corp.	83,370	$1,348,093
Deutsche Boerse AG	26,390	1,922,044

		$3,270,137

Business Services – 10.1%
Accenture Ltd.	214,930	$7,047,555
Amdocs Ltd. (a)	178,220	3,259,644
Automatic Data Processing, Inc.	45,830	1,802,952
Fidelity National Information Services, Inc.	74,630	1,214,230
MasterCard, Inc., “A”	40,320	5,762,938
Visa, Inc.	26,960	1,414,052
Western Union Co.	348,370	4,995,626

		$25,496,997

Cable TV – 0.8%
Comcast Corp., “A”	120,535	$2,034,631

Chemicals – 1.4%
3M Co.	62,930	$3,620,992

Computer Software – 6.2%
Microsoft Corp.	195,910	$3,808,490
Oracle Corp. (a)	584,900	10,370,277
VeriSign, Inc. (a)	77,310	1,475,075

		$15,653,842

Computer Software – Systems – 4.5%
Apple, Inc. (a)	34,340	$2,930,919
EMC Corp. (a)	205,210	2,148,549
Hewlett-Packard Co.	86,420	3,136,182
International Business Machines Corp.	38,050	3,202,288

		$11,417,938

Consumer Goods & Services – 3.7%
Colgate-Palmolive Co.	65,370	$4,480,460
Procter & Gamble Co.	80,303	4,964,331

		$9,444,791

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 4.2%
Danaher Corp.	123,610	$6,997,562
W.W. Grainger, Inc.	44,970	3,545,435

		$10,542,997

Electronics – 5.0%
Intersil Corp., “A”	163,610	$1,503,576
KLA-Tencor Corp.	149,500	3,257,605
National Semiconductor Corp.	312,110	3,142,948
Samsung Electronics Co. Ltd., GDR	12,350	2,161,250
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	345,648	2,730,619

		$12,795,998

Energy – Integrated – 5.5%
Chevron Corp.	58,790	$4,348,696
Exxon Mobil Corp.	37,130	2,964,088
Hess Corp.	58,430	3,134,185
Marathon Oil Corp.	124,010	3,392,914

		$13,839,883

Food & Beverages – 4.5%
Groupe Danone	35,237	$2,126,728
Nestle S.A.	63,413	2,499,270
PepsiCo, Inc.	125,290	6,862,133

		$11,488,131

Food & Drug Stores – 3.0%
CVS Caremark Corp.	261,133	$7,504,962

General Merchandise – 0.5%
Kohl’s Corp. (a)	37,880	$1,371,256

Internet – 3.2%
eBay, Inc. (a)	113,130	$1,579,295
Google, Inc., “A” (a)	21,490	6,611,399

		$8,190,694

Major Banks – 3.0%
Bank of New York Mellon Corp.	109,118	$3,091,313
State Street Corp.	116,620	4,586,665

		$7,677,978

Medical & Health Technology & Services – 2.5%
Medco Health Solutions, Inc. (a)	38,920	$1,631,137
Patterson Cos., Inc. (a)	148,930	2,792,438
VCA Antech, Inc. (a)	93,180	1,852,418

		$6,275,993

Medical Equipment – 7.7%
DENTSPLY International, Inc.	60,051	$1,695,840
Medtronic, Inc.	178,450	5,606,899
Stryker Corp.	57,760	2,307,512
Thermo Fisher Scientific, Inc. (a)	123,330	4,201,853
Waters Corp. (a)	90,340	3,310,961
Zimmer Holdings, Inc. (a)	61,300	2,477,746

		$19,600,811

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – 0.8%
BHP Billiton Ltd., ADR	47,170	$2,023,593

Network & Telecom – 3.7%
Cisco Systems, Inc. (a)	475,790	$7,755,377
Research in Motion Ltd. (a)	40,340	1,636,997

		$9,392,374

Oil Services – 2.6%
Halliburton Co.	184,620	$3,356,392
Noble Corp.	91,390	2,018,805
Schlumberger Ltd.	29,450	1,246,619

		$6,621,816

Personal Computers & Peripherals – 0.9%
NetApp, Inc. (a)	154,990	$2,165,210

Pharmaceuticals – 5.9%
Allergan, Inc.	111,590	$4,499,309
Johnson & Johnson	60,170	3,599,971
Merck KGaA	27,760	2,523,871
Roche Holding AG	18,720	2,881,639
Wyeth	40,070	1,503,026

		$15,007,816

Specialty Chemicals – 1.2%
Praxair, Inc.	51,680	$3,067,725

Specialty Stores – 1.3%
Staples, Inc.	180,815	$3,240,205

Telecommunications – Wireless – 1.4%
America Movil S.A.B. de C.V., “L”, ADR	61,350	$1,901,237
Rogers Communications, Inc., “B”	52,000	1,564,160

		$3,465,397

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Trucking – 0.5%
United Parcel Service, Inc., “B”	22,490	$1,240,548

Total Common Stocks (Identified Cost, $308,366,464)		$246,793,011

REPURCHASE AGREEMENTS – 2.2%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $5,529,003 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$5,529,000	$5,529,000

Total Investments (Identified Cost, $313,895,464)		$252,322,011

OTHER ASSETS, LESS LIABILITIES – 0.5%		1,378,355

Net Assets – 100.0%		$253,700,366

(a)	Non-income producing security.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $313,895,464)	$252,322,011
Cash	55
Receivable for investments sold	7,176,857
Receivable for fund shares sold	1,158,462
Interest and dividends receivable	304,349
Other assets	5,731
Total assets		$260,967,465
Liabilities
Payable for investments purchased	$7,119,241
Payable for fund shares reacquired	50,108
Payable to affiliates
Management fee	10,119
Shareholder servicing costs	776
Distribution fees	2,366
Administrative services fee	96
Payable for independent trustees’ compensation	106
Accrued expenses and other liabilities	84,287
Total liabilities		$7,267,099
Net assets		$253,700,366
Net assets consist of
Paid-in capital	$374,345,005
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(61,575,367)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(60,569,362)
Undistributed net investment income	1,500,090
Net assets		$253,700,366
Shares of beneficial interest outstanding		36,287,253
Initial Class shares
Net assets	$75,444,150
Shares outstanding	10,624,356
Net asset value per share		$7.10
Service Class shares
Net assets	$178,256,216
Shares outstanding	25,662,897
Net asset value per share		$6.95

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$5,072,591
Interest	299,305
Foreign taxes withheld	(197,454)
Total investment income		$5,174,442
Expenses
Management fee	$2,665,507
Distribution fees	606,066
Shareholder servicing costs	71,982
Administrative services fee	60,598
Independent trustees’ compensation	12,118
Custodian fee	85,617
Shareholder communications	56,958
Auditing fees	48,637
Legal fees	8,500
Miscellaneous	21,918
Total expenses		$3,637,901
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(1,849)
Net expenses		$3,636,051
Net investment income		$1,538,391
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(57,777,874)
Foreign currency transactions	(37,295)
Net realized gain (loss) on investments and foreign currency transactions		$(57,815,169)
Change in unrealized appreciation (depreciation)
Investments	$(96,623,714)
Translation of assets and liabilities in foreign currencies	(2,412)
Net unrealized gain (loss) on investments and foreign currency translation		$(96,626,126)
Net realized and unrealized gain (loss) on investments and foreign currency		$(154,441,295)
Change in net assets from operations		$(152,902,904)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$1,538,391	$1,395,642
Net realized gain (loss) on investments and foreign currency transactions	(57,815,169)	41,539,340
Net unrealized gain (loss) on investments and foreign currency translation	(96,626,126)	5,192,682
Change in net assets from operations	$(152,902,904)	$48,127,664
Distributions declared to shareholders
From net investment income
Initial Class	$(675,482)	$(523,958)
Service Class	(709,104)	(251,139)
From net realized gain on investments
Initial Class	(5,520,376)	—
Service Class	(11,834,054)	—
Total distributions declared to shareholders	$(18,739,016)	$(775,097)
Change in net assets from fund share transactions	$(19,939,462)	$(63,177,765)
Total change in net assets	$(191,581,382)	$(15,825,198)
Net assets
At beginning of period	445,281,748	461,106,946
At end of period (including undistributed net investment income of $1,500,090 and $1,384,142, respectively)	$253,700,366	$445,281,748

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.82	$10.65	$9.90	$9.51	$8.71
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.05	$0.03	$0.01	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(4.24)	1.16	0.72	0.41	0.77
Total from investment operations	$(4.18)	$1.21	$0.75	$0.42	$0.80
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.04)	$—	$(0.03)	$—
From net realized gain on investments	(0.48)	—	—	—	—
Total distributions declared to shareholders	$(0.54)	$(0.04)	$—	$(0.03)	$—
Net asset value, end of period	$7.10	$11.82	$10.65	$9.90	$9.51
Total return (%) (k)(r)(s)	(36.87)	11.36	7.58	4.49	9.18	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.86	0.87	0.90	0.86
Expenses after expense reductions (f)	0.85	0.86	0.87	0.90	0.86
Net investment income	0.60	0.47	0.33	0.09	0.37
Portfolio turnover	50	63	80	146	144
Net assets at end of period (000 Omitted)	$75,444	$148,096	$161,081	$176,463	$217,934

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.57	$10.43	$9.72	$9.34	$8.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.02	$0.01	$(0.01)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(4.14)	1.13	0.70	0.40	0.76
Total from investment operations	$(4.11)	$1.15	$0.71	$0.39	$0.77
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.01)	$—	$(0.01)	$—
From net realized gain on investments	(0.48)	—	—	—	—
Total distributions declared to shareholders	$(0.51)	$(0.01)	$—	$(0.01)	$—
Net asset value, end of period	$6.95	$11.57	$10.43	$9.72	$9.34
Total return (%) (k)(r)(s)	(36.98)	11.02	7.30	4.23	8.98	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.11	1.12	1.15	1.11
Expenses after expense reductions (f)	1.10	1.11	1.12	1.15	1.11
Net investment income (loss)	0.35	0.22	0.08	(0.15)	0.15
Portfolio turnover	50	63	80	146	144
Net assets at end of period (000 Omitted)	$178,256	$297,186	$300,026	$301,252	$260,794

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the accrual was recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Growth Stock Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other

14

Notes to Financial Statements – continued

markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$228,535,821	$23,786,190	$—	$252,322,011
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2008 there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if

15

Notes to Financial Statements – continued

the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$1,385,148	$775,097
Long-term capital gain	17,353,868	—
Total Distributions	$18,739,016	$775,097

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$321,593,880
Gross appreciation	2,971,753
Gross depreciation	(72,243,622)
Net unrealized appreciation (depreciation)	$(69,271,869)
Undistributed ordinary income	1,500,090
Capital loss carryforwards	(52,769,417)
Other temporary differences	(103,443)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(52,769,417)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement terminated on December 31, 2008. For the year ended December 31, 2008, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Effective January 1, 2009 the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

16

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $71,337, which equated to 0.0201% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $645.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate 0.0171% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,133 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,849, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $174,409,496 and $211,691,661, respectively.

17

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	368,592	$3,435,551	428,076	$4,835,768
Service Class	4,843,140	43,714,472	2,208,069	24,826,216
	5,211,732	$47,150,023	2,636,145	$29,661,984
Shares issued to shareholders in reinvestment of distributions
Initial Class	590,644	$6,195,858	48,158	$523,958
Service Class	1,221,340	12,543,158	23,537	251,139
	1,811,984	$18,739,016	71,695	$775,097
Shares reacquired
Initial Class	(2,860,333)	$(27,966,296)	(3,073,141)	$(34,709,192)
Service Class	(6,077,311)	(57,862,205)	(5,328,671)	(58,905,654)
	(8,937,644)	$(85,828,501)	(8,401,812)	$(93,614,846)
Net change
Initial Class	(1,901,097)	$(18,334,887)	(2,596,907)	$(29,349,466)
Service Class	(12,831)	(1,604,575)	(3,097,065)	(33,828,299)
	(1,913,928)	$(19,939,462)	(5,693,972)	$(63,177,765)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $1,808 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Growth Stock Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Growth Stock Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Growth Stock Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

21

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Jeffrey Constantino

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series’ total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 4th quintile for each of the one and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Series. In the course of the deliberations the Trustees took into account information provided by MFS in connection with the contract review meetings, as

23

Board Review of Investment Advisory Agreement – continued

well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Series’ performance, including changes to the Series’ portfolio management team in 2005 and 2006. In addition, the Trustees requested that they receive a separate update on the Series’ performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Series.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data, the Series’ effective advisory fee rate was approximately at the Lipper expense group median, and the Series’ total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is currently subject to the breakpoint described above and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect such breakpoint effective January 1, 2009. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

24

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

25

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $17,353,868 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS INVESTMENT MANAGEMENT

MFS® Global Equity Series

MFS® Variable Insurance Trust
Annual report

12/31/08

VGE-ANN

MFS® GLOBAL EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.8%
Roche Holding AG	3.3%
Heineken N.V.	2.3%
3M Co.	2.2%
Linde AG	2.2%
Diageo PLC	2.1%
PepsiCo, Inc.	2.0%
LVMH Moet Hennessy Louis Vuitton S.A.	2.0%
NIKE, Inc., “B”	2.0%
Gaz de France	2.0%

Equity sectors
Consumer Staples	19.4%
Health Care	15.3%
Financial Services	11.3%
Basic Materials	9.2%
Technology	8.0%
Retailing	7.5%
Leisure	6.9%
Energy	6.1%
Industrial Goods & Services	4.1%
Transportation	3.7%
Utilities & Communications	3.6%
Special Products & Services	2.6%
Autos & Housing	0.4%

Country weightings
United States	36.5%
Switzerland	14.5%
France	12.2%
United Kingdom	8.9%
Japan	8.5%
Germany	6.7%
Netherlands	6.3%
South Korea	0.9%
Canada	0.9%
Other Countries	4.6%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Global Equity Series (the “fund”) provided a total return of –33.77%, while Service Class shares of the fund provided a total return of –33.97%. These compare with a return of
–40.33% for the fund’s benchmark, the MSCI World Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Relative to the MSCI World Index, stock selection and an underweighted position in the poor-performing financial services and technology sectors were key contributors to performance. No individual stocks within these sectors were among the fund’s top contributors.

Stock selection in the basic materials sector also benefited relative returns. Flavors and fragrances company Givaudan (Switzerland) helped relative returns over the reporting period as the stock outperformed the benchmark.

Overweighting the consumer staples sector was another positive factor for relative performance. Our holdings of global food companies Nestle (Switzerland) and General Mills, and household and industrial products manufacturer Kao Corp. (Japan) were among the top relative contributors within this sector. Kao Corp. aided relative performance as the company benefited from lower raw materials costs and their ability to maintain pricing in the domestic marketplace.

Elsewhere, Swiss pharmaceutical and diagnostic company Roche Holding, diversified medical products maker Johnson & Johnson, medical device manufacturer Synthes (Switzerland), athletic shoes and apparel manufacturer NIKE, and energy and environmental services giant GDF Suez (g) (France) aided relative results.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

During the reporting period, the fund's currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

An underweighted position in the utilities and communications sector was an area of relative weakness, although no individual stocks within the sector were among the fund’s top detractors.

3

Management Review – continued

Although the financial services sector was an area of relative strength overall, several stocks within this sector detracted from results. These included our holdings of financial services firms UBS, American Express, and Erste Group Bank AG (Austria). Shares of Erste Group Bank declined during the period as profits fell with the deterioration of Eastern European markets and the bank’s long-term foreign currency rating was downgraded. Not owning financial services firm Wells Fargo also hurt.

Positions in other sectors that were among the top detractors included brewer Heineken N.V. (Netherlands), retail giant Wal-Mart (g), British luxury clothing retailer Burberry Group, postal system operator TNT (Netherlands), integrated oil and gas company Exxon Mobil, and U.K. game operator William Hill.

Respectfully,

David Mannheim	Simon Todd
Portfolio Manager	Portfolio Manager

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment (t)

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	5/03/99	(33.77)%	2.76%	3.05%
Service Class	5/01/00	(33.97)%	2.33%	2.89%

Comparative Benchmark

MSCI World Index (f)	(40.33)%	0.00%	(0.96)%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, May 3, 1999, through the stated period end.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	1.15%	$1,000.00	$728.97	$5.00
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84
Service Class	Actual	1.40%	$1,000.00	$728.19	$6.08
	Hypothetical (h)	1.40%	$1,000.00	$1,018.10	$7.10

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.1%
Alcoholic Beverages – 5.7%
Diageo PLC	52,689	$732,929
Grupo Modelo S.A. de C.V., “C”	35,900	113,493
Heineken N.V.	25,180	773,620
Pernod Ricard S.A.	4,596	340,818

		$1,960,860

Apparel Manufacturers – 5.4%
Burberry Group PLC	41,700	$133,741
Compagnie Financiere Richemont S.A.	17,947	348,433
LVMH Moet Hennessy Louis Vuitton S.A.	10,240	687,986
NIKE, Inc., “B”	13,260	676,260

		$1,846,420

Automotive – 0.4%
Harley-Davidson, Inc.	7,860	$133,384

Biotechnology – 0.4%
Actelion Ltd. (a)	2,185	$123,062

Broadcasting – 5.1%
Omnicom Group, Inc.	16,560	$445,795
Viacom, Inc., “B” (a)	6,105	116,361
Vivendi S.A.	9,740	317,112
Walt Disney Co.	24,700	560,443
WPP Group PLC	53,346	310,967

		$1,750,678

Brokerage & Asset Managers – 1.0%
Deutsche Boerse AG	1,780	$129,641
Julius Baer Holding Ltd.	5,401	207,764

		$337,405

Business Services – 1.8%
Accenture Ltd.	14,330	$469,881
DST Systems, Inc. (a)(l)	3,700	140,526

		$610,407

Chemicals – 3.8%
3M Co.	13,120	$754,925
Givaudan S.A.	710	559,308

		$1,314,233

Computer Software – 2.0%
Oracle Corp. (a)	37,890	$671,790

Conglomerates – 0.8%
Smiths Group PLC	20,931	$269,490

Consumer Goods & Services – 6.2%
Henkel KGaA, IPS	4,480	$143,634
International Flavors & Fragrances, Inc.	6,680	198,530
Kao Corp.	22,000	666,225
Procter & Gamble Co.	7,413	458,272
Reckitt Benckiser Group PLC	17,960	669,089

		$2,135,750

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 3.6%
Legrand S.A.	18,960	$364,315
OMRON Corp.	4,800	64,426
Rockwell Automation, Inc.	8,570	276,297
Schneider Electric S.A.	7,310	546,030

		$1,251,068

Electronics – 5.6%
ASML Holding N.V.	11,253	$200,811
Canon, Inc.	20,100	630,970
Hirose Electric Co. Ltd.	1,600	161,538
Hoya Corp.	17,700	307,482
Intel Corp.	21,410	313,871
Samsung Electronics Co. Ltd.	863	313,371

		$1,928,043

Energy – Independent – 1.0%
INPEX Corp.	43	$339,724

Energy – Integrated – 5.1%
Chevron Corp.	5,440	$402,397
Exxon Mobil Corp.	5,370	428,687
Royal Dutch Shell PLC, “A”	17,820	467,831
TOTAL S.A.	8,260	450,316

		$1,749,231

Food & Beverages – 7.5%
General Mills, Inc.	3,590	$218,093
J.M. Smucker Co.	7,415	321,514
Nestle S.A.	33,403	1,316,498
PepsiCo, Inc.	12,730	697,222

		$2,553,327

Food & Drug Stores – 1.9%
Tesco PLC	34,268	$178,533
Walgreen Co.	18,860	465,276

		$643,809

Gaming & Lodging – 0.9%
Ladbrokes PLC	69,299	$185,335
William Hill PLC	42,130	131,037

		$316,372

Insurance – 2.6%
AXA	23,060	$514,116
QBE Insurance Group Ltd.	3,824	69,511
Swiss Reinsurance Co.	6,560	318,694

		$902,321

Machinery & Tools – 0.5%
Fanuc Ltd.	2,400	$170,686

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 5.3%
Bank of New York Mellon Corp.	19,050	$539,687
Erste Group Bank AG	8,863	207,770
Goldman Sachs Group, Inc.	2,440	205,912
Intesa Sanpaolo S.p.A.	40,234	144,920
Standard Chartered PLC	17,248	220,487
State Street Corp.	12,860	505,784

		$1,824,560

Medical Equipment – 6.6%
Alcon, Inc.	400	$35,676
DENTSPLY International, Inc.	3,800	107,312
Medtronic, Inc.	15,510	487,324
Sonova Holding AG	1,326	79,996
Synthes, Inc.	3,950	499,304
Thermo Fisher Scientific, Inc. (a)	9,860	335,930
Waters Corp. (a)	8,100	296,865
Zimmer Holdings, Inc. (a)	10,180	411,476

		$2,253,883

Natural Gas – Distribution – 2.0%
Gaz de France	13,613	$674,211

Network & Telecom – 0.4%
Cisco Systems, Inc. (a)	8,820	$143,766

Other Banks & Diversified Financials – 2.4%
Aeon Credit Service Co. Ltd.	10,700	$113,207
American Express Co.	10,780	199,969
Bangkok Bank Public Co. Ltd.	9,000	18,437
Komercni Banka A.S.	794	122,108
UBS AG (a)	26,240	380,580

		$834,301

Pharmaceuticals – 8.3%
Bayer AG	7,410	$435,299
GlaxoSmithKline PLC	12,340	229,085
Johnson & Johnson	8,290	495,991
Merck KGaA	6,010	546,414
Roche Holding AG	7,330	1,128,334

		$2,835,123

Printing & Publishing – 0.9%
Wolters Kluwer N.V.	16,940	$319,927

Railroad & Shipping – 0.9%
Canadian National Railway Co.	8,204	$301,579

Specialty Chemicals – 5.4%
L’Air Liquide S.A.	3,224	$294,979
Linde AG	8,790	743,840
Praxair, Inc.	6,070	360,315
Shin-Etsu Chemical Co. Ltd.	9,700	444,899

		$1,844,033

Specialty Stores – 0.2%
Sally Beauty Holdings, Inc. (a)	9,600	$54,624

Telephone Services – 0.7%
Singapore Telecommunications Ltd.	131,950	$234,940

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Trucking – 2.8%
TNT N.V.	20,500	$392,105
United Parcel Service, Inc., “B”	10,250	565,390

		$957,495

Utilities – Electric Power – 0.9%
E.ON AG	7,314	$295,757

Total Common Stocks (Identified Cost, $41,403,421)		$33,582,259

COLLATERAL FOR SECURITIES LOANED – 0.2%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	62,581	$62,581

REPURCHASE AGREEMENTS – 1.7%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $569,000.31 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$569,000	$569,000
Morgan Stanley, 0.02%, dated 12/31/08, due 1/02/09, total to be received $2,000.01 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	2,000	2,000

Total Repurchase Agreements, at Cost		$571,000

Total Investments (Identified Cost, $42,037,002)		$34,215,840

OTHER ASSETS, LESS LIABILITIES – 0.0%		1,900

Net Assets – 100.0%		$34,217,740

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

IPS	International Preference Stock

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $61,338 of securities on loan (identified cost, $42,037,002)	$34,215,840
Cash	1,508
Receivable for investments sold	6,165
Receivable for fund shares sold	105,175
Interest and dividends receivable	70,892
Other assets	1,282
Total assets		$34,400,862
Liabilities
Payable for investments purchased	$4,338
Payable for fund shares reacquired	14,731
Collateral for securities loaned, at value	62,581
Payable to affiliates
Investment adviser	6,666
Management fee	1,833
Shareholder servicing costs	120
Distribution fees	9
Administrative services fee	96
Payable for independent trustees’ compensation	48
Accrued expenses and other liabilities	92,700
Total liabilities		$183,122
Net assets		$34,217,740
Net assets consist of
Paid-in capital	$42,958,300
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(7,822,620)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,659,757)
Undistributed net investment income	741,817
Net assets		$34,217,740
Shares of beneficial interest outstanding		3,655,626
Initial Class shares
Net assets	$33,522,818
Shares outstanding	3,581,339
Net asset value per share		$9.36
Service Class shares
Net assets	$694,922
Shares outstanding	74,287
Net asset value per share		$9.35

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$1,339,548
Interest	70,365
Foreign taxes withheld	(106,035)
Total investment income		$1,303,878
Expenses
Management fee	$472,479
Distribution fees	1,652
Shareholder servicing costs	9,631
Administrative services fee	17,741
Independent trustees’ compensation	3,304
Custodian fee	79,571
Auditing fees	48,198
Legal fees	1,310
Miscellaneous	9,517
Total expenses		$643,403
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(97,966)
Net expenses		$545,436
Net investment income		$758,442
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $1,777 country tax)	$(1,576,170)
Foreign currency transactions	(12,256)
Net realized gain (loss) on investments and foreign currency transactions		$(1,588,426)
Change in unrealized appreciation (depreciation)
Investments (net of $813 decrease in deferred country tax)	$(17,972,576)
Translation of assets and liabilities in foreign currencies	(1,617)
Net unrealized gain (loss) on investments and foreign currency translation		$(17,974,193)
Net realized and unrealized gain (loss) on investments and foreign currency		$(19,562,619)
Change in net assets from operations		$(18,804,177)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$758,442	$502,634
Net realized gain (loss) on investments and foreign currency transactions	(1,588,426)	4,101,773
Net unrealized gain (loss) on investments and foreign currency translation	(17,974,193)	245,712
Change in net assets from operations	$(18,804,177)	$4,850,119
Distributions declared to shareholders
From net investment income
Initial Class	$(490,946)	$(1,128,394)
Service Class	(4,884)	(8,202)
From net realized gain on investments
Initial Class	(4,065,455)	(3,544,452)
Service Class	(50,504)	(26,643)
Total distributions declared to shareholders	$(4,611,789)	$(4,707,691)
Change in net assets from fund share transactions	$760,274	$3,071,598
Total change in net assets	$(22,655,692)	$3,214,026
Net assets
At beginning of period	56,873,432	53,659,406
At end of period (including undistributed net investment income of $741,817 and $494,219, respectively)	$34,217,740	$56,873,432

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.47	$15.45	$13.49	$12.80	$10.86
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.13	$0.37	$0.09	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(5.01)	1.22	2.76	0.86	1.92
Total from investment operations	$(4.81)	$1.35	$3.13	$0.95	$1.98
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.32)	$(0.07)	$(0.04)	$(0.04)
From net realized gain on investments	(1.16)	(1.01)	(1.10)	(0.22)	—
Total distributions declared to shareholders	$(1.30)	$(1.33)	$(1.17)	$(0.26)	$(0.04)
Net asset value, end of period	$9.36	$15.47	$15.45	$13.49	$12.80
Total return (%) (k)(r)(s)	(33.77)	9.19	24.41	7.68	18.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.41	1.49	1.48	1.56
Expenses after expense reductions (f)	1.15	1.15	1.15	1.15	1.15
Net investment income	1.61	0.88	2.60	0.68	0.53
Portfolio turnover	28	38	37	52	40
Net assets at end of period (000 Omitted)	$33,523	$56,246	$53,388	$35,415	$31,983

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.47	$15.47	$13.53	$13.00	$10.99
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.09	$0.31	$0.03	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(5.01)	1.23	2.79	0.76	1.90
Total from investment operations	$(4.85)	$1.32	$3.10	$0.79	$2.01
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.31)	$(0.06)	$(0.04)	$—
From net realized gain on investments	(1.16)	(1.01)	(1.10)	(0.22)	—
Total distributions declared to shareholders	$(1.27)	$(1.32)	$(1.16)	$(0.26)	$—
Net asset value, end of period	$9.35	$15.47	$15.47	$13.53	$13.00
Total return (%) (k)(r)(s)	(33.97)	8.97	24.02	6.30	18.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.65	1.76	1.73	0.60	(y)
Expenses after expense reductions (f)	1.40	1.40	1.40	1.40	0.19	(y)
Net investment income	1.32	0.60	2.29	0.22	0.81
Portfolio turnover	28	38	37	52	40
Net assets at end of period (000 Omitted)	$695	$628	$271	$56	$27

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(y)	Expense ratio is not in correlation with the contractual fee arrangement due to the small size of Service Class assets.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other

14

Notes to Financial Statements – continued

markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$13,487,408	$20,728,432	$—	$34,215,840
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

15

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/2008	12/31/2007
Ordinary income (including any short-term capital gains)	$826,448	$1,603,726
Long-term capital gain	3,785,341	3,103,965
Total distributions	$4,611,789	$4,707,691

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$42,348,706
Gross appreciation	2,114,506
Gross depreciation	(10,247,372)
Net unrealized appreciation (depreciation)	$(8,132,866)
Undistributed ordinary income	742,671
Capital loss carryforwards	(1,342,500)
Other temporary differences	(7,865)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(1,342,500)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.90% of average daily net assets in excess of $1 billion. This written agreement terminated on December 31, 2008. For the year ended December 31, 2008, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 1.00% of the fund’s average daily net assets.

16

Notes to Financial Statements – continued

Effective January 1, 2009, the advisory agreement has been amended such that the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	1.00%
Average daily net assets in excess of $1 billion	0.90%

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution fee, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2009. For the year ended December 31, 2008, this reduction amounted to $97,719 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $9,485, which equated to 0.0201% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $146.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0376% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $421 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $247, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $13,457,162 and $16,920,113, respectively.

17

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	645,860	$8,312,510	883,086	$13,713,962
Service Class	42,700	490,216	31,072	481,780
	688,560	$8,802,726	914,158	$14,195,742
Shares issued to shareholders in reinvestment of distributions
Initial Class	332,827	$4,556,401	317,449	$4,672,846
Service Class	4,043	55,388	2,364	34,845
	336,870	$4,611,789	319,813	$4,707,691
Shares reacquired
Initial Class	(1,033,566)	$(12,511,758)	(1,020,908)	$(15,669,492)
Service Class	(13,027)	(142,483)	(10,397)	(162,343)
	(1,046,593)	$(12,654,241)	(1,031,305)	$(15,831,835)
Net change
Initial Class	(54,879)	$357,153	179,627	$2,717,316
Service Class	33,716	403,121	23,039	354,282
	(21,163)	$760,274	202,666	$3,071,598

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30% . In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $247 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

21

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers David Mannheim Simon Todd

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series’ total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel

23

Board Review of Investment Advisory Agreement – continued

during the course of the year regarding the Series’ performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval, and that MFS currently observes an expense limitation for the Series. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Series’ effective advisory fee rate was approximately at the Lipper expense group median and the Series’ total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is currently subject to the breakpoint described above and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect such breakpoint effective January 1, 2009. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $3,785,341 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 25.57% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $723,594. The fund intends to pass through foreign tax credits of $63,229 for the fiscal year.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS® Total Return Series

MFS® Variable Insurance Trust
Annual report

12/31/08
VTR-ANN

MFS® TOTAL RETURN SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Fannie Mae, 5.5%, 30 years	3.9%
U.S. Treasury Notes, 4.875%, 2009	2.7%
Exxon Mobil Corp.	2.4%
Fannie Mae, 6.0%, 30 years	2.1%
Lockheed Martin Corp.	2.1%
AT&T, Inc.	2.0%
Philip Morris International, Inc.	1.8%
JPMorgan Chase & Co.	1.7%
MetLife, Inc.	1.5%
TOTAL S.A., ADR	1.5%

Equity sectors
Financial Services	10.8%
Energy	9.0%
Utilities & Communications	7.3%
Consumer Staples	7.0%
Industrial Goods & Services	5.7%
Health Care	5.2%
Technology	3.9%
Retailing	3.6%
Leisure	1.9%
Basic Materials	1.9%
Special Products & Services	1.3%
Autos & Housing	0.7%
Transportation	0.2%

Fixed income sectors (i)
Mortgage-Backed Securities	16.6%
U.S. Treasury Securities	10.2%
High Grade Corporates	9.2%
U.S. Government Agencies	1.9%
Commercial Mortgage-Backed Securities	1.7%
Non-U.S. Government Bonds	0.3%
Municipal Bonds	0.3%
Emerging Markets Bonds	0.3%
Asset-Backed Securities	0.3%
High Yield Corporates (o)	0.0%
Residential Mortgage-Backed Securities (o)	0.0%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Total Return Series (the “fund”) provided a total return of –22.13%, while Service Class shares of the fund provided a total return of –22.32%. These compare with returns of –37.00% and 5.24% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (S&P 500 Index) and the Barclays Capital U.S. Aggregate Bond Index, respectively.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Within the equity portion of the fund, a combination of an underweighted position and stock selection in the health care sector hurt performance relative to the S&P 500 Index. Underweighting pharmaceutical company Pfizer held back relative returns as the company’s stock outperformed the benchmark.

Stock selection in the leisure sector also had a negative impact on relative results. Holdings of cruise line operator Royal Caribbean Cruises (aa) dampened relative returns. Shares of Royal Caribbean suffered during the first part of the reporting period due to high fuel costs and more recently due to weak consumer spending. Not owning fast food company McDonald’s also hurt as the company’s stock significantly outperformed the benchmark.

Stocks in other sectors that were among the fund’s top relative detractors included insurance company Genworth Financial and electronics services provider Flextronics (aa)(g) (Singapore). Our ownership of investment banking firm Bear Stearns, which was eventually acquired by JPMorgan Chase, and not owning financial services company Wells Fargo during a time when its stock outperformed the benchmark, also had a negative impact on performance. The fund’s underweighted positions in discount retailer Wal-Mart Stores and integrated oil company Exxon Mobil, and not holding alcoholic beverage company Anheuser Busch, all of which outperformed the benchmark, further weakened relative returns.

During the reporting period, currency exposure in the equity portion of the fund was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the fund, a greater exposure to bonds in the financial sector and to commercial mortgage-backed securities (CMBS) held back performance relative to the Barclays Capital U.S. Aggregate Bond Index as these securities suffered amid the global credit crisis. The fund’s yield curve (y) positioning was another negative factor. Holdings of “BBB” (s) rated securities also detracted from performance as credit spreads between higher quality and lower quality issues widened over the reporting period.

3

Management Review – continued

Contributors to Performance

Within the equity portion of the fund, a combination of an underweighted position and stock selection in the technology sector was the primary contributor to relative performance. Not owning computer and electronics maker Apple boosted relative results as the company underperformed the benchmark.

Stock selection in the industrial goods and services sector also bolstered relative returns. Underweighting poor-performing industrial conglomerate General Electric positively impacted results. The fund’s overweighted position in defense contractor Lockheed Martin further strengthened relative performance as the company provided greater returns than the benchmark.

Elsewhere, the fund’s positioning in insurance company American International Group (AIG) (g) and diversified financial services company Citigroup (g) aided results as we sold out of both stocks prior to significant declines in their respective prices. Tobacco company Philip Morris International, insurance company MetLife, and pharmaceutical company Wyeth were among the top relative contributors. Shares of Wyeth provided better returns than the overall benchmark, in part, due to the continued solid performance of the company’s major products. Not owning oil field services company Schlumberger also helped.

The fund’s cash position within the equity portion of the fund was a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s equity benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Within the fixed income portion of the fund, a greater exposure to U.S. Treasury securities aided returns relative to the Barclays Capital U.S. Aggregate Bond Index. During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, was a key contributor to performance. The fund’s greater exposure to mortgage-backed securities also had a positive impact on relative performance.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins	Joshua Marston
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Michael Roberge	Brooks Taylor
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective November 20, 2008, Joshua Marston became a co-manager of the fund. Previously, the fund was co-managed by Gregory Locraft.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered not rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/03/95	(22.13)%	0.77%	3.23%
Service Class	5/01/00	(22.32)%	0.53%	3.02%

Comparative Benchmarks

Standard & Poor’s 500 Stock Index (f)	(37.00)%	(2.19)%	(1.38)%
Barclays Capital U.S. Aggregate Bond Index (f)	5.24%	4.65%	5.63%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.83%	$1,000.00	$835.77	$3.83
	Hypothetical (h)	0.83%	$1,000.00	$1,020.96	$4.22
Service Class	Actual	1.08%	$1,000.00	$834.61	$4.98
	Hypothetical (h)	1.08%	$1,000.00	$1,019.71	$5.48

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 58.5%
Aerospace – 4.1%
Lockheed Martin Corp.	665,873	$55,986,602
Northrop Grumman Corp.	576,247	25,954,165
United Technologies Corp.	541,840	29,042,624

		$110,983,391

Alcoholic Beverages – 0.9%
Diageo PLC	1,152,722	$16,034,973
Heineken N.V.	108,890	3,345,490
Molson Coors Brewing Co.	89,150	4,361,218

		$23,741,681

Apparel Manufacturers – 0.7%
NIKE, Inc., “B”	386,860	$19,729,860

Automotive – 0.4%
Johnson Controls, Inc.	528,480	$9,597,197

Biotechnology – 0.2%
Genzyme Corp. (a)	91,020	$6,040,997

Broadcasting – 1.3%
Omnicom Group, Inc.	580,720	$15,632,982
Walt Disney Co.	709,440	16,097,194
WPP Group PLC	712,116	4,151,097

		$35,881,273

Brokerage & Asset Managers – 0.6%
Franklin Resources, Inc.	119,280	$7,607,678
Invesco Ltd.	184,860	2,669,378
Merrill Lynch & Co., Inc.	486,570	5,663,675

		$15,940,731

Business Services – 1.3%
Accenture Ltd., “A”	449,720	$14,746,319
Automatic Data Processing, Inc.	208,850	8,216,159
Visa, Inc., “A”	142,230	7,459,964
Western Union Co.	409,480	5,871,943

		$36,294,385

Cable TV – 0.2%
Time Warner Cable, Inc., “A” (a)	307,400	$6,593,730

Chemicals – 1.5%
3M Co.	290,140	$16,694,656
PPG Industries, Inc.	556,200	23,599,566

		$40,294,222

Computer Software – 1.4%
Oracle Corp. (a)	2,130,132	$37,767,240

Computer Software – Systems – 1.2%
Hewlett-Packard Co.	204,671	$7,427,511
International Business Machines Corp.	301,860	25,404,538

		$32,832,049

Construction – 0.3%
Sherwin-Williams Co.	129,910	$7,762,123

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Goods & Services – 0.9%
Clorox Co.	152,360	$8,465,122
Colgate-Palmolive Co.	61,930	4,244,682
Procter & Gamble Co.	199,191	12,313,988

		$25,023,792

Electrical Equipment – 1.1%
Danaher Corp.	240,680	$13,624,895
General Electric Co.	164,177	2,659,667
W.W. Grainger, Inc.	176,990	13,953,892

		$30,238,454

Electronics – 1.1%
Agilent Technologies, Inc. (a)	249,000	$3,891,870
Intel Corp.	1,729,210	25,350,219

		$29,242,089

Energy – Independent – 2.5%
Anadarko Petroleum Corp.	191,130	$7,368,062
Apache Corp.	365,240	27,221,337
Devon Energy Corp.	297,550	19,552,011
EOG Resources, Inc.	106,460	7,088,107
Occidental Petroleum Corp.	73,100	4,385,269
Ultra Petroleum Corp. (a)	52,520	1,812,465

		$67,427,251

Energy – Integrated – 6.2%
Chevron Corp.	389,742	$28,829,216
ConocoPhillips	132,260	6,851,068
Exxon Mobil Corp.	826,502	65,979,655
Hess Corp.	308,540	16,550,086
Marathon Oil Corp.	356,470	9,753,019
TOTAL S.A., ADR	729,020	40,314,806

		$168,277,850

Food & Beverages – 2.9%
Coca-Cola Co.	160,530	$7,267,193
General Mills, Inc.	69,930	4,248,248
Groupe Danone	75,557	4,560,240
J.M. Smucker Co.	133,852	5,803,823
Kellogg Co.	140,077	6,142,376
Nestle S.A.	702,300	27,679,451
Pepsi Bottling Group, Inc.	22,500	506,475
PepsiCo, Inc.	402,240	22,030,685

		$78,238,491

Food & Drug Stores – 1.6%
CVS Caremark Corp.	841,140	$24,174,364
Kroger Co.	385,250	10,174,453
Walgreen Co.	306,840	7,569,743

		$41,918,560

Gaming & Lodging – 0.2%
Royal Caribbean Cruises Ltd.	418,590	$5,755,613

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 0.9%
Macy’s, Inc.	1,202,070	$12,441,425
Target Corp.	93,600	3,232,008
Wal-Mart Stores, Inc.	137,580	7,712,735

		$23,386,168

Health Maintenance Organizations – 0.5%
UnitedHealth Group, Inc.	175,012	$4,655,319
WellPoint, Inc. (a)	179,090	7,545,062

		$12,200,381

Insurance – 3.6%
Allstate Corp.	1,033,870	$33,869,581
Aon Corp.	66,350	3,030,868
Chubb Corp.	126,310	6,441,810
Genworth Financial, Inc., “A”	368,012	1,041,474
MetLife, Inc.	1,200,710	41,856,751
Prudential Financial, Inc.	106,730	3,229,650
Travelers Cos., Inc.	195,320	8,828,464

		$98,298,598

Internet – 0.0%
Google, Inc., “A” (a)	3,540	$1,089,081

Leisure & Toys – 0.2%
Hasbro, Inc.	196,000	$5,717,320

Machinery & Tools – 0.5%
Eaton Corp.	254,960	$12,674,062

Major Banks – 6.5%
Bank of America Corp.	1,238,651	$17,440,206
Bank of New York Mellon Corp.	1,264,682	35,828,441
Goldman Sachs Group, Inc.	315,210	26,600,572
JPMorgan Chase & Co.	1,434,224	45,221,083
PNC Financial Services Group, Inc.	329,390	16,140,110
State Street Corp.	481,060	18,920,090
SunTrust Banks, Inc.	56,881	1,680,265
Wells Fargo & Co.	454,620	13,402,198

		$175,232,965

Medical Equipment – 0.4%
Waters Corp. (a)	155,800	$5,710,070
Zimmer Holdings, Inc. (a)	116,350	4,702,867

		$10,412,937

Natural Gas – Distribution – 0.2%
Sempra Energy	156,740	$6,681,826

Natural Gas – Pipeline – 0.2%
Williams Cos., Inc.	387,338	$5,608,654

Network & Telecom – 0.2%
Nokia Corp., ADR	281,450	$4,390,620

Oil Services – 0.3%
Halliburton Co.	111,220	$2,021,980
National Oilwell Varco, Inc. (a)	151,640	3,706,082
Noble Corp.	91,636	2,024,239

		$7,752,301

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – 0.1%
New York Community Bancorp, Inc.	146,086	$1,747,189

Pharmaceuticals – 4.1%
Abbott Laboratories	96,380	$5,143,801
GlaxoSmithKline PLC	225,630	4,188,685
Johnson & Johnson	472,370	28,261,897
Merck & Co., Inc.	991,360	30,137,344
Merck KGaA	55,090	5,008,647
Pfizer, Inc.	113,170	2,004,241
Roche Holding AG	22,050	3,394,238
Wyeth	852,720	31,985,527

		$110,124,380

Railroad & Shipping – 0.1%
Burlington Northern Santa Fe Corp.	18,674	$1,413,809

Specialty Chemicals – 0.4%
Air Products & Chemicals, Inc.	229,100	$11,516,857

Specialty Stores – 0.4%
O’Reilly Automotive, Inc. (a)	55,200	$1,696,848
Staples, Inc.	498,370	8,930,790

		$10,627,638

Telecommunications – Wireless – 0.7%
America Movil S.A.B. de C.V., “L”, ADR	20,780	$643,972
Rogers Communications, Inc., “B”	277,010	8,210,446
Vodafone Group PLC	5,208,120	10,484,538

		$19,338,956

Telephone Services – 2.7%
AT&T, Inc.	1,943,004	$55,375,605
Embarq Corp.	378,401	13,607,300
Verizon Communications, Inc.	101,555	3,442,715

		$72,425,620

Tobacco – 2.3%
Altria Group, Inc.	186,553	$2,809,488
Lorillard, Inc.	173,000	9,748,550
Philip Morris International, Inc.	1,142,140	49,694,511

		$62,252,549

Trucking – 0.1%
United Parcel Service, Inc., “B”	72,760	$4,013,442

Utilities – Electric Power – 3.5%
Allegheny Energy, Inc.	164,480	$5,569,293
American Electric Power Co., Inc.	207,380	6,901,606
CMS Energy Corp.	160,520	1,622,857
Dominion Resources, Inc.	332,800	11,927,552
Entergy Corp.	84,900	7,057,737
FPL Group, Inc.	377,438	18,996,455
NRG Energy, Inc. (a)	313,610	7,316,521
PG&E Corp.	282,320	10,928,607
PPL Corp.	387,560	11,894,216
Public Service Enterprise Group, Inc.	469,510	13,695,607

		$95,910,451

Total Common Stocks (Identified Cost, $1,822,125,409)		$1,582,396,783

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – 40.4%
Agency – Other – 0.0%
Financing Corp., 9.65%, 2018	$740,000	$1,147,382

Asset Backed & Securitized – 2.0%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.231%, 2040 (z)	$3,009,000	$1,865,580
Chase Commercial Mortgage Securities Corp., 7.543%, 2009	5,360	5,344
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2049	5,000,000	3,768,906
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	3,600,000	2,513,147
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	28,452	27,524
Countrywide Asset-Backed Certificates, FRN, 4.823%, 2035	696,164	673,760
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	1,911,000	1,077,020
Credit Suisse Commercial Mortgage Trust, 5.509%, 2039	2,460,763	1,197,937
Credit Suisse Mortgage Capital Certificate, 5.695%, 2040	3,818,128	2,525,429
GE Commercial Mortgage Corp., FRN, 5.338%, 2044	2,078,000	1,052,829
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	2,232,000	767,244
Greenwich Capital Commercial Funding Corp., 5.475%, 2039	5,978,000	3,029,427
Greenwich Capital Commercial Funding Corp., 4.305%, 2042	1,626,254	1,538,865
Greenwich Capital Commercial Funding Corp., FRN, 5.317%, 2036	2,550,000	2,121,456
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	2,485,000	1,394,334
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	1,506,000	1,162,753
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 2037	2,548,000	1,431,129
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.208%, 2041	2,550,000	2,153,015
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	4,303,000	3,346,771
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.875%, 2045	4,303,000	3,432,748
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	2,755,995	2,224,539
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050	1,967,000	344,891
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.473%, 2039	1,764,000	905,759
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.749%, 2050	3,818,128	2,710,611
Morgan Stanley Capital I, Inc., FRN, 0.814%, 2030 (i)(n)	5,010,968	84,235
Multi-Family Capital Access One, Inc., 6.65%, 2024	377,345	376,809
Residential Asset Mortgage Products, Inc., FRN, 4.97%, 2034	1,170,000	842,430

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset Backed & Securitized – continued
Residential Funding Mortgage Securities, Inc., 5.32%, 2035	$2,164,000	$731,371
Spirit Master Funding LLC, 5.05%, 2023 (z)	2,310,613	1,893,287
Structured Asset Securities Corp., FRN, 4.67%, 2035	2,041,176	1,624,536
Wachovia Bank Commercial Mortgage Trust, 4.75%, 2044	3,430,000	2,014,747
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	3,085,000	2,477,794
Wachovia Bank Commercial Mortgage Trust, FRN, 5.956%, 2045	2,793,000	1,448,667
Wachovia Bank Commercial Mortgage Trust, FRN, 5.795%, 2045	1,291,043	651,143

		$53,416,037

Broadcasting – 0.2%
CBS Corp., 6.625%, 2011	$2,815,000	$2,494,602
Hearst-Argyle Television, Inc., 7.5%, 2027	1,871,000	1,588,348
News America, Inc., 8.5%, 2025	1,586,000	1,560,835

		$5,643,785

Brokerage & Asset Managers – 0.2%
Lehman Brothers Holdings, Inc., 6.5%, 2017 (d)	$3,337,000	$334
Merrill Lynch & Co., Inc., 6.15%, 2013	2,480,000	2,457,405
Merrill Lynch & Co., Inc., 6.11%, 2037	2,391,000	2,149,330

		$4,607,069

Building – 0.1%
CRH America, Inc., 6.95%, 2012	$2,824,000	$2,273,021

Business Services – 0.1%
Xerox Corp., 5.5%, 2012	$1,637,000	$1,371,888

Cable TV – 0.1%
Cox Communications, Inc., 4.625%, 2013	$1,949,000	$1,689,138
Time Warner Entertainment Co. LP, 8.375%, 2033	2,421,000	2,443,101

		$4,132,239

Chemicals – 0.1%
PPG Industries, Inc., 5.75%, 2013	$3,289,000	$3,252,611

Conglomerates – 0.1%
Kennametal, Inc., 7.2%, 2012	$2,140,000	$2,079,132

Consumer Goods & Services – 0.2%
Fortune Brands, Inc., 5.125%, 2011	$2,590,000	$2,487,711
Western Union Co., 5.4%, 2011	4,087,000	3,928,339

		$6,416,050

Defense Electronics – 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$2,440,000	$2,269,688

Electronics – 0.1%
Tyco Electronics Group S.A., 6.55%, 2017	$2,931,000	$2,463,218

Emerging Market Quasi – Sovereign – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	$2,715,000	$2,021,182

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Emerging Market Sovereign – 0.1%
State of Israel, 4.625%, 2013	$2,068,000	$2,167,494

Energy – Independent – 0.1%
Nexen, Inc., 5.875%, 2035	$716,000	$539,068
Ocean Energy, Inc., 7.25%, 2011	2,067,000	2,122,166

		$2,661,234

Energy – Integrated – 0.1%
Petro-Canada, 6.05%, 2018	$3,647,000	$3,005,752

Financial Institutions – 0.5%
American Express Co., 5.5%, 2016	$4,690,000	$4,303,361
Capital One Financial Corp., 6.15%, 2016	2,872,000	2,021,018
General Electric Capital Corp., 5.45%, 2013	1,963,000	1,977,057
HSBC Finance Corp., 5.25%, 2011	2,367,000	2,294,844
ORIX Corp., 5.48%, 2011	4,077,000	3,062,956

		$13,659,236

Food & Beverages – 0.4%
Diageo Finance B.V., 5.5%, 2013	$4,312,000	$4,287,128
Dr. Pepper Snapple Group, Inc., 6.12%, 2013 (n)	920,000	906,234
Dr. Pepper Snapple Group, Inc., 6.82%, 2018 (n)	1,158,000	1,142,196
Miller Brewing Co., 5.5%, 2013 (n)	5,763,000	5,373,335

		$11,708,893

Food & Drug Stores – 0.1%
CVS Caremark Corp., 6.125%, 2016	$2,078,000	$2,013,235

Gaming & Lodging – 0.1%
Marriott International, Inc., 6.375%, 2017	$2,891,000	$2,015,967
Wyndham Worldwide Corp., 6%, 2016	1,997,000	804,967

		$2,820,934

Insurance – 0.1%
American International Group, Inc., 8.25%, 2018 (z)	$1,570,000	$1,149,113
ING Groep N.V., 5.775% to 2015, FRN to 2049	2,021,000	865,578
Metropolitan Life Global Funding, 5.125%, 2013 (n)	1,200,000	1,118,111

		$3,132,802

Insurance – Property & Casualty – 0.3%
Allstate Corp., 6.125%, 2032	$1,017,000	$877,681
Allstate Corp., 5.55%, 2035	2,417,000	1,966,464
Chubb Corp., 6.375% to 2017, FRN to 2067	4,156,000	2,577,518
Fund American Cos., Inc., 5.875%, 2013	2,164,000	1,574,935
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	833,000	291,034
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	3,930,000	1,611,300

		$8,898,932

International Market Quasi – Sovereign – 0.1%
Hydro-Quebec, 6.3%, 2011	$3,955,000	$4,199,759

Issuer	Shares/Par	Value ($)

BONDS – continued
International Market Sovereign – 0.2%
Province of Ontario, 5%, 2011	$4,126,000	$4,337,375

Machinery & Tools – 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$3,117,000	$2,928,122

Major Banks – 1.0%
Bank of America Corp., 5.49%, 2019	$1,260,000	$1,085,161
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	1,042,000	662,415
DBS Group Holdings Ltd., 7.657% to 2011, FRN to 2049 (n)	1,866,000	1,862,141
Goldman Sachs Group, Inc., 5.625%, 2017	2,963,000	2,545,445
Morgan Stanley, 6.75%, 2011	1,837,000	1,807,472
Morgan Stanley, 5.75%, 2016	2,536,000	2,130,932
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	3,547,000	2,471,276
Natixis S.A., 10% to 2018, FRN to 2049 (n)	3,841,000	2,045,781
PNC Funding Corp., 5.625%, 2017	2,078,000	2,018,295
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	750,000	350,652
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	1,719,000	657,658
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	3,820,000	3,185,173
Wachovia Corp., 5.25%, 2014	7,433,000	6,923,944

		$27,746,345

Medical & Health Technology & Services – 0.2%
Cardinal Health, Inc., 5.8%, 2016	$1,498,000	$1,355,208
HCA, Inc., 8.75%, 2010	174,000	167,040
Hospira, Inc., 5.55%, 2012	1,068,000	1,011,896
Hospira, Inc., 6.05%, 2017	3,636,000	2,953,225

		$5,487,369

Metals & Mining – 0.1%
ArcelorMittal, 6.125%, 2018	$3,666,000	$2,510,323

Mortgage Backed – 16.5%
Fannie Mae, 6.253%, 2011	$348,318	$365,638
Fannie Mae, 6.33%, 2011	326,113	342,347
Fannie Mae, 4.791%, 2012	1,629,485	1,658,118
Fannie Mae, 4.01%, 2013	241,084	238,299
Fannie Mae, 4.02%, 2013	1,091,707	1,081,329
Fannie Mae, 4.751%, 2013	156,732	159,315
Fannie Mae, 4.845%, 2013	427,109	435,285
Fannie Mae, 5.549%, 2013	804,017	822,905
Fannie Mae, 4.589%, 2014	1,326,021	1,337,950
Fannie Mae, 4.63%, 2014	595,386	601,033
Fannie Mae, 4.848%, 2014	1,822,157	1,857,891
Fannie Mae, 4.871%, 2014	962,111	980,679
Fannie Mae, 4.926%, 2015	3,252,201	3,323,798
Fannie Mae, 4.94%, 2015	379,000	381,612
Fannie Mae, 5.1%, 2015	1,547,000	1,499,367
Fannie Mae, 5.19%, 2015	432,953	447,542
Fannie Mae, 5.27%, 2016	1,125,000	1,165,358
Fannie Mae, 5.45%, 2017	816,349	853,987
Fannie Mae, 5.5%, 2017-2038	109,467,956	112,509,870

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage Backed – continued
Fannie Mae, 6%, 2017-2037	$64,221,506	$66,327,645
Fannie Mae, 4.5%, 2018-2035	19,153,241	19,579,554
Fannie Mae, 5%, 2018-2036	46,118,384	47,281,662
Fannie Mae, 5.37%, 2018	1,740,000	1,679,510
Fannie Mae, 4.88%, 2020	1,179,735	1,204,248
Fannie Mae, 7.5%, 2030-2032	378,965	401,427
Fannie Mae, 6.5%, 2031-2037	21,603,798	22,493,817
Freddie Mac, 6%, 2016-2037	35,820,838	36,999,600
Freddie Mac, 5%, 2017-2035	35,509,880	36,431,865
Freddie Mac, 4.5%, 2018-2035	13,044,318	13,390,768
Freddie Mac, 5.5%, 2019-2037	28,048,989	28,802,557
Freddie Mac, 6.5%, 2034-2038	11,936,368	12,420,356
Ginnie Mae, 6%, 2032-2038	10,950,829	11,314,635
Ginnie Mae, 4.5%, 2033-2034	2,268,381	2,298,638
Ginnie Mae, 5.5%, 2033-2035	12,778,022	13,201,136
Ginnie Mae, 5%, 2034	2,827,125	2,909,132

		$446,798,873

Municipals – 0.3%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$1,425,000	$1,422,692
Massachusetts Bay Transportation Authority Sales Tax Rev., “A-1”, 5.25%, 2033	2,660,000	2,663,618
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2030	1,595,000	1,588,939
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2035	2,535,000	2,483,007

		$8,158,256

Natural Gas – Pipeline – 0.4%
CenterPoint Energy, Inc., 7.875%, 2013	$2,119,000	$1,962,817
Enterprise Products Operating LLC, 6.5%, 2019	1,953,000	1,643,092
Kinder Morgan Energy Partners LP, 6.75%, 2011	3,906,000	3,799,136
Kinder Morgan Energy Partners LP, 7.4%, 2031	219,000	187,766
Kinder Morgan Energy Partners LP, 7.75%, 2032	1,000,000	876,327
Spectra Energy Capital LLC, 8%, 2019	1,694,000	1,757,940

		$10,227,078

Network & Telecom – 0.7%
BellSouth Corp., 6.55%, 2034	$2,642,000	$2,678,985
Deutsche Telekom International Finance B.V., 5.75%, 2016	2,695,000	2,579,756
Telecom Italia Capital, 5.25%, 2013	2,176,000	1,659,200
Telefonica Europe B.V., 7.75%, 2010	1,176,000	1,194,066
TELUS Corp., 8%, 2011	3,887,000	3,865,964
Verizon New York, Inc., 6.875%, 2012	6,670,000	6,636,323

		$18,614,294

Issuer	Shares/Par	Value ($)

BONDS – continued
Oil Services – 0.1%
Weatherford International Ltd., 6.35%, 2017	$951,000	$811,618
Weatherford International Ltd., 6%, 2018	2,668,000	2,240,477

		$3,052,095

Oils – 0.2%
Valero Energy Corp., 6.875%, 2012	$4,222,000	$4,245,770

Other Banks & Diversified Financials – 0.4%
Citigroup, Inc., 5%, 2014	$2,679,000	$2,356,400
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	862,000	394,209
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	4,738,000	2,587,536
UFJ Finance Aruba AEC, 6.75%, 2013	2,807,000	2,743,556
Woori Bank, 6.125% to 2011, FRN to 2016 (n)	4,966,000	3,573,534

		$11,655,235

Pharmaceuticals – 0.2%
Allergan, Inc., 5.75%, 2016	$4,097,000	$3,919,690
GlaxoSmithKline Capital, Inc., 4.85%, 2013	1,198,000	1,201,662

		$5,121,352

Pollution Control – 0.1%
Waste Management, Inc., 7.375%, 2010	$1,697,000	$1,719,719

Railroad & Shipping – 0.1%
CSX Corp., 6.75%, 2011	$262,000	$260,969
CSX Corp., 7.9%, 2017	1,754,000	1,805,285

		$2,066,254

Real Estate – 0.4%
Boston Properties, Inc., REIT, 5%, 2015	$1,871,000	$1,178,178
HRPT Properties Trust, REIT, 6.25%, 2016	3,320,000	1,768,385
HRPT Properties Trust, REIT, 6.65%, 2018	1,620,000	824,972
Kimco Realty Corp., REIT, 6%, 2012	936,000	724,068
ProLogis, REIT, 5.75%, 2016	3,311,000	1,651,242
Simon Property Group, Inc., REIT, 5.1%, 2015	4,179,000	2,561,831
Simon Property Group, Inc., REIT, 5.875%, 2017	1,880,000	1,255,490
Vornado Realty Trust, REIT, 4.75%, 2010	1,708,000	1,536,833

		$11,500,999

Retailers – 0.3%
Limited Brands, Inc., 5.25%, 2014	$2,165,000	$1,248,926
Macy’s Retail Holdings, Inc., 5.35%, 2012	921,000	684,094
Wal-Mart Stores, Inc., 5.25%, 2035	5,106,000	5,083,850

		$7,016,870

Supermarkets – 0.0%
Kroger Co., 5%, 2013	$1,045,000	$1,006,009

Telecommunications – Wireless – 0.2%
Cingular Wireless LLC, 6.5%, 2011	$1,498,000	$1,503,985
Rogers Communications, Inc., 6.8%, 2018	3,340,000	3,374,840

		$4,878,825

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Tobacco – 0.3%
Altria Group, Inc., 9.7%, 2018	$3,670,000	$3,966,646
Philip Morris International, Inc., 4.875%, 2013	4,770,000	4,783,652

		$8,750,298

U.S. Government Agencies – 1.9%
Fannie Mae, 6.625%, 2009	$6,564,000	$6,832,363
Freddie Mac, 4.625%, 2012	13,500,000	14,601,627
Freddie Mac, 5.5%, 2017	16,600,000	19,576,662
Small Business Administration, 4.77%, 2024	806,923	813,368
Small Business Administration, 4.99%, 2024	1,327,858	1,352,014
Small Business Administration, 5.18%, 2024	1,342,043	1,378,397
Small Business Administration, 5.11%, 2025	5,542,195	5,665,391

		$50,219,822

U.S. Treasury Obligations – 10.0%
U.S. Treasury Bonds, 2.375%, 2010	$23,626,000	$24,343,096
U.S. Treasury Bonds, 2%, 2013	4,762,000	4,885,517
U.S. Treasury Bonds, 8%, 2021	2,560,000	3,881,600
U.S. Treasury Bonds, 6.25%, 2023	7,156,000	9,760,111
U.S. Treasury Bonds, 6%, 2026	11,019,000	15,378,392
U.S. Treasury Bonds, 6.75%, 2026	8,541,000	12,882,228
U.S. Treasury Bonds, 5.375%, 2031	6,033,000	8,289,716
U.S. Treasury Bonds, 4.5%, 2036	8,333,000	11,071,174
U.S. Treasury Bonds, 5%, 2037	8,055,000	11,670,938
U.S. Treasury Notes, 4.875%, 2009	70,966,000	72,945,303
U.S. Treasury Notes, 6.5%, 2010	9,219,000	9,833,363
U.S. Treasury Notes, 1.5%, 2010	10,930,000	11,093,097
U.S. Treasury Notes, 5.125%, 2011	10,534,000	11,659,000
U.S. Treasury Notes, 4.125%, 2012	14,484,000	16,018,406
U.S. Treasury Notes, 3.5%, 2013	8,400,000	9,200,621
U.S. Treasury Notes, 3.125%, 2013	15,871,000	17,124,555
U.S. Treasury Notes, 4.125%, 2015	6,910,000	7,924,906
U.S. Treasury Notes, 4.5%, 2015	1,737,000	2,059,974
U.S. Treasury Notes, 9.875%, 2015	2,793,000	4,161,352
U.S. Treasury Notes, 4.875%, 2016	6,300,000	7,528,009

		$271,711,358

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – 1.4%
Bruce Mansfield Unit, 6.85%, 2034	$4,989,000	$4,253,512
EDP Finance B.V., 6%, 2018 (n)	2,259,000	1,875,300
Enel Finance International S.A., 6.25%, 2017 (n)	3,126,000	2,639,773
Exelon Generation Co. LLC, 6.95%, 2011	6,028,000	5,851,374
Exelon Generation Co. LLC, 6.2%, 2017	10,390,000	8,935,525
FirstEnergy Corp., 6.45%, 2011	4,413,000	4,171,415
MidAmerican Energy Holdings Co., 5.875%, 2012	477,000	475,813
MidAmerican Funding LLC, 6.927%, 2029	387,000	353,627
Oncor Electric Delivery Co., 7%, 2022	3,162,000	2,954,598
PSEG Power LLC, 6.95%, 2012	3,745,000	3,695,079
PSEG Power LLC, 5.5%, 2015	1,583,000	1,414,680
System Energy Resources, Inc., 5.129%, 2014 (z)	981,018	931,555
Waterford 3 Funding Corp., 8.09%, 2017	207,719	205,733

		$37,757,984

Total Bonds (Identified Cost, $1,133,210,935)		$1,092,872,198

REPURCHASE AGREEMENTS – 0.7%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $18,547,010 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$18,547,000	$18,547,000

Total Investments (Identified Cost, $2,973,883,344)		$2,693,815,981

OTHER ASSETS, LESS LIABILITIES – 0.4%		11,983,358

Net Assets – 100.0%		$2,705,799,339

12

Portfolio of Investments – continued

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $34,992,073 representing 1.3% of net assets.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
American International Group, Inc., 8.25%, 2018	8/13/08	$1,570,000	$1,149,113
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.231%, 2040	3/01/06	3,009,000	1,865,580
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	2,280,828	1,893,287
System Energy Resources, Inc., 5.129%, 2014	4/16/04-11/22/04	983,023	931,555
Total Restricted Securities			$5,839,535
% of Net Assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

REIT	Real Estate Investment Trust

See Notes to Financial Statements

13

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $2,973,883,344)	$2,693,815,981
Cash	985
Foreign currency, at value (identified cost, $14)	15
Receivable for investments sold	3,431,672
Receivable for fund shares sold	874,431
Interest and dividends receivable	14,341,120
Other assets	48,018
Total assets		$2,712,512,222
Liabilities
Payable for investments purchased	$3,170,367
Payable for fund shares reacquired	3,135,399
Payable to affiliates
Management fee	109,318
Shareholder servicing costs	5,812
Distribution fees	10,834
Administrative services fee	96
Payable for independent trustees’ compensation	412
Accrued expenses and other liabilities	280,645
Total liabilities		$6,712,883
Net assets		$2,705,799,339
Net assets consist of
Paid-in capital	$3,368,885,319
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(280,081,537)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(480,764,052)
Undistributed net investment income	97,759,609
Net assets		$2,705,799,339
Shares of beneficial interest outstanding		176,105,266
Initial Class shares
Net assets	$1,901,306,671
Shares outstanding	123,313,939
Net asset value per share		$15.42
Service Class shares
Net assets	$804,492,668
Shares outstanding	52,791,327
Net asset value per share		$15.24

See Notes to Financial Statements

14

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Interest	$73,400,555
Dividends	50,339,876
Foreign taxes withheld	(547,443)
Total investment income		$123,192,988
Expenses
Management fee	$25,649,097
Distribution fees	2,428,698
Shareholder servicing costs	694,763
Administrative services fee	501,952
Independent trustees’ compensation	59,940
Custodian fee	306,736
Shareholder communications	428,392
Auditing fees	61,558
Legal fees	66,281
Miscellaneous	140,449
Total expenses		$30,337,866
Fees paid indirectly	(2,595)
Reduction of expenses by investment adviser	(441,722)
Net expenses		$29,893,549
Net investment income		$93,299,439
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(386,750,712)
Foreign currency transactions	(9,833)
Net realized gain (loss) on investments and foreign currency transactions		$(386,760,545)
Change in unrealized appreciation (depreciation)
Investments	$(542,442,805)
Translation of assets and liabilities in foreign currencies	(14,975)
Net unrealized gain (loss) on investments and foreign currency translation		$(542,457,780)
Net realized and unrealized gain (loss) on investments and foreign currency		$(929,218,325)
Change in net assets from operations		$(835,918,886)

See Notes to Financial Statements

15

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$93,299,439	$101,570,670
Net realized gain (loss) on investments and foreign currency transactions	(386,760,545)	171,067,220
Net unrealized gain (loss) on investments and foreign currency translation	(542,457,780)	(111,748,485)
Change in net assets from operations	$(835,918,886)	$160,889,405
Distributions declared to shareholders
From net investment income
Initial Class	$(78,067,283)	$(75,193,567)
Service Class	(28,003,206)	(26,404,691)
From net realized gain on investments
Initial Class	(154,626,727)	(71,893,992)
Service Class	(61,063,230)	(27,523,742)
Total distributions declared to shareholders	$(321,760,446)	$(201,015,992)
Change in net assets from fund share transactions	$(136,986,756)	$110,243,370
Total change in net assets	$(1,294,666,088)	$70,116,783
Net assets
At beginning of period	4,000,465,427	3,930,348,644
At end of period (including undistributed net investment income of $97,759,609 and $106,069,337, respectively)	$2,705,799,339	$4,000,465,427

See Notes to Financial Statements

16

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$21.68	$21.90	$20.69	$21.43	$19.58
Income (loss) from investment operations
Net investment income (d)	$0.52	$0.56	$0.56	$0.48	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	(4.97)	0.34	1.81	0.06	1.72
Total from investment operations	$(4.45)	$0.90	$2.37	$0.54	$2.18
Less distributions declared to shareholders
From net investment income	$(0.61)	$(0.57)	$(0.50)	$(0.43)	$(0.33)
From net realized gain on investments	(1.20)	(0.55)	(0.66)	(0.85)	—
Total distributions declared to shareholders	$(1.81)	$(1.12)	$(1.16)	$(1.28)	$(0.33)
Net asset value, end of period	$15.42	$21.68	$21.90	$20.69	$21.43
Total return (%) (k)(r)(s)	(22.13)	4.17	11.95	2.82	11.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.85	0.84	0.83
Expenses after expense reductions (f)	0.80	0.80	0.83	0.84	0.83
Net investment income	2.80	2.55	2.68	2.32	2.28
Portfolio turnover	55	60	51	46	57
Net assets at end of period (000 Omitted)	$1,901,307	$2,887,256	$2,859,830	$2,572,096	$2,406,156

See Notes to Financial Statements

17

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$21.44	$21.67	$20.50	$21.25	$19.44
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.50	$0.50	$0.42	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	(4.91)	0.34	1.78	0.07	1.70
Total from investment operations	$(4.45)	$0.84	$2.28	$0.49	$2.11
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.52)	$(0.45)	$(0.39)	$(0.30)
From net realized gain on investments	(1.20)	(0.55)	(0.66)	(0.85)	—
Total distributions declared to shareholders	$(1.75)	$(1.07)	$(1.11)	$(1.24)	$(0.30)
Net asset value, end of period	$15.24	$21.44	$21.67	$20.50	$21.25
Total return (%) (k)(r)(s)	(22.32)	3.94	11.62	2.60	11.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.08	1.10	1.09	1.08
Expenses after expense reductions (f)	1.05	1.05	1.09	1.09	1.08
Net investment income	2.55	2.30	2.44	2.08	2.04
Portfolio turnover	55	60	51	46	57
Net assets at end of period (000 Omitted)	$804,493	$1,113,209	$1,070,518	$865,499	$637,055

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund may invest a significant portion of its assets in mortgage-backed securities. The value of mortgage-backed securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser

19

Notes to Financial Statements – continued

determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$1,503,549,424	$1,190,266,557	$—	$2,693,815,981
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2008, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

20

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$138,923,824	$110,963,289
Long-term capital gain	182,836,622	90,052,703
	$321,760,446	$201,015,992

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$3,073,433,198
Gross appreciation	94,928,345
Gross depreciation	(474,545,562)
Net unrealized appreciation (depreciation)	$(379,617,217)
Undistributed ordinary income	97,759,609
Capital loss carryforwards	(379,401,852)
Other temporary differences	(1,826,520)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(379,401,852)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an

21

Notes to Financial Statements – continued

annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. This written agreement terminated on December 31, 2008. This management fee reduction amounted to $424,346, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Effective January 1, 2009, the advisory agreement has been amended such that the management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Next $2 billion of average daily net assets	0.65%
Average daily net assets in excess of $5 billion	0.50%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $693,570, which equated to 0.0203% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $1,193.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0147% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $30,752 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $17,376, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$343,606,117	$727,143,679
Investments (non-U.S. Government securities)	$1,516,570,622	$1,475,920,018

22

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,091,948	$58,660,474	10,391,529	$228,699,546
Service Class	8,635,741	154,448,179	10,155,064	220,552,720
	11,727,689	$213,108,653	20,546,593	$449,252,266
Shares issued to shareholders in reinvestment of distributions
Initial Class	12,176,558	$232,694,010	6,854,034	$147,087,559
Service Class	4,707,528	89,066,436	2,536,615	53,928,433
	16,884,086	$321,760,446	9,390,649	$201,015,992
Shares reacquired
Initial Class	(25,117,440)	$(448,667,859)	(14,696,139)	$(319,271,689)
Service Class	(12,462,491)	(223,187,996)	(10,173,426)	(220,753,199)
	(37,579,931)	$(671,855,855)	(24,869,565)	$(540,024,888)
Net change
Initial Class	(9,848,934)	$(157,313,375)	2,549,424	$56,515,416
Service Class	880,778	20,326,619	2,518,253	53,727,954
	(8,968,156)	$(136,986,756)	5,067,677	$110,243,370

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $17,243 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

24

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

25

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

26

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Michael Roberge Brooks Taylor

27

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Series’ total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Series. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the Series’ performance, including changes to the Series’ portfolio management team in 2006 and

28

Board Review of Investment Advisory Agreement – continued

2007. In addition, the Trustees requested that they receive a separate update on the Series’ performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Series.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $3.0 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee waiver), the Series’ effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is currently subject to the breakpoint described above and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect such breakpoint and to further reduce a portion of its advisory fee on average daily net assets over $5.0 billion, effective January 1, 2009. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

29

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $182,836,622 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 27.80% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

30

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

MFS® INVESTMENT MANAGEMENT

MFS® Research Bond Series

MFS® Variable Insurance Trust
Annual report

12/31/08
VFB-ANN

MFS® RESEARCH BOND SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	33.4%
U.S. Treasury Securities	28.6%
Mortgage-Backed Securities	18.9%
Commercial Mortgage-Backed Securities	5.7%
Municipal Bonds	3.7%
U.S. Government Agencies	1.6%
High Yield Corporates	1.3%
Emerging Markets Bonds	0.5%
Asset-Backed Securities	0.4%
Floating Rate Loans	0.1%
Collateralized Debt Obligations	0.1%
Non-U.S. Government Bonds (o)	0.0%

Credit quality of bonds (r)
AAA	58.4%
AA	5.9%
A	8.4%
BBB	25.7%
BB	1.3%
B	0.2%
CCC	0.1%
C (o)	0.0%

Portfolio facts
Average Duration (d)(i)	4.3
Average Life (i)(m)	6.2 yrs.
Average Maturity (i)(m)	12.3 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	AA-
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

(o)	Less than 0.1%.

(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/08.

Percentages are based on net assets as of 12/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Research Bond Series (the “fund”) provided a total return of –2.37%, while Service Class shares of the fund provided a total return of –2.64%. These compare with a return of 5.24% for the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Relative to the Barclays Capital U.S. Aggregate Bond Index, the fund’s greater exposure to the financial and banking sectors held back performance as holdings within these sectors suffered amid the global credit crisis.

Credit quality, particularly holdings of “BBB” rated (s) and below investment grade securities, also dampened relative results as credit spreads between higher quality and lower quality bonds widened over the reporting period.

A shorter duration (d) stance was another negative factor in the fund’s relative performance.

Contributors to Performance

During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, was a key contributor to performance.

The fund’s underweighted exposure to mortgage-backed securities, which underperformed the benchmark, also contributed to relative results.

Respectfully,

Robert Persons	Michael Roberge	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/24/95	(2.37)%	2.65%	4.72%
Service Class	5/01/00	(2.64)%	2.38%	4.52%

Comparative Benchmark

Barclays Capital U.S. Aggregate Bond Index (f)	5.24%	4.65%	5.63%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.67%	$1,000.00	$970.02	$3.32
	Hypothetical (h)	0.67%	$1,000.00	$1,021.77	$3.40
Service Class	Actual	0.92%	$1,000.00	$968.92	$4.55
	Hypothetical (h)	0.92%	$1,000.00	$1,020.51	$4.67

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 97.7%
Asset Backed & Securitized – 6.2%
ARCap REIT, Inc., CDO, 6.1%, 2045 (z)	$325,000	$29,250
Asset Securitization Corp., FRN, 8.335%, 2029	121,466	129,571
Banc of America Commercial Mortgage, Inc., 5.356%, 2045	620,000	473,782
Banc of America Commercial Mortgage, Inc., FRN, 5.658%, 2017	1,000,000	731,373
Bayview Commercial Asset Trust, FRN, 1.6%, 2035 (i)(z)	756,062	45,364
Bayview Commercial Asset Trust, FRN, 1.68%, 2013 (i)(z)	442,806	11,070
Bayview Commercial Asset Trust, FRN, 1.68%, 2036 (i)(z)	717,862	47,235
Bayview Commercial Asset Trust, FRN, 1.797%, 2036 (i)(z)	551,632	33,098
Bayview Commercial Asset Trust, FRN, 2.39%, 2036 (i)(z)	1,434,770	111,912
Bayview Commercial Asset Trust, FRN, 2.331%, 2036 (i)(z)	715,455	68,827
Bayview Commercial Asset Trust, FRN, 1.21%, 2037 (i)(z)	1,556,148	93,369
Bayview Financial Acquisition Trust, FRN, 5.402%, 2035	42,074	35,868
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	67,000	52,147
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.231%, 2040 (z)	250,000	155,000
Capital Trust Realty CDO Ltd., 5.16%, 2035 (z)	140,000	77,000
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	1,200,000	837,716
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.225%, 2044	120,000	96,957
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.225%, 2044	500,000	296,905
Commercial Mortgage Acceptance Corp., FRN, 1.527%, 2030 (i)	245,024	9,924
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	2,496	2,414
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	467,077	221,500
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	56,213	50,779
CWCapital Cobalt Ltd., “C1”, 5.223%, 2048	600,000	457,791
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	100,000	86,002
E*TRADE RV & Marine Trust, 3.62%, 2018	36,876	34,572
Falcon Franchise Loan LLC, FRN, 3.727%, 2025 (i)(z)	292,723	21,720
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	45,355	43,921
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033 (z)	60,000	44,966

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset Backed & Securitized – continued
GMAC Commercial Mortgage Securities, Inc., FRN, 7.662%, 2034 (n)	$110,000	$68,954
Greenwich Capital Commercial Funding Corp., 4.305%, 2042	183,277	173,428
Greenwich Capital Commercial Funding Corp., FRN, 5.224%, 2037	109,489	89,978
GS Mortgage Securities Corp., “GG8”, 5.56%, 2039	915,000	725,773
JPMorgan Chase Commercial Mortgage Securities Corp., 6.188%, 2014	1,700,000	1,212,935
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	740,000	523,156
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	725,000	559,758
JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, 2047	725,000	543,878
JPMorgan Chase Commercial Mortgage Securities Corp., 5.429%, 2043	620,000	470,589
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.746%, 2049	540,000	396,746
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.343%, 2042 (n)	130,000	28,684
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.855%, 2043	200,000	99,960
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	370,000	298,651
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.936%, 2042	770,411	606,985
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.818%, 2049	1,000,000	626,172
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.813%, 2030 (i)	254,424	7,633
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050	450,000	81,261
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.749%, 2050	540,000	383,363
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.172%, 2049	620,000	466,307
Morgan Stanley Capital I, Inc., 5.72%, 2032	51,387	50,703
Morgan Stanley Capital I, Inc., FRN, 0.814%, 2030 (i)(n)	400,264	6,728
Mortgage Capital Funding, Inc., FRN, 2.158%, 2031 (i)	27,572	1
New Century Home Equity Loan Trust, FRN, 4.532%, 2035	326,511	309,685
Nomura Asset Acceptance Corp., FRN, 4.423%, 2034	1,442	1,431
Preferred Term Securities XIX Ltd., CDO, FRN, 2.346%, 2035 (z)	98,714	46,149
Prudential Securities Secured Financing Corp., FRN, 7.245%, 2013 (z)	125,000	49,841
Residential Funding Mortgage Securities, Inc., 5.32%, 2035	174,000	58,807

6

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset Backed & Securitized – continued
Structured Asset Securities Corp., FRN, 0.711%, 2035	$26,059	$20,345
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	150,000	120,476

		$12,328,410

Automotive – 0.1%
Ford Motor Credit Co., 7.375%, 2009	$155,000	$136,124
Johnson Controls, Inc., 5.5%, 2016	206,000	159,637

		$295,761

Broadcasting – 0.7%
Allbritton Communications Co., 7.75%, 2012	$220,000	$108,075
British Sky Broadcasting, 6.1%, 2018 (z)	570,000	468,026
CBS Corp., 6.625%, 2011	681,000	603,490
News America, Inc., 8.5%, 2025	152,000	149,588

		$1,329,179

Brokerage & Asset Managers – 0.8%
INVESCO PLC, 5.625%, 2012	$230,000	$210,444
INVESCO PLC, 4.5%, 2009	262,000	246,320
Lehman Brothers Holdings, Inc., 6.5%, 2017 (d)	280,000	28
Merrill Lynch & Co., Inc., 6.15%, 2013	670,000	663,896
Merrill Lynch & Co., Inc., 6.05%, 2016	569,000	532,284

		$1,652,972

Building – 0.2%
CRH PLC, 8.125%, 2018	$670,000	$483,739

Business Services – 0.3%
Xerox Corp., 5.65%, 2013	$680,000	$533,718

Cable TV – 1.1%
Comcast Corp., 6.4%, 2038	$929,000	$926,829
Cox Communications, Inc., 6.25%, 2018 (n)	107,000	94,972
TCI Communications, Inc., 9.8%, 2012	72,000	75,903
Time Warner Cable, Inc., 5.4%, 2012	819,000	764,739
Time Warner Entertainment Co. LP, 8.375%, 2033	290,000	292,647

		$2,155,090

Chemicals – 0.2%
PPG Industries, Inc., 5.75%, 2013	$504,000	$498,424

Consumer Goods & Services – 0.9%
Clorox Co., 5%, 2013	$420,000	$413,795
Fortune Brands, Inc., 5.125%, 2011	350,000	336,177
Western Union Co., 5.4%, 2011	1,147,000	1,102,472

		$1,852,444

Defense Electronics – 0.3%
BAE Systems Holdings, Inc., 6.4%, 2011 (n)	$354,000	$360,993
BAE Systems Holdings, Inc., 4.75%, 2010 (n)	168,000	167,011

		$528,004

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – 0.2%
Tyco Electronics Group S.A., 6.55%, 2017	$420,000	$352,969
Tyco Electronics Group S.A., 7.125%, 2037	100,000	75,657

		$428,626

Energy – Independent – 0.8%
Nexen, Inc., 6.4%, 2037	$970,000	$759,008
Ocean Energy, Inc., 7.25%, 2011	131,000	134,496
XTO Energy, Inc., 5.65%, 2016	520,000	477,083
XTO Energy, Inc., 6.25%, 2013	190,000	185,333

		$1,555,920

Energy – Integrated – 0.2%
Petro-Canada, 6.05%, 2018	$494,000	$407,140

Entertainment – 0.1%
Time Warner, Inc., 5.5%, 2011	$133,000	$124,969

Financial Institutions – 1.0%
American Express Centurion Bank, 5.55%, 2012	$670,000	$636,463
Capital One Financial Corp., 6.15%, 2016	610,000	429,255
HSBC Finance Corp., 6.75%, 2011	46,000	45,801
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	1,000,000	320,511
ORIX Corp., 5.48%, 2011	780,000	585,996

		$2,018,026

Food & Beverages – 1.8%
Diageo Capital PLC, 5.5%, 2016	$760,000	$728,470
Dr. Pepper Snapple Group, Inc., 6.82%, 2018 (n)	803,000	792,041
Kraft Foods, Inc., 6.125%, 2018	1,070,000	1,054,885
Miller Brewing Co., 5.5%, 2013 (n)	810,000	755,232
Tyson Foods, Inc., 7.35%, 2016	250,000	185,000

		$3,515,628

Food & Drug Stores – 0.6%
CVS Caremark Corp., 5.75%, 2017	$651,000	$612,896
CVS Caremark Corp., 6.125%, 2016	620,000	600,676

		$1,213,572

Forest & Paper Products – 0.4%
International Paper Co., 7.95%, 2018	$720,000	$569,059
Stora Enso Oyj, 7.25%, 2036 (n)	563,000	296,686

		$865,745

Gaming & Lodging – 0.1%
Wyndham Worldwide Corp., 6%, 2016	$605,000	$243,868

Industrial – 0.1%
Steelcase, Inc., 6.5%, 2011	$272,000	$256,149

Insurance – 0.8%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$518,000	$221,855
Metropolitan Life Global Funding, 5.125%, 2013 (n)	420,000	391,339
Prudential Financial, Inc., 5.1%, 2014	488,000	408,174

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – continued
Prudential Financial, Inc., 6%, 2017	$175,000	$140,385
UnumProvident Corp., 6.85%, 2015 (n)	543,000	444,026

		$1,605,779

Insurance – Health – 0.3%
Humana, Inc., 7.2%, 2018	$450,000	$361,885
UnitedHealth Group, Inc., 6.875%, 2038	190,000	166,366

		$528,251

Insurance – Property & Casualty – 1.1%
AXIS Capital Holdings Ltd., 5.75%, 2014	$1,405,000	$1,077,975
Chubb Corp., 5.75%, 2018	119,000	114,260
Fund American Cos., Inc., 5.875%, 2013	804,000	585,142
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	1,000,000	410,000

		$2,187,377

Major Banks – 4.6%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$240,000	$96,157
Bank of America Corp., 5.65%, 2018	1,840,000	1,850,919
Bear Stearns Cos., Inc., 5.85%, 2010	204,000	206,076
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	400,000	254,286
Credit Suisse (USA), Inc., 5.125%, 2015	800,000	726,602
Credit Suisse New York, 6%, 2018	660,000	606,095
Goldman Sachs Group, Inc., 5.625%, 2017	371,000	318,718
JPMorgan Chase Bank, 6%, 2017	1,000,000	1,008,679
JPMorgan Chase Bank N.A., 5.875%, 2016	250,000	249,411
Morgan Stanley, 5.75%, 2016	444,000	373,081
Morgan Stanley, 6.625%, 2018	560,000	491,282
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	758,000	528,116
Natixis S.A., 10% to 2018, FRN to 2049 (n)	600,000	319,570
PNC Funding Corp., 5.625%, 2017	740,000	718,738
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	390,000	182,339
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	545,000	208,507
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	1,000,000	833,815
Wachovia Corp., 6.605%, 2025	164,000	148,953

		$9,121,344

Medical & Health Technology & Services – 0.6%
Fisher Scientific International, Inc., 6.125%, 2015	$485,000	$427,406
Hospira, Inc., 5.55%, 2012	170,000	161,070
Hospira, Inc., 6.05%, 2017	210,000	170,566
McKesson Corp., 5.7%, 2017	510,000	461,338

		$1,220,380

Metals & Mining – 0.8%
International Steel Group, Inc., 6.5%, 2014	$496,000	$352,669
Peabody Energy Corp., 5.875%, 2016	670,000	569,500
Rio Tinto Finance USA Ltd., 5.875%, 2013	880,000	700,931

		$1,623,100

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage Backed – 18.8%
Fannie Mae, 4.55%, 2011	$116,531	$117,777
Fannie Mae, 4.79%, 2012	117,568	120,014
Fannie Mae, 4.86%, 2012	113,781	120,101
Fannie Mae, 5.12%, 2012	57,073	58,652
Fannie Mae, 3.81%, 2013	19,353	19,003
Fannie Mae, 4.845%, 2013	50,302	51,265
Fannie Mae, 4.589%, 2014	138,113	139,355
Fannie Mae, 4.6%, 2014-2015	107,708	108,342
Fannie Mae, 4.609%, 2014	69,889	70,592
Fannie Mae, 4.77%, 2014	59,624	60,520
Fannie Mae, 4.88%, 2014-2020	220,581	224,900
Fannie Mae, 4.53%, 2015	104,633	104,698
Fannie Mae, 4.56%, 2015	54,629	54,820
Fannie Mae, 4.665%, 2015	37,391	37,708
Fannie Mae, 4.69%, 2015	162,459	164,071
Fannie Mae, 4.7%, 2015	271,437	274,000
Fannie Mae, 4.74%, 2015	48,769	49,346
Fannie Mae, 4.78%, 2015	104,602	105,936
Fannie Mae, 4.815%, 2015	53,000	53,791
Fannie Mae, 4.82%, 2015	54,411	55,197
Fannie Mae, 4.85%, 2015	173,263	176,271
Fannie Mae, 4.87%, 2015	33,808	34,404
Fannie Mae, 4.89%, 2015	95,513	97,246
Fannie Mae, 4.921%, 2015	114,584	117,107
Fannie Mae, 4.94%, 2015	120,000	120,827
Fannie Mae, 5.09%, 2016	120,387	123,661
Fannie Mae, 5.395%, 2016	134,465	140,234
Fannie Mae, 5.423%, 2016	149,573	156,703
Fannie Mae, 4.995%, 2017	164,405	167,575
Fannie Mae, 5.28%, 2017	140,000	145,078
Fannie Mae, 5.32%, 2017	149,772	155,642
Fannie Mae, 5.5%, 2017-2038	10,446,680	10,725,200
Fannie Mae, 5.54%, 2017	108,000	113,547
Fannie Mae, 5%, 2020-2027	1,677,679	1,697,492
Fannie Mae, 5.19%, 2020	205,601	208,332
Fannie Mae, 5.35%, 2023	195,896	200,832
Fannie Mae, 6%, 2029-2037	2,867,156	2,952,358
Fannie Mae, 6.5%, 2032-2033	56,638	59,098
Freddie Mac, 5%, 2018-2028	2,139,335	2,175,494
Freddie Mac, 5.5%, 2019-2037	6,024,964	6,170,428
Freddie Mac, 4%, 2023-2024	134,872	135,185
Freddie Mac, 6%, 2034-2038	1,917,867	1,977,870
Ginnie Mae, 6%, 2036-2038	4,460,506	4,610,821
Ginnie Mae, 5.5%, 2038	3,000,624	3,091,531

		$37,543,024

Municipals – 3.7%
Harris County, TX, “C”, FSA, 5.25%, 2028	$560,000	$571,698
Harris County, TX, “C”, FSA, 5.25%, 2032	610,000	609,963
Harris County, TX, “C”, FSA, 5.25%, 2031	610,000	613,184
Massachusetts Health & Educational Authority Rev. (Mass Institute Technology), “K”, 5.5%, 2032	635,000	675,850
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2035	770,000	754,207

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Municipals – continued
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2030	$460,000	$458,252
Metropolitan Atlanta, GA, Rapid Transit Tax Authority Rev., “A”, FGIC, 5.25%, 2032	780,000	783,136
New York, Dormitory Authority Rev. (New York University), BHAC, 5.5%, 2031	500,000	508,425
State of Massachusetts, “A”, AMBAC, 5.5%, 2030	1,145,000	1,205,216
Utah Transit Authority Sales Tax Rev., “A”, BHAC, 5%, 2035	1,165,000	1,131,681

		$7,311,612

Natural Gas – Pipeline – 2.4%
CenterPoint Energy, Inc., 7.875%, 2013	$748,000	$692,868
Enterprise Products Operating LP, 5.65%, 2013	227,000	205,846
Enterprise Products Partners LP, 6.3%, 2017	900,000	761,731
Enterprise Products Partners LP, 4.95%, 2010	800,000	766,232
Kinder Morgan Energy Partners LP, 5.8%, 2035	930,000	647,463
Kinder Morgan Energy Partners LP, 6%, 2017	643,000	558,237
Kinder Morgan Energy Partners LP, 7.4%, 2031	103,000	88,310
Spectra Energy Capital LLC, 8%, 2019	613,000	636,138
Williams Cos., Inc., 8.75%, 2032	573,000	426,885

		$4,783,710

Network & Telecom – 3.0%
British Telecommunications PLC, 5.15%, 2013	$683,000	$650,625
CenturyTel, Inc., 8.375%, 2010	238,000	221,340
Deutsche Telekom International Finance B.V., 5.75%, 2016	461,000	441,287
Deutsche Telekom International Finance B.V., 5.25%, 2013	800,000	773,429
Telecom Italia S.p.A., 6.375%, 2033	800,000	560,000
Telefonica Emisiones S.A.U., 7.045%, 2036	713,000	778,262
TELUS Corp., 8%, 2011	1,175,000	1,168,641
Verizon New York, Inc., 6.875%, 2012	1,317,000	1,310,350

		$5,903,934

Oil Services – 0.7%
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)	$517,000	$403,260
Weatherford International Ltd., 5.15%, 2013	530,000	466,703
Weatherford International Ltd., 6.35%, 2017	640,000	546,199

		$1,416,162

Issuer	Shares/Par	Value ($)

BONDS – continued
Oils – 0.1%
Premcor Refining Group, Inc., 7.5%, 2015	$190,000	$171,079

Other Banks & Diversified Financials – 0.4%
Alfa Diversified Payment Rights Finance Co. S.A., FRN, 3.896%, 2011 (n)	$168,000	$109,200
Banco Mercantil del Norte S.A., 5.875% to 2009, FRN to 2014 (n)	149,000	123,670
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	486,000	275,502
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	549,000	299,822

		$808,194

Printing & Publishing – 0.1%
Pearson PLC, 5.5%, 2013 (n)	$200,000	$182,669

Railroad & Shipping – 0.8%
Canadian Pacific Railway Co., 6.5%, 2018	$1,090,000	$961,317
CSX Corp., 6%, 2036	510,000	403,938
CSX Corp., 6.3%, 2012	155,000	150,075

		$1,515,330

Real Estate – 1.4%
Boston Properties, Inc., REIT, 5%, 2015	$137,000	$86,270
ERP Operating LP, REIT, 5.75%, 2017	1,020,000	704,055
HRPT Properties Trust, REIT, 6.25%, 2016	689,000	366,993
Kimco Realty Corp., REIT, 5.783%, 2016	294,000	186,548
Liberty Property LP, REIT, 5.5%, 2016	730,000	434,441
ProLogis, REIT, 5.625%, 2016	150,000	71,946
ProLogis, REIT, 5.75%, 2016	435,000	216,941
Simon Property Group, Inc., REIT, 5.875%, 2017	230,000	153,597
Simon Property Group, Inc., REIT, 6.1%, 2016	769,000	491,405
Simon Property Group, Inc., REIT, 6.35%, 2012	88,000	68,505
Simon Property Group, Inc., REIT, 5.75%, 2015	18,000	11,757

		$2,792,458

Restaurants – 0.1%
YUM! Brands, Inc., 8.875%, 2011	$205,000	$207,642

Retailers – 1.6%
Home Depot, Inc., 5.875%, 2036	$444,000	$348,141
J.C. Penney Corp., Inc., 8%, 2010	34,000	33,005
Macy’s Retail Holdings, Inc., 5.35%, 2012	430,000	319,392
Macy’s, Inc., 6.625%, 2011	223,000	179,974
Wal-Mart Stores, Inc., 6.2%, 2038	1,138,000	1,302,390
Wesfarmers Ltd., 6.998%, 2013 (n)	1,000,000	1,026,460

		$3,209,362

Specialty Stores – 0.3%
Best Buy, Inc., 6.75%, 2013 (z)	$660,000	$616,156

Supermarkets – 0.6%
Delhaize America, Inc., 9%, 2031	$520,000	$525,887
Kroger Co., 6.4%, 2017	651,000	656,509

		$1,182,396

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Supranational – 0.0%
Corporacion Andina de Fomento, 6.875%, 2012	$61,000	$59,013

Telecommunications – Wireless – 1.0%
Rogers Cable, Inc., 5.5%, 2014	$734,000	$677,155
Rogers Communications, Inc., 6.8%, 2018	660,000	666,884
Vodafone Group PLC, 5.375%, 2015	500,000	470,948
Vodafone Group PLC, 5.625%, 2017	232,000	218,602

		$2,033,589

Telephone Services – 0.2%
Embarq Corp., 7.082%, 2016	$560,000	$431,200

Tobacco – 2.1%
Altria Group, Inc., 9.7%, 2018	$1,020,000	$1,102,447
Philip Morris International, Inc., 4.875%, 2013	1,130,000	1,133,234
Reynolds American, Inc., 6.75%, 2017	1,400,000	1,111,300
Reynolds American, Inc., 7.25%, 2012	800,000	742,336

		$4,089,317

U.S. Government Agencies – 1.6%
Federal Home Loan Bank, 3.625%, 2013	$2,000,000	$2,096,412
Small Business Administration, 4.34%, 2024	154,526	152,613
Small Business Administration, 4.93%, 2024	113,834	115,806
Small Business Administration, 4.99%, 2024	119,563	121,739
Small Business Administration, 4.625%, 2025	252,494	252,580
Small Business Administration, 4.86%, 2025	255,976	259,135
Small Business Administration, 5.11%, 2025	202,259	206,780

		$3,205,065

U.S. Treasury Obligations – 30.0%
U.S. Treasury Bonds, 2.375%, 2010	$17,507,000	$18,038,372
U.S. Treasury Bonds, 6.75%, 2026	19,000	28,657
U.S. Treasury Bonds, 6%, 2026	373,000	520,568
U.S. Treasury Bonds, 5.375%, 2031	46,000	63,207
U.S. Treasury Bonds, 4.5%, 2036	110,000	146,145
U.S. Treasury Bonds, 6.25%, 2023	177,000	241,411
U.S. Treasury Bonds, 5%, 2037	2,774,000	4,019,265
U.S. Treasury Notes, 4.5%, 2010	4,365,000	4,609,340
U.S. Treasury Notes, 4.625%, 2009	1,356,000	1,389,741
U.S. Treasury Notes, 3.125%, 2013	5,805,000	6,263,502
U.S. Treasury Notes, 3.75%, 2018	7,650,000	8,660,029
U.S. Treasury Notes, 4.5%, 2009	226,000	228,401
U.S. Treasury Notes, 4.875%, 2009 (f)	4,739,000	4,871,175
U.S. Treasury Notes, 5.125%, 2011	4,683,000	5,183,130
U.S. Treasury Notes, 6.5%, 2010	2,614,000	2,788,200
U.S. Treasury Notes, 4%, 2010	2,453,000	2,571,720
U.S. Treasury Notes, 5.125%, 2016	167,000	202,213

		$59,825,076

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – 4.5%
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	$511,000	$503,335
Bruce Mansfield Unit, 6.85%, 2034	590,000	503,021
CenterPoint Energy, Inc., 5.95%, 2017	540,000	442,849
Dominion Resources, Inc., 6.4%, 2018	460,000	450,433
Duke Energy Corp., 5.65%, 2013	1,090,000	1,069,172
E.ON International Finance B.V., 6.65%, 2038 (n)	303,000	281,439
EDP Finance B.V., 6%, 2018 (n)	1,100,000	913,161
Exelon Generation Co. LLC, 6.95%, 2011	1,267,000	1,229,876
FirstEnergy Corp., 6.45%, 2011	1,610,000	1,521,862
ISA Capital do Brasil S.A., 7.875%, 2012	259,000	244,755
NiSource Finance Corp., 7.875%, 2010	1,030,000	942,543
NorthWestern Corp., 5.875%, 2014	5,000	4,611
NRG Energy, Inc., 7.25%, 2014	290,000	271,150
Oncor Electric Delivery Co. LLC, 6.8%, 2018 (n)	514,000	492,923
Waterford 3 Funding Corp., 8.09%, 2017	88,060	87,218

		$8,958,348

Total Bonds (Identified Cost, $206,585,335)		$194,818,951

FLOATING RATE LOANS (g)(r) – 0.1%
Medical & Health Technology & Services – 0.1%
HCA, Inc., Term Loan B, 3.7%, 2013 (Identified Cost, $282,516)	280,559	$219,362

REPURCHASE AGREEMENTS – 0.9%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $1,851,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$1,851,000	$1,851,000

Total Investments (Identified Cost, $208,718,851)		$196,889,313

OTHER ASSETS, LESS LIABILITIES – 1.3%		2,612,609

Net Assets – 100.0%		$199,501,922

10

Portfolio of Investments – continued

(d)	Non-income producing security – in default.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $10,291,234 representing 5.2% of net assets.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ARCap REIT, Inc., CDO, 6.1%, 2045	12/07/06	$332,516	$29,250
Bayview Commercial Asset Trust, FRN, 1.68%, 2013	3/29/06	44,933	11,070
Bayview Commercial Asset Trust, FRN, 1.6%, 2035	10/06/05	58,241	45,364
Bayview Commercial Asset Trust, FRN, 1.68%, 2036	2/28/06	61,857	47,235
Bayview Commercial Asset Trust, FRN, 1.797%, 2036	5/16/06	46,664	33,098
Bayview Commercial Asset Trust, FRN, 2.39%, 2036	9/11/06	196,276	111,912
Bayview Commercial Asset Trust, FRN, 2.331%, 2036	10/25/06	97,791	68,827
Bayview Commercial Asset Trust, FRN, 1.21%, 2037	1/26/07	200,002	93,369
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.231%, 2040	3/01/06	250,000	155,000
Best Buy, Inc., 6.75%, 2013	6/19/08	658,838	616,156
British Sky Broadcasting, 6.1%, 2018	2/07/08-2/14/08	569,118	468,026
Capital Trust Realty CDO Ltd., 5.16%, 2035	4/07/06	134,777	77,000
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	98,473	86,002
Falcon Franchise Loan LLC, FRN, 3.727%, 2025	1/29/03	35,023	21,720
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033	3/20/02	56,441	44,966
Preferred Term Securities XIX Ltd., CDO, FRN, 2.346%, 2035	9/08/05	98,714	46,149
Prudential Securities Secured Financing Corp., FRN, 7.245%, 2013	12/06/04	138,774	49,841
Total Restricted Securities			$2,004,985
% of Net Assets			1%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

REIT	Real Estate Investment Trust

Insurers
AMBAC	AMBAC Indemnity Corp.
BHAC	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance Inc.

Derivative Contracts at 12/31/08

Futures Contracts Outstanding at 12/31/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 yr (Short)	4	$503,000	Mar-09	$(33,389)
U.S. Treasury Bond 30 yr (Short)	20	2,760,938	Mar-09	(272,883)

				$(306,272)

11

Portfolio of Investments – continued

Swap Agreements at 12/31/08

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay		Unrealized Appreciation (Depreciation)
Credit Default Swaps
12/20/12	USD	230,000	Merrill Lynch International	(1)	1.35% (fixed rate	)	$42,465
12/20/12	USD	310,000	Goldman Sachs International	(2)	1.55% (fixed rate	)	37,462
12/20/12	USD	460,000	Goldman Sachs International	(3)	1.43% (fixed rate	)	90,565
12/20/12	USD	310,000	Goldman Sachs International	(4)	1.3% (fixed rate	)	55,500
3/20/13	USD	750,000	Goldman Sachs International	(4)	2.129% (fixed rate	)	119,808
6/20/13	USD	440,000	JPMorgan Chase Bank	(5)	3.1% (fixed rate	)	(3,667)
6/20/13	USD	430,000	Morgan Stanley Capital Services, Inc.	(6)	1.48% (fixed rate	)	11,745
6/20/13	USD	440,000	Morgan Stanley Capital Services, Inc.	(7)	1.07% (fixed rate	)	18,163
12/20/13	USD	490,000	JPMorgan Chase Bank	(7)	0.78% (fixed rate	)	28,944
9/20/13	USD	470,000	Merrill Lynch International	(8)	0.77% (fixed rate	)	13,858
9/20/13	USD	470,000	Morgan Stanley Capital Services, Inc.	(9)	0.99% (fixed rate	)	12,402
12/20/13	USD	510,000	Goldman Sachs International	(9)	1.5% (fixed rate	)	1,814
12/20/13	USD	540,000	Goldman Sachs International	(10)	2.15% (fixed rate	)	(22,309)
12/20/13	USD	260,000	Merrill Lynch International	(11)	1.43% (fixed rate	)	14,155

							$420,905

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Boston Properties, Inc., 6.25%, 1/15/13.

(2)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Equity Residential, 5.75%, 6/15/17.

(3)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Kimco Realty Corp., 5.98%, 7/30/12.

(4)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Simon Properties Group, Inc., 6.35%, 8/28/12.

(5)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Capital One Financial, Inc., 6.25%, 11/15/13.

(6)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Weyerhaeuser Co., 7.125%, 7/15/23.

(7)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Arrow Electronics, Inc., 6.875%, 6/01/18.

(8)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Autozone, Inc., 5.875%, 10/15/12.

(9)	Fund, as protection buyer, to receive notional amount upon a defined credit event by British Telecom PLC, 5.75%, 12/07/28.

(10)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Aetna, Inc., 6.625%, 6/15/36.

(11)	Fund, as protection buyer, to receive notional amount upon a defined credit event by CIGNA Corp., 7.875%, 5/15/27.

At December 31, 2008 the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $208,718,851)	$196,889,313
Cash	11,591
Receivable for daily variation margin on open futures contracts	73,687
Receivable for investments sold	39,327
Receivable for fund shares sold	212,222
Interest receivable	2,136,409
Swaps, at value	446,881
Other assets	4,597
Total assets		$199,814,027
Liabilities
Payable for fund shares reacquired	$186,569
Swaps, at value	25,976
Payable to affiliates
Management fee	5,449
Shareholder servicing costs	438
Distribution fees	199
Administrative services fee	96
Payable for independent trustees’ compensation	66
Accrued expenses and other liabilities	93,312
Total liabilities		$312,105
Net assets		$199,501,922
Net assets consist of
Paid-in capital	$206,692,362
Unrealized appreciation (depreciation) on investments	(11,714,905)
Accumulated net realized gain (loss) on investments	(5,588,048)
Undistributed net investment income	10,112,513
Net assets		$199,501,922
Shares of beneficial interest outstanding		18,149,210
Initial Class shares
Net assets	$184,983,563
Shares outstanding	16,819,054
Net asset value per share		$11.00
Service Class shares
Net assets	$14,518,359
Shares outstanding	1,330,156
Net asset value per share		$10.91

See Notes to Financial Statements

13

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Interest income		$10,440,395
Expenses
Management fee	$1,188,741
Distribution fees	41,732
Shareholder servicing costs	41,506
Administrative services fee	39,559
Independent trustees’ compensation	5,982
Custodian fee	65,253
Shareholder communications	44,248
Auditing fees	61,786
Legal fees	4,713
Miscellaneous	16,949
Total expenses		$1,510,469
Fees paid indirectly	(3,596)
Reduction of expenses by investment adviser	(199,468)
Net expenses		$1,307,405
Net investment income		$9,132,990
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(2,939,524)
Futures contracts	(266,586)
Swap transactions	168,886
Net realized gain (loss) on investments		$(3,037,224)
Change in unrealized appreciation (depreciation)
Investments	$(11,573,663)
Futures contracts	(317,719)
Swap transactions	447,475
Net unrealized gain (loss) on investments		$(11,443,907)
Net realized and unrealized gain (loss) on investments		$(14,481,131)
Change in net assets from operations		$(5,348,141)

See Notes to Financial Statements

14

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$9,132,990	$5,492,499
Net realized gain (loss) on investments	(3,037,224)	(7,888)
Net unrealized gain (loss) on investments	(11,443,907)	(435,761)
Change in net assets from operations	$(5,348,141)	$5,048,850
Distributions declared to shareholders
From net investment income
Initial Class	$(5,325,182)	$(2,658,129)
Service Class	(454,581)	(550,439)
Total distributions declared to shareholders	$(5,779,763)	$(3,208,568)
Change in net assets from fund share transactions	$53,007,720	$72,085,308
Total change in net assets	$41,879,816	$73,925,590
Net assets
At beginning of period	157,622,106	83,696,516
At end of period (including undistributed net investment income of $10,112,513 and $5,805,293, respectively)	$199,501,922	$157,622,106

See Notes to Financial Statements

15

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.60	$11.51	$11.61	$12.16	$12.19
Income (loss) from investment operations
Net investment income (d)	$0.52	$0.55	$0.53	$0.51	$0.59
Net realized and unrealized gain (loss) on investments	(0.78)	(0.08)	(0.08)	(0.34)	0.11
Total from investment operations	$(0.26)	$0.47	$0.45	$0.17	$0.70
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.38)	$(0.49)	$(0.62)	$(0.73)
From net realized gain on investments	—	—	(0.06)	(0.10)	—
Total distributions declared to shareholders	$(0.34)	$(0.38)	$(0.55)	$(0.72)	$(0.73)
Net asset value, end of period	$11.00	$11.60	$11.51	$11.61	$12.16
Total return (%) (k)(r)(s)	(2.37)	4.21	4.05	1.51	6.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.77	0.94	1.12	0.99
Expenses after expense reductions (f)	0.64	0.67	0.70	0.73	0.75
Net investment income	4.63	4.80	4.69	4.40	4.88
Portfolio turnover	115	74	51	88	55
Net assets at end of period (000 Omitted)	$184,984	$139,275	$66,875	$36,738	$28,881

See Notes to Financial Statements

16

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.51	$11.43	$11.54	$12.11	$12.16
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.52	$0.50	$0.48	$0.55
Net realized and unrealized gain (loss) on investments	(0.78)	(0.08)	(0.08)	(0.35)	0.12
Total from investment operations	$(0.29)	$0.44	$0.42	$0.13	$0.67
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.36)	$(0.47)	$(0.60)	$(0.72)
From net realized gain on investments	—	—	(0.06)	(0.10)	—
Total distributions declared to shareholders	$(0.31)	$(0.36)	$(0.53)	$(0.70)	$(0.72)
Net asset value, end of period	$10.91	$11.51	$11.43	$11.54	$12.11
Total return (%) (k)(r)(s)	(2.64)	3.92	3.79	1.22	5.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.03	1.20	1.37	1.24
Expenses after expense reductions (f)	0.89	0.93	0.95	0.98	1.00
Net investment income	4.37	4.55	4.44	4.16	4.66
Portfolio turnover	115	74	51	88	55
Net assets at end of period (000 Omitted)	$14,518	$18,347	$16,822	$12,860	$6,558

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Bond Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund may invest a significant portion of its assets in mortgage-backed securities. The value of mortgage-backed securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by a third party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by a third party pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at an evaluated bid as reported by a third party pricing service. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

18

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$—	$196,889,313	$—	$196,889,313
Other Financial Instruments	$(306,272)	$420,905	$—	$114,633

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts and swap agreements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

19

Notes to Financial Statements – continued

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties and collateral, in the form of cash or securities, may be required to be posted by the counterparty to the fund and held in segregated accounts with the fund’s custodian. Counterparty risk is further mitigated by having ISDA Master Agreements between the fund and its counterparties providing for netting as described above.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to swap transactions where physical settlement applies, the delivery by the buyer to the seller of a deliverable reference obligation as defined by the contract. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Obligation acceleration, obligation default, or repudiation/moratorium are generally applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. In the event that a defined credit event occurs, the protection buyer, under the terms of the swap contract, designates which security will be delivered to satisfy the reference obligation. Upon designation of the reference security (or upon delivery of the reference security in the case of physical settlement), the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Absent any recoveries under recourse or collateral provisions, the maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s reference obligation.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

20

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$5,779,763	$3,208,568

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$209,404,290
Gross appreciation	5,414,957
Gross depreciation	(17,929,934)
Net unrealized appreciation (depreciation)	$(12,514,977)
Undistributed ordinary income	10,537,432
Capital loss carryforwards	(4,859,650)
Other temporary differences	(353,245)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/14	$ (784,459)
12/31/15	(348,609)
12/31/16	(3,726,582)
Total	$(4,859,650)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

21

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. The investment adviser agreed in writing to reduce its management fee to 0.50% of average daily net assets. This written agreement terminated on December 31, 2008. This management fee reduction amounted to $198,533, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.50% of the fund’s average daily net assets.

Effective January 1, 2009, the management fee will be computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2009. For the year ended December 31, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $41,280, which equated to 0.0208% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $226.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0200% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,879 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $935, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

22

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$176,335,100	$147,819,488
Investments (non-U.S. Government securities)	$98,740,680	$63,678,294

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	9,285,149	$106,137,034	6,995,632	$79,873,299
Service Class	429,363	4,759,968	296,200	3,362,262
	9,714,512	$110,897,002	7,291,832	$83,235,561
Shares issued to shareholders in reinvestment of distributions
Initial Class	470,422	$5,325,182	236,068	$2,658,129
Service Class	40,407	454,581	49,146	550,439
	510,829	$5,779,763	285,214	$3,208,568
Shares reacquired
Initial Class	(4,944,962)	$(55,513,156)	(1,035,428)	$(11,825,531)
Service Class	(733,498)	(8,155,889)	(223,580)	(2,533,290)
	(5,678,460)	$(63,669,045)	(1,259,008)	$(14,358,821)
Net change
Initial Class	4,810,609	$55,949,060	6,196,272	$70,705,897
Service Class	(263,728)	(2,941,340)	121,766	1,379,411
	4,546,881	$53,007,720	6,318,038	$72,085,308

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $1,136 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Bond Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Series (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

24

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

25

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

26

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Robert Persons Michael Roberge Jeffrey Wakelin

27

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Series’ investment performance, the Trustees took into account that, effective May 1, 2005, the Series changed its name (formerly, the Series was named MFS VIT Bond Series) and made related changes to its investment objective and strategies. Notwithstanding these changes, the Trustees considered the Series’ prior investment performance to be relevant. Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the total return investment performance for the Series as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 4th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

28

Board Review of Investment Advisory Agreement – continued

The Trustees expressed concern to MFS about the substandard investment performance of the Series. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Series’ performance, including changes to the Series’ portfolio management team in 2006. In addition, the Trustees requested that they receive a separate update on the Series’ performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Series.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee, which may not be changed without the Trustees’ approval, and that MFS has agreed to amend the Series’ investment advisory agreement to reflect such waiver effective January 1, 2009. The Trustees also considered that MFS currently observes an expense limitation for the Series. The Trustees considered that, according to the Lipper data (which takes into account the advisory fee waiver and the expense limitation), the Series’ effective advisory fee rate was higher than the Lipper expense group median and the Series’ total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the advisory fee waiver and the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Series at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

29

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

30

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

31

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

32

MFS® INVESTMENT MANAGEMENT

MFS® High Income Series

MFS® Variable Insurance Trust
Annual report

12/31/08
VHI-ANN

MFS® HIGH INCOME SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	9.7%
Utilities – Electric Power	7.8%
Energy – Independent	5.6%
Gaming & Lodging	5.3%
Automotive	5.1%

Credit quality of bonds (r)
AAA	4.0%
AA	0.8%
A	2.2%
BBB	1.9%
BB	23.4%
B	48.2%
CCC	16.2%
CC	0.5%
C	0.1%
D	0.2%
Not Rated	2.5%

Portfolio facts
Average Duration (d)(i)	3.4
Average Life (i)(m)	5.4 yrs.
Average Maturity (i)(m)	7.2 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	B+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/08.

Percentages are based on net assets as of 12/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS High Income Series (the “fund”) provided a total return of –28.26%, while Service Class shares of the fund provided a return of –28.43%. These compare with a return of –26.16% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, the fund’s greater exposure to “B” rated (s) securities detracted from performance as credit spreads widened over the reporting period.

The fund’s greater exposure to the financial and banking sectors also held back relative results as holdings within these sectors suffered amid the global credit crisis. Debt holdings of financial services company Nuveen were among the fund’s top relative detractors for the reporting period.

Among individual securities, holdings of media companies Dex Media West and Idearc hindered relative performance. Gaming and lodging companies Harrah’s, Station Casinos, Trump Entertainment, and Fontainebleau also hurt relative returns. Holdings of television broadcasting company Newport Television were also among the fund’s top detractors.

Contributors to Performance

The fund’s lesser exposures to “BB” and “CCC” rated securities contributed to relative performance as lower quality securities underperformed higher quality issues over the reporting period.

3

Management Review – continued

Security selection was also a positive factor. Top individual contributors during the reporting period included the debt of global finance firm GMAC LLC, hospital operators Hospital Corporation of America (HCA) and Community Health Systems, power generation company NRG Energy, wireless telecommunications network operator Alltel, health care services company DaVita, and airline carrier Continental Airlines.

Respectfully,

John Addeo	David Cole
Portfolio Manager	Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/26/95	(28.26)%	(2.12)%	0.98%
Service Class	5/01/00	(28.43)%	(2.35)%	0.79%

Comparative Benchmark

Barclays Capital U.S. High-Yield Corporate Bond Index (f)	(26.16)%	(0.80)%	2.18%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays Capital U.S. High-Yield Corporate Bond Index (formerly known as Lehman Brothers U.S. High-Yield Corporate Bond Index) – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.83%	$1,000.00	$728.44	$3.61
	Hypothetical (h)	0.83%	$1,000.00	$1,020.96	$4.22
Service Class	Actual	1.08%	$1,000.00	$727.49	$4.69
	Hypothetical (h)	1.08%	$1,000.00	$1,019.71	$5.48

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 81.6%
Aerospace – 0.9%
Bombardier, Inc., 6.3%, 2014 (n)	$305,000	$250,863
Hawker Beechcraft Acquisition Co. LLC, 9.75%, 2017	160,000	43,200
Vought Aircraft Industries, Inc., 8%, 2011	2,260,000	1,525,500

		$1,819,563

Airlines – 0.7%
Continental Airlines, Inc., 7.339%, 2014	$1,898,000	$1,252,680
Continental Airlines, Inc., 6.9%, 2017	255,762	173,918
Continental Airlines, Inc., 6.748%, 2017	157,524	110,267

		$1,536,865

Asset Backed & Securitized – 4.3%
Airlie LCDO Ltd., CDO, FRN, 5.103%, 2011 (z)	$677,000	$158,283
Anthracite Ltd., CDO, 6%, 2037 (z)	290,000	58,000
Arbor Realty Mortgage Securities, CDO, FRN, 6.718%, 2038 (z)	650,026	26,001
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (n)	906,493	63,455
Babson Ltd., CLO, “D”, FRN, 6.252%, 2018 (n)	655,000	63,863
Banc of America Commercial Mortgage, Inc., 5.39%, 2045	496,525	238,974
Banc of America Commercial Mortgage, Inc., FRN, 5.658%, 2049	1,030,000	753,315
Banc of America Commercial Mortgage, Inc., FRN, 5.772%, 2051	2,112,356	949,613
Banc of America Commercial Mortgage, Inc., FRN, 5.811%, 2051	484,576	222,786
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2049	985,952	146,391
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	447,517	212,224
Crest Ltd., CDO, 7%, 2040	846,250	143,863
CWCapital Cobalt Ltd., “C1”, 5.223%, 2048	285,000	217,451
CWCapital Cobalt Ltd., CDO, 6.23%, 2045 (n)	938,000	37,520
CWCapital Cobalt Ltd., CDO, “F”, FRN, 4.835%, 2050 (z)	500,000	20,000
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032	750,000	346,072
GS Mortgage Securities Corp., “GG8”, 5.56%, 2039	1,170,000	928,037
JPMorgan Chase Commercial Mortgage Securities Corp., 5.44%, 2045	1,472,335	716,791
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	1,620,000	1,145,287
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.466%, 2047	980,645	448,495
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.062%, 2051	750,000	138,129
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050	750,000	135,435

Issuer	Shares/Par		Value ($)

BONDS – continued
Asset Backed & Securitized – continued
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.204%, 2049		$1,592,719	$749,115
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.749%, 2050		408,000	188,653
Wachovia Bank Commercial Mortgage Trust, FRN, 5.752%, 2047		579,683	101,676
Wachovia Bank Commercial Mortgage Trust, FRN, 5.902%, 2051		1,589,805	737,698
Wachovia Credit, CDO, FRN, 2.816%, 2026 (z)		372,000	44,640

			$8,991,767

Automotive – 3.5%
Accuride Corp., 8.5%, 2015		$925,000	$302,938
Allison Transmission, Inc., 11%, 2015 (n)		1,925,000	943,250
FCE Bank PLC, 7.125%, 2012	EUR	2,350,000	2,188,632
Ford Motor Credit Co. LLC, 9.75%, 2010		$920,000	735,994
Ford Motor Credit Co. LLC, 12%, 2015		1,865,000	1,392,706
Ford Motor Credit Co. LLC, 8%, 2016		1,885,000	1,227,827
General Motors Corp., 8.375%, 2033		507,000	88,725
Goodyear Tire & Rubber Co., 9%, 2015		640,000	515,200

			$7,395,272

Broadcasting – 4.1%
Allbritton Communications Co., 7.75%, 2012		$2,190,000	$1,075,838
Bonten Media Acquisition Co., 9%, 2015 (p)(z)		1,380,000	414,000
CanWest MediaWorks LP, 9.25%, 2015 (n)		1,070,000	406,600
Clear Channel Communications, 10.75%, 2016 (n)		460,000	94,300
DirectTV Holdings LLC, 7.625%, 2016		1,720,000	1,668,400
Lamar Media Corp., 6.625%, 2015		1,810,000	1,307,725
Lamar Media Corp., “C”, 6.625%, 2015		975,000	704,438
LBI Media, Inc., 8.5%, 2017 (z)		1,025,000	358,750
LIN TV Corp., 6.5%, 2013		2,175,000	1,038,563
Local TV Finance LLC, 9.25%, 2015 (p)(z)		1,625,000	357,500
Newport Television LLC, 13%, 2017 (n)(p)		1,875,000	142,969
Nexstar Broadcasting Group, Inc., 7%, 2014		1,795,000	774,094
Univision Communications, Inc., 9.75%, 2015 (n)(p)		2,500,000	312,500
Young Broadcasting, Inc., 8.75%, 2014		545,000	5,450

			$8,661,127

Brokerage & Asset Managers – 0.2%
Nuveen Investments, Inc., 10.5%, 2015 (n)		$2,375,000	$525,469

Building – 1.3%
Associated Materials, Inc., 9.75%, 2012		$625,000	$492,188

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Building – continued
Associated Materials, Inc., 0% to 2009, 11.25% to 2014	$780,000	$432,900
Building Materials Corp. of America, 7.75%, 2014	865,000	544,950
Nortek Holdings, Inc., 8.5%, 2014	490,000	112,700
Nortek, Inc., 10%, 2013	800,000	544,000
Ply Gem Industries, Inc., 9%, 2012	1,410,000	338,400
Ply Gem Industries, Inc., 11.75%, 2013	555,000	299,700

		$2,764,838

Business Services – 1.1%
First Data Corp., 9.875%, 2015	$2,005,000	$1,213,025
SunGard Data Systems, Inc., 10.25%, 2015	1,695,000	1,118,700

		$2,331,725

Cable TV – 3.7%
CCH II Holdings LLC, 10.25%, 2010	$1,300,000	$598,000
CCO Holdings LLC, 8.75%, 2013	4,725,000	2,976,750
CSC Holdings, Inc., 6.75%, 2012	1,295,000	1,184,925
CSC Holdings, Inc., 8.5%, 2015 (n)	400,000	352,000
Mediacom LLC, 9.5%, 2013	535,000	403,925
NTL Cable PLC, 9.125%, 2016	1,550,000	1,147,000
Time Warner Cable, Inc., 8.75%, 2019	995,000	1,081,898

		$7,744,498

Chemicals – 2.5%
Innophos Holdings, Inc., 8.875%, 2014	$1,630,000	$1,141,000
KI Holdings, Inc., 0% to 2009, 9.875% to 2014	1,924,000	1,491,100
Momentive Performance Materials, Inc., 11.5%, 2016	1,976,000	582,920
Nalco Co., 7.75%, 2011	570,000	547,200
Nalco Co., 8.875%, 2013	1,665,000	1,406,925

		$5,169,145

Consumer Goods & Services – 2.7%
Corrections Corp. of America, 6.25%, 2013	$790,000	$734,700
GEO Group, Inc., 8.25%, 2013	890,000	785,425
Jarden Corp., 7.5%, 2017	985,000	672,263
KAR Holdings, Inc., 10%, 2015	1,375,000	453,750
Service Corp. International, 7.375%, 2014	690,000	586,500
Service Corp. International, 7%, 2017	2,640,000	1,980,000
Ticketmaster, 10.75%, 2016 (n)	835,000	450,900

		$5,663,538

Containers – 1.6%
Crown Americas LLC, 7.625%, 2013	$1,035,000	$1,024,650
Graham Packaging Holdings Co., 9.875%, 2014	1,475,000	907,125
Greif, Inc., 6.75%, 2017	1,070,000	946,950
Owens-Brockway Glass Container, Inc., 8.25%, 2013	600,000	591,000

		$3,469,725

Defense Electronics – 1.1%
L-3 Communications Corp., 6.125%, 2014	$1,370,000	$1,243,275
L-3 Communications Corp., 5.875%, 2015	1,105,000	994,500

		$2,237,775

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – 0.8%
Avago Technologies Ltd., 11.875%, 2015	$800,000	$556,000
Flextronics International Ltd., 6.25%, 2014	840,000	625,800
Freescale Semiconductor, Inc., 8.875%, 2014	740,000	325,600
Spansion, Inc., 11.25%, 2016 (n)	1,765,000	123,550

		$1,630,950

Emerging Market Sovereign – 0.1%
Republic of Argentina, FRN, 3.127%, 2012	$534,400	$283,636

Energy – Independent – 5.5%
Chaparral Energy, Inc., 8.875%, 2017	$1,405,000	$281,000
Chesapeake Energy Corp., 7%, 2014	614,000	509,620
Chesapeake Energy Corp., 6.375%, 2015	1,955,000	1,544,450
Forest Oil Corp., 7.25%, 2019	1,485,000	1,084,050
Forest Oil Corp., 7.25%, 2019 (n)	255,000	186,150
Hilcorp Energy I LP, 9%, 2016 (n)	1,355,000	968,825
Mariner Energy, Inc., 8%, 2017	1,350,000	702,000
Newfield Exploration Co., 6.625%, 2014	1,245,000	1,020,900
Newfield Exploration Co., 6.625%, 2016	350,000	278,250
OPTI Canada, Inc., 8.25%, 2014	2,240,000	1,209,600
Plains Exploration & Production Co., 7%, 2017	2,155,000	1,476,175
Quicksilver Resources, Inc., 8.25%, 2015	55,000	34,925
Quicksilver Resources, Inc., 7.125%, 2016	2,350,000	1,257,250
Range Resource Corp., 7.5%, 2016	170,000	147,475
SandRidge Energy, Inc., 8.625%, 2015 (p)	492,000	258,300
SandRidge Energy, Inc., 8%, 2018 (n)	1,030,000	571,650

		$11,530,620

Entertainment – 0.5%
AMC Entertainment, Inc., 11%, 2016	$985,000	$688,269
Marquee Holdings, Inc., 12%, 2014	755,000	385,050

		$1,073,319

Financial Institutions – 0.9%
GMAC Commercial Mortgage Securities, Inc., 6.875%, 2011 (z)	$1,983,000	$1,624,593
GMAC Commercial Mortgage Securities, Inc., 8%, 2031 (z)	619,000	367,927

		$1,992,520

Food & Beverages – 2.6%
ARAMARK Corp., 8.5%, 2015	$1,305,000	$1,181,025
B&G Foods, Inc., 8%, 2011	1,120,000	952,000
Dean Foods Co., 7%, 2016	1,555,000	1,321,750
Del Monte Corp., 6.75%, 2015	1,425,000	1,225,500
Michael Foods, Inc., 8%, 2013	890,000	765,400

		$5,445,675

Forest & Paper Products – 2.3%
Buckeye Technologies, Inc., 8%, 2010	$78,000	$70,980
Buckeye Technologies, Inc., 8.5%, 2013	1,970,000	1,674,500
Georgia-Pacific Corp., 7.125%, 2017 (n)	890,000	747,600
Georgia-Pacific Corp., 8%, 2024	505,000	340,875
Graphic Packaging International Corp., 9.5%, 2013	1,155,000	796,950
Jefferson Smurfit Corp., 8.25%, 2012	600,000	102,000

8

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Forest & Paper Products – continued
JSG Funding PLC, 7.75%, 2015		$150,000	$81,750
Millar Western Forest Products Ltd., 7.75%, 2013		1,555,000	777,500
NewPage Holding Corp., 10%, 2012		140,000	61,600
Smurfit-Stone Container Corp., 8%, 2017		828,000	157,320

			$4,811,075

Gaming & Lodging – 4.5%
Boyd Gaming Corp., 6.75%, 2014		$1,165,000	$733,950
Firekeepers Development Authority, 13.875%, 2015 (z)		500,000	310,000
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)		1,190,000	116,025
Harrah’s Operating Co., Inc., 10.75%, 2016 (n)		2,903,000	827,355
Harrah’s Operating Co., Inc., 10%, 2018 (z)		666,000	243,090
Host Hotels & Resorts, Inc., 7.125%, 2013		920,000	740,600
Host Hotels & Resorts, Inc., 6.75%, 2016		725,000	529,250
Mandalay Resort Group, 9.375%, 2010		955,000	697,150
MGM Mirage, 8.5%, 2010		580,000	487,200
MGM Mirage, 8.375%, 2011		1,610,000	957,950
MGM Mirage, 6.75%, 2013		645,000	432,150
MGM Mirage, 5.875%, 2014		1,905,000	1,219,200
Pinnacle Entertainment, Inc., 8.75%, 2013		90,000	71,100
Pinnacle Entertainment, Inc., 7.5%, 2015		2,185,000	1,267,300
Station Casinos, Inc., 6%, 2012		465,000	93,000
Station Casinos, Inc., 6.5%, 2014		2,175,000	125,063
Station Casinos, Inc., 6.875%, 2016		2,540,000	146,050
Trump Entertainment Resorts Holdings, Inc., 8.5%, 2015 (d)		3,305,000	437,913

			$9,434,346

Industrial – 1.6%
Blount International, Inc., 8.875%, 2012		$1,050,000	$971,250
JohnsonDiversey, Inc., 9.625%, 2012	EUR	460,000	466,779
JohnsonDiversey, Inc., “B”, 9.625%, 2012		$2,255,000	1,849,100

			$3,287,129

Insurance – Property & Casualty – 0.2%
USI Holdings Corp., 9.75%, 2015 (z)		$1,075,000	$428,656

Machinery & Tools – 0.7%
Case New Holland, Inc., 7.125%, 2014		$2,030,000	$1,441,300

Major Banks – 1.8%
Bank of America Corp., 8% to 2018, FRN to 2059		$2,140,000	$1,539,276
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049		2,165,000	1,800,912
Wells Fargo Capital XV, 9.75% to 2009, FRN to 2049		500,000	505,000

			$3,845,188

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – 8.8%
Biomet, Inc., 10%, 2017	$1,065,000	$1,022,400
Biomet, Inc., 11.625%, 2017	1,000,000	855,000
Community Health Systems, Inc., 8.875%, 2015	3,815,000	3,509,800
Cooper Cos., Inc., 7.125%, 2015	805,000	676,200
DaVita, Inc., 6.625%, 2013	476,000	452,200
DaVita, Inc., 7.25%, 2015	1,742,000	1,654,900
HCA, Inc., 6.375%, 2015	2,650,000	1,616,500
HCA, Inc., 9.25%, 2016	4,700,000	4,312,250
Psychiatric Solutions, Inc., 7.75%, 2015	1,240,000	911,400
U.S. Oncology, Inc., 10.75%, 2014	2,140,000	1,744,100
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,280,000	908,800
Universal Hospital Services, Inc., FRN, 5.942%, 2015	310,000	189,100
VWR Funding, Inc., 10.25%, 2015 (p)	905,000	570,150

		$18,422,800

Metals & Mining – 4.1%
Arch Western Finance LLC, 6.75%, 2013	$1,195,000	$1,039,650
FMG Finance Ltd., 10.625%, 2016 (n)	2,205,000	1,278,900
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	4,260,000	3,493,200
Freeport-McMoRan Copper & Gold, Inc., FRN, 7.083%, 2015	545,000	359,700
Peabody Energy Corp., 5.875%, 2016	845,000	718,250
Peabody Energy Corp., 7.375%, 2016	1,390,000	1,306,600
Rio Tinto Finance USA Ltd., 5.875%, 2013	530,000	422,152

		$8,618,452

Municipals – 0.6%
Regional Transportation Authority, IL, “A”, MBIA, 4.5%, 2035	$1,430,000	$1,210,624

Natural Gas – Distribution – 1.2%
AmeriGas Partners LP, 7.125%, 2016	$1,585,000	$1,268,000
Inergy LP, 6.875%, 2014	1,540,000	1,201,200

		$2,469,200

Natural Gas – Pipeline – 2.2%
Atlas Pipeline Partners LP, 8.125%, 2015	$1,015,000	$685,125
Atlas Pipeline Partners LP, 8.75%, 2018 (n)	940,000	615,700
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	1,700,000	1,471,775
El Paso Corp., 7.25%, 2018	955,000	757,957
Transcontinental Gas Pipe Line Corp., 7%, 2011	286,000	280,680
Williams Partners LP, 7.25%, 2017	1,000,000	790,000

		$4,601,237

Network & Telecom – 4.0%
Cincinnati Bell, Inc., 8.375%, 2014	$2,130,000	$1,640,100
Citizens Communications Co., 9.25%, 2011	1,371,000	1,302,450
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	1,230,000	861,000
Qwest Communications International, Inc., 7.25%, 2011	1,960,000	1,646,400
Qwest Corp., 7.875%, 2011	570,000	524,400

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Network & Telecom – continued
Qwest Corp., 8.875%, 2012	$1,740,000	$1,609,500
Windstream Corp., 8.625%, 2016	1,015,000	898,275

		$8,482,125

Printing & Publishing – 0.9%
American Media Operations, Inc., 10.25%, 2009 (d)(z)	$53,413	$10,750
American Media Operations, Inc., “B”, 10.25%, 2009 (d)	1,469,000	295,645
Dex Media West LLC, 9.875%, 2013	321,000	76,238
Dex Media, Inc., 9%, 2013	1,690,000	312,650
Idearc, Inc., 8%, 2016	1,280,000	96,000
Nielsen Finance LLC, 10%, 2014	1,200,000	960,000
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	326,000	118,175
Quebecor World, Inc., 6.125%, 2013 (d)	725,000	19,938
Tribune Co., 5.25%, 2015 (d)	845,000	38,025

		$1,927,421

Retailers – 0.4%
Couche-Tard, Inc., 7.5%, 2013	$340,000	$268,600
Sally Beauty Holdings, Inc., 10.5%, 2016	730,000	496,400

		$765,000

Specialty Stores – 0.4%
Payless ShoeSource, Inc., 8.25%, 2013	$1,105,000	$828,750

Telecommunications – Wireless – 2.8%
Alltel Corp., 7%, 2012	$1,701,000	$1,692,495
Alltel Corp., 6.5%, 2013	455,000	445,900
MetroPCS Wireless, Inc., 9.25%, 2014	965,000	863,675
Sprint Nextel Corp., 8.375%, 2012	1,315,000	1,052,000
Sprint Nextel Corp., FRN, 4.168%, 2010	455,000	381,159
Wind Acquisition Finance S.A., 10.75%, 2015 (z)	1,620,000	1,393,200

		$5,828,429

Tobacco – 0.6%
Altria Group, Inc., 9.7%, 2018	$1,225,000	$1,324,017

Transportation – Services – 0.4%
Hertz Corp., 8.875%, 2014	$1,475,000	$907,125

Utilities – Electric Power – 6.0%
Dynegy Holdings, Inc., 7.5%, 2015	$960,000	$672,000
Dynegy Holdings, Inc., 7.75%, 2019	520,000	358,800
Edison Mission Energy, 7%, 2017	1,775,000	1,544,250
Mirant Americas Generation LLC, 8.3%, 2011	900,000	873,000
Mirant North America LLC, 7.375%, 2013	1,425,000	1,368,000
NRG Energy, Inc., 7.375%, 2016	4,535,000	4,217,543
Reliant Energy, Inc., 7.875%, 2017	1,213,000	982,530
Texas Competitive Electric Holdings LLC, 10.25% to 2010, 10.5% to 2015 (n)	3,720,000	2,641,200

		$12,657,323

Total Bonds (Identified Cost, $255,665,418)		$171,558,224

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – 6.0%
Aerospace – 0.6%
Hawker Beechcraft Acquisition Co. LLC, Letter of Credit, 3.45%, 2014	$96,021	$49,451
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 2.78%, 2014	2,167,532	1,116,279

		$1,165,730

Automotive – 1.1%
Accuride Corp., Term Loan B, 5.56%, 2012	$148,718	$100,757
Federal-Mogul Corp., Term Loan B, 3.49%, 2014	1,247,584	561,413
Ford Motor Co., Term Loan B, 5%, 2013	2,242,432	899,776
General Motors, Term Loan B, 5.79%, 2013 (o)	1,716,896	772,603
Mark IV Industries, Inc., Second Lien Term Loan, 10.75%, 2011	1,002,280	65,148

		$2,399,697

Broadcasting – 0.4%
Gray Television, Inc., Term Loan, 2014 (o)	$565,625	$213,523
Young Broadcasting, Inc., Term Loan, 5.24%, 2012	1,193,855	405,911
Young Broadcasting, Inc., Term Loan B-1, 5.25%, 2012	445,189	151,364

		$770,798

Building – 0.0%
Building Materials Holding Corp., Term Loan, 2014 (o)	$168,880	$100,233

Business Services – 0.5%
First Data Corp., Term Loan B-1, 3.21%, 2014	$1,596,945	$1,021,474

Cable TV – 0.2%
Charter Communications Operating LLC, Term Loan, 5.06%, 2014	$490,844	$358,316

Electronics – 0.1%
Freescale Semiconductor, Inc., Term Loan B, 3.93%, 2013	$493,949	$282,923

Forest & Paper Products – 0.1%
Abitibi-Consolidated, Inc., Term Loan, 11.5%, 2009	$398,952	$290,238

Gaming & Lodging – 0.1%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 5.07%, 2014	$1,652,646	$190,054

Medical & Health Technology & Services – 0.6%
Community Health Systems, Inc., Delayed Draw Term Loan, 1.8%, 2014 (q)	$25,282	$19,600
Community Health Systems, Inc., Term Loan B, 4.44%, 2014	494,336	383,234
HCA, Inc., Term Loan B, 3.7%, 2013	1,132,762	885,678

		$1,288,512

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Printing & Publishing – 0.4%
Nielsen Finance LLC, Term Loan B, 4.24%, 2013 (o)	$853,328	$574,396
Tribune Co., Incremental Term Loan, 6.5%, 2014 (d)	1,903,273	345,762

		$920,158

Specialty Chemicals – 0.2%
Lyondell Chemical Co., Term Loan B2, 2014 (o)	$694,799	$312,659

Specialty Stores – 0.1%
Michaels Stores, Inc., Term Loan B, 3.52%, 2013	$342,906	$176,340

Utilities – Electric Power – 1.6%
Calpine Corp., Term Loan, 4.33%, 2014	$1,329,238	$975,091
NRG Energy, Inc., Letter of Credit, 2.95%, 2013	342,348	295,703
NRG Energy, Inc., Term Loan, 1.96%, 2013	696,665	601,744
Texas Competitive Electric Holdings Co. LLC, Term Loan B-3, 5.36%, 2014	2,217,446	1,532,809

		$3,405,347

Total Floating Rate Loans (Identified Cost, $21,437,451)		$12,682,479

COMMON STOCKS – 1.4%
Automotive – 0.0%
Oxford Automotive, Inc. (a)	82	$0

Cable TV – 0.7%
Cablevision Systems Corp., “A”	14,100	$237,444
Comcast Corp., “A”	51,800	874,384
Time Warner Cable, Inc., “A” (a)	18,500	396,825

		$1,508,653

Energy – Integrated – 0.1%
Chevron Corp.	3,200	$236,704

Gaming & Lodging – 0.3%
MGM Mirage (a)	8,600	$118,336
Pinnacle Entertainment, Inc. (a)	70,200	539,136

		$657,472

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Printing & Publishing – 0.0%
Golden Books Family Entertainment, Inc. (a)	2,125	$0

Telephone Services – 0.3%
Windstream Corp.	49,900	$459,079

Total Common Stocks (Identified Cost, $4,545,633)		$2,861,908

PREFERRED STOCKS – 0.9%
Automotive – 0.2%
Preferred Blocker, Inc., 9% (z)	574	$441,980

Brokerage & Asset Managers – 0.7%
Merrill Lynch Co., Inc., 8.63%	74,525	$1,474,105

Total Preferred Stocks (Identified Cost, $2,305,105)		$1,916,085

SHORT-TERM OBLIGATIONS – 1.9%
HSBC Americas, Inc., 0.05%, due 1/02/09, (Identified Cost, $4,054,994) (y)	$4,055,000	$4,054,994

REPURCHASE AGREEMENTS – 6.3%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $13,114,007 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$13,114,000	$13,114,000

Total Investments (Identified Cost, $301,122,601)		$206,187,690

OTHER ASSETS, LESS LIABILITIES – 1.9%		4,054,883

Net Assets – 100.0%		$210,242,573

11

Portfolio of Investments – continued

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $14,053,419 representing 6.7% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(y)	The rate shown represents an annualized yield at time of purchase.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Airlie LCDO Ltd., CDO, FRN, 5.103%, 2011	10/13/06	$677,000	$158,283
American Media Operations, Inc., 10.25%, 2009	12/01/06-11/27/07	52,996	10,750
Anthracite Ltd., CDO, 6%, 2037	5/14/02	249,006	58,000
Arbor Realty Mortgage Securities, CDO, FRN, 6.718%, 2038	12/20/05	650,026	26,001
Bonten Media Acquisition Co., 9%, 2015	5/22/07-5/31/07	1,383,525	414,000
CWCapital Cobalt Ltd., CDO, “F”, FRN, 4.835%, 2050	4/12/06	500,000	20,000
Firekeepers Development Authority, 13.875%, 2015	4/22/08	491,707	310,000
GMAC Commercial Mortgage Securities, Inc., 6.875%, 2011	12/26/08	1,624,593	1,624,593
GMAC Commercial Mortgage Securities, Inc., 8%, 2031	12/26/08	367,927	367,927
Harrah’s Operating Co., Inc., 10%, 2018	1/30/08-10/03/08	751,970	243,090
LBI Media, Inc., 8.5%, 2017	7/18/07	1,008,088	358,750
Local TV Finance LLC, 9.25%, 2015	11/09/07-9/08/08	1,559,435	357,500
Preferred Blocker, Inc., 9%, (Preferred Stock)	12/26/08	441,980	441,980
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	1,087,194	428,656
Wachovia Credit, CDO, FRN, 2.816%, 2026	6/08/06	372,000	44,640
Wind Acquisition Finance S.A., 10.75%, 2015	11/22/05-9/12/06	1,710,975	1,393,200
Total Restricted Securities			$6,257,370
% of Net Assets			3%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLN	Credit-Linked Note

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

REIT	Real Estate Investment Trust

Insurers
MBIA	MBIA Insurance Corp.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

12

Portfolio of Investments – continued

Derivative Contracts at 12/31/08

Forward Foreign Currency Exchange Contracts at 12/31/08

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
SELL	EUR	1,662,825	2/19/09	$2,383,577	$2,307,243	$76,334

Swap Agreements at 12/31/08

Expiration	Notional Amount			Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	1,300,000		JPMorgan Chase Bank	4.1% (fixed rate)	(1)	$(860,628)
6/20/12	USD	1,300,000		Morgan Stanley Capital Services, Inc.	3.76% (fixed rate)	(2)	(1,001,410)
6/20/12	USD	650,000		Morgan Stanley Capital Services, Inc.	4.15% (fixed rate)	(2)	(498,829)
6/20/13	USD	1,350,000	(a)	Goldman Sachs International	5% (fixed rate)	(3)	(1,055,157)

							$(3,416,024)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Abitibi Consolidated, Inc., 8.375%, 4/01/15, a Caa2 rated bond. The fund entered into the contract to gain issuer exposure.

(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by Bowater, Inc., 6.5%, 6/15/13, a Caa2 rated bond. The fund entered into the contract to gain issuer exposure.

(3)	Fund, as protection seller, to pay notional amount upon a defined credit event by Station Casinos, Inc., 6%, 4/01/12, a Caa3 rated bond. The fund entered into the contract to gain issuer exposure.

(a)	Net unamortized premiums received by the fund amounted to $206,858

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At December 31, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

13

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $301,122,601)	$206,187,690
Cash	828,977
Restricted cash	2,140,000
Receivable for forward foreign currency exchange contracts	76,334
Receivable for investments sold	68,330
Receivable for fund shares sold	299,981
Interest and dividends receivable	5,601,212
Other assets	4,799
Total assets		$215,207,323
Liabilities
Payable for investments purchased	$1,415,014
Payable for fund shares reacquired	19,336
Swaps, at value (net unamortized premiums received, $206,858)	3,416,024
Payable to affiliates
Management fee	7,898
Shareholder servicing costs	630
Distribution fees	84
Administrative services fee	96
Payable for independent trustees’ compensation	86
Accrued expenses and other liabilities	105,582
Total liabilities		$4,964,750
Net assets		$210,242,573
Net assets consist of
Paid-in capital	$320,164,311
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(98,073,630)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(37,345,969)
Undistributed net investment income	25,497,861
Net assets		$210,242,573
Shares of beneficial interest outstanding		33,661,007
Initial Class shares
Net assets	$203,800,096
Shares outstanding	32,624,718
Net asset value per share		$6.25
Service Class shares
Net assets	$6,442,477
Shares outstanding	1,036,289
Net asset value per share		$6.22

See Notes to Financial Statements

14

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Interest	$26,384,521
Dividends	236,996
Total investment income		$26,621,517
Expenses
Management fee	$2,111,713
Distribution fees	22,453
Shareholder servicing costs	56,832
Administrative services fee	50,063
Independent trustees’ compensation	10,803
Custodian fee	68,531
Shareholder communications	51,150
Auditing fees	64,879
Legal fees	6,042
Miscellaneous	17,385
Total expenses		$2,459,851
Fees paid indirectly	(11,580)
Reduction of expenses by investment adviser	(142,667)
Net expenses		$2,305,604
Net investment income		$24,315,913
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(22,605,394)
Futures contracts	47,337
Swap transactions	235,766
Foreign currency transactions	108,009
Net realized gain (loss) on investments and foreign currency transactions		$(22,214,282)
Change in unrealized appreciation (depreciation)
Investments	$(81,663,344)
Futures contracts	12,101
Swap transactions	(2,714,414)
Translation of assets and liabilities in foreign currencies	70,447
Net unrealized gain (loss) on investments and foreign currency translation		$(84,295,210)
Net realized and unrealized gain (loss) on investments and foreign currency		$(106,509,492)
Change in net assets from operations		$(82,193,579)

See Notes to Financial Statements

15

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$24,315,913	$26,362,780
Net realized gain (loss) on investments and foreign currency transactions	(22,214,282)	800,814
Net unrealized gain (loss) on investments and foreign currency translation	(84,295,210)	(20,776,169)
Change in net assets from operations	$(82,193,579)	$6,387,425
Distributions declared to shareholders
From net investment income
Initial Class	$(26,027,953)	$(24,944,300)
Service Class	(817,980)	(830,071)
Total distributions declared to shareholders	$(26,845,933)	$(25,774,371)
Change in net assets from fund share transactions	$(15,884,884)	$(12,454,874)
Total change in net assets	$(124,924,396)	$(31,841,820)
Net assets
At beginning of period	335,166,969	367,008,789
At end of period (including undistributed net investment income of $25,497,861 and $27,182,247, respectively)	$210,242,573	$335,166,969

See Notes to Financial Statements

16

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.52	$10.04	$9.87	$10.37	$9.97
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.71	$0.68	$0.67	$0.68
Net realized and unrealized gain (loss) on investments and foreign currency	(3.18)	(0.52)	0.29	(0.48)	0.19
Total from investment operations	$(2.47)	$0.19	$0.97	$0.19	$0.87
Less distributions declared to shareholders
From net investment income	$(0.80)	$(0.71)	$(0.80)	$(0.69)	$(0.47)
Net asset value, end of period	$6.25	$9.52	$10.04	$9.87	$10.37
Total return (%) (k)(r)(s)	(28.26)	1.77	10.37	2.16	9.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.88	0.91	0.90	0.86
Expenses after expense reductions (f)	0.82	0.83	0.88	0.90	0.89	(e)
Net investment income	8.66	7.21	7.06	6.81	6.86
Portfolio turnover	60	73	92	56	63
Net assets at end of period (000 Omitted)	$203,800	$324,081	$355,113	$355,264	$379,246

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.47	$9.99	$9.80	$10.29	$9.91
Income (loss) from investment operations
Net investment income (d)	$0.69	$0.68	$0.66	$0.68	$0.65
Net realized and unrealized gain (loss) on investments and foreign currency	(3.17)	(0.52)	0.27	(0.50)	0.19
Total from investment operations	$(2.48)	$0.16	$0.93	$0.18	$0.84
Less distributions declared to shareholders
From net investment income	$(0.77)	$(0.68)	$(0.74)	$(0.67)	$(0.46)
Net asset value, end of period	$6.22	$9.47	$9.99	$9.80	$10.29
Total return (%) (k)(r)(s)	(28.43)	1.54	9.99	2.05	8.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.13	1.16	1.15	1.11
Expenses after expense reductions (f)	1.07	1.08	1.13	1.15	1.14	(e)
Net investment income	8.40	6.96	6.81	6.38	6.62
Portfolio turnover	60	73	92	56	63
Net assets at end of period (000 Omitted)	$6,442	$11,086	$11,896	$10,056	$55,562

(d)	Per share data is based on average shares outstanding.

(e)	Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Income Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by a third party pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by a third party pricing service. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

18

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$4,336,014	$201,851,676	$—	$206,187,690
Other Financial Instruments	$—	$(3,339,690)	$—	$(3,339,690)

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments includes futures contracts, forward foreign currency exchange contracts, and swap agreements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

19

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties and collateral, in the form of cash or securities, may be required to be posted by the counterparty to the fund and held in segregated accounts with the fund’s custodian. Counterparty risk is further mitigated by having ISDA Master Agreements between the fund and its counterparties providing for netting as described above.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to swap transactions where physical settlement applies, the delivery by the buyer to the seller of a deliverable reference obligation as defined by the contract. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Obligation acceleration, obligation default, or repudiation/moratorium are generally applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. In the event that a defined credit event occurs, the protection buyer, under the terms of the swap contract, designates which security will be delivered to satisfy the reference obligation. Upon designation of the reference security (or upon delivery of the reference security in the case of physical settlement), the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Absent any recoveries under recourse or collateral provisions, the maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s reference obligation.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indexes, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

20

Notes to Financial Statements – continued

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At December 31, 2008, the portfolio had unfunded loan commitments of $16,855, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, defaulted bonds, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$26,845,933	$25,774,371

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$302,107,507
Gross appreciation	1,757,061
Gross depreciation	(97,676,878)
Net unrealized appreciation (depreciation)	$(95,919,817)
Undistributed ordinary income	22,626,379
Capital loss carryforwards	(36,354,508)
Other temporary differences	(273,792)

21

Notes to Financial Statements – continued

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(1,979,638)
12/31/10	(8,888,518)
12/31/13	(192,521)
12/31/14	(2,353,912)
12/31/16	(22,939,919)
$(36,354,508)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $1 billion of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. This written agreement terminated on December 31, 2008. This management fee reduction amounted to $141,214, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

Effective January 1, 2009 the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2009. For the year ended December 31, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $56,445, which equated to 0.0201% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $387.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0178% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

22

Notes to Financial Statements – continued

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,479 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,453, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $161,355,035 and $191,593,198, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	5,645,693	$43,226,130	3,581,378	$34,938,097
Service Class	85,830	612,386	198,130	1,977,299
	5,731,523	$43,838,516	3,779,508	$36,915,396
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,033,561	$26,027,953	2,587,583	$24,944,300
Service Class	95,558	817,980	86,376	830,071
	3,129,119	$26,845,933	2,673,959	$25,774,371
Shares reacquired
Initial Class	(10,100,988)	$(83,985,226)	(7,496,994)	$(72,180,784)
Service Class	(315,791)	(2,584,107)	(304,319)	(2,963,857)
	(10,416,779)	$(86,569,333)	(7,801,313)	$(75,144,641)
Net change
Initial Class	(1,421,734)	$(14,731,143)	(1,328,033)	$(12,298,387)
Service Class	(134,403)	(1,153,741)	(19,813)	(156,487)
	(1,556,137)	$(15,884,884)	(1,347,846)	$(12,454,874)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $1,362 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS High Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

24

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

25

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

26

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo David Cole

27

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series’ total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Series. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as

28

Board Review of Investment Advisory Agreement – continued

to MFS’ efforts to improve the Series’ performance and the replacement of one of the portfolio managers in October 2006. In addition, the Trustees requested that they receive a separate update on the Series’ performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the fund.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets up to $1 billion, and to waive a further portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval, and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect such waiver effective January 1, 2009. The Trustees also considered that MFS currently observes an expense limitation for the Series. The Trustees considered that, according to the Lipper data (which takes into account the advisory fee waiver and the expense limitation), the Series’ effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

29

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

30

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

31

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

32

MFS INVESTMENT MANAGEMENT

MFS® Strategic Income Series

MFS® Variable Insurance Trust
Annual report

12/31/08
VWG-ANN

MFS® STRATEGIC INCOME SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	25.3%
High Yield Corporates	25.1%
High Grade Corporates	18.5%
U.S. Treasury Securities	9.4%
Emerging Markets Bonds	5.6%
Commercial Mortgage-Backed Securities	3.7%
Mortgage-Backed Securities	3.6%
U.S. Government Agencies	3.1%
Floating Rate Loans	2.3%
Asset-Backed Securities	1.0%
Collateralized Debt Obligations	0.1%

Credit quality of bonds (r)
AAA	29.5%
AA	9.3%
A	9.5%
BBB	16.3%
BB	13.2%
B	15.9%
CCC	5.2%
CC	0.2%
C	0.1%
D	0.1%
Not Rated	0.7%

Portfolio facts
Average Duration (d)(i)	4.9
Average Life (i)(m)	7.1 yrs.
Average Maturity (i)(m)	9.6 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BBB+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

Country weightings (i)
United States	60.5%
Japan	8.1%
Germany	5.4%
France	4.3%
United Kingdom	3.4%
Spain	2.7%
Ireland	2.2%
Canada	1.9%
Austria	1.7%
Other Countries	9.8%

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/08.

Percentages are based on net assets as of 12/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Strategic Income Series (the “fund”) provided a total return of –12.12%, while Service Class shares of the fund provided a total return of –12.26%. These compare with a return of –26.16% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index. Over the same period, the fund’s other benchmarks, the Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Credit Bond Index, Barclays Capital U.S. Government/Mortgage Bond Index, Citigroup World Government Bond Non-Dollar Hedged Index, the Citigroup World Government Bond Non-Dollar Index, and JPMorgan Emerging Markets Bond Index Global generated returns of 5.24%, –3.08%, 10.17%, 8.01%, 10.11%, and –10.91%, respectively.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, was a key contributor to performance. The fund’s holdings of U.S. Treasury securities and some sovereign government bonds, particularly those of Japan, were another benefit to relative results.

Detractors from Performance

The fund’s greater exposure to the financial and banking sectors held back performance as holdings within these sectors suffered amid the global credit crisis. Some of the fund’s high yield holdings in the media and gaming sectors were also adversely affected by weakening economic conditions.

A shorter duration (d) stance was another negative factor in the fund’s relative performance.

Respectfully,

John Addeo	James Calmas	Robert Persons	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/14/94	(12.12)%	1.32%	3.19%
Service Class	5/01/00	(12.26)%	1.08%	2.96%

Comparative Benchmarks

Barclays Capital U.S. High-Yield Corporate Bond Index (f)	(26.16)%	(0.80)%	2.18%
Barclays Capital U.S. Aggregate Bond Index (e)(f)	5.24%	4.65%	5.63%
Barclays Capital U.S. Credit Bond Index (f)	(3.08)%	2.65%	4.86%
Barclays Capital U.S. Government/Mortgage Bond Index (f)	10.17%	5.75%	6.05%
Citigroup World Government Bond Non-Dollar Hedged Index (f)	8.01%	5.36%	5.40%
Citigroup World Government Bond Non-Dollar Index (f)	10.11%	5.97%	5.59%
JPMorgan Emerging Markets Bond Index Global (f)	(10.91)%	5.18%	10.17%

(e)	Effective December 18, 2008, the fund replaced the Barclays Capital U.S. Aggregate Bond Index with the Barclays Capital U.S. Credit Bond Index and Barclays Capital U.S. Government/Mortgage Bond Index, and added the Citigroup World Government Bond Non-Dollar Index as other benchmarks of the fund. It is believed that these benchmark changes more closely correspond to the investment strategy of the fund.

(f)	Source: FactSet Research Systems Inc.

Performance Summary – continued

Benchmark Definitions

Barclays Capital U.S. High-Yield Corporate Bond Index (formerly known as Lehman Brothers U.S. High-Yield Corporate Bond Index) – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Barclays Capital U.S. Credit Bond Index (formerly known as Lehman Brothers U.S. Credit Bond Index) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Government/Mortgage Bond Index (formerly known as Lehman Brothers U.S. Government/Mortgage Bond Index) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.85%	$1,000.00	$882.59	$4.02
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32
Service Class	Actual	1.10%	$1,000.00	$881.15	$5.20
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 90.2%
Aerospace – 0.2%
Hawker Beechcraft Acquisition Co. LLC, 9.75%, 2017		$5,000	$1,350
Vought Aircraft Industries, Inc., 8%, 2011		85,000	57,375

			$58,725

Agency – Other – 0.3%
Citigroup, Inc., 2.875%, 2011		$80,000	$82,494

Airlines – 0.2%
Continental Airlines, Inc., 7.339%, 2014		$78,000	$51,480

Asset Backed & Securitized – 4.8%
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (n)		$100,000	$7,000
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.231%, 2040 (z)		250,000	155,000
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)		114,941	109,193
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035		2,496	2,414
Crest Ltd., CDO, 7%, 2040		137,000	23,290
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031		153,000	150,843
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)		185,000	159,103
Falcon Franchise Loan LLC, 6.5%, 2014 (z)		250,000	132,500
Falcon Franchise Loan LLC, FRN, 3.727%, 2025 (i)(z)		476,721	35,373
First Union National Bank Commercial Mortgage Trust, FRN, 0.896%, 2043 (i)(n)		2,018,265	28,534
First Union-Lehman Brothers Bank of America, FRN, 0.418%, 2028 (i)		1,533,212	18,543
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)		106,759	103,383
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.813%, 2030 (i)		415,853	12,476
Morgan Stanley Capital I, Inc., FRN, 1.485%, 2039 (i)(n)		1,332,449	23,811
Mortgage Capital Funding, Inc., FRN, 2.158%, 2031 (i)		31,716	2
Prudential Securities Secured Financing Corp., FRN, 7.245%, 2013 (z)		171,000	68,182
Salomon Brothers Mortgage Securities, Inc., FRN, 7.058%, 2032 (z)		224,179	216,781

			$1,246,428

Automotive – 1.1%
Accuride Corp., 8.5%, 2015		$20,000	$6,550
Allison Transmission, Inc., 11%, 2015 (n)		95,000	46,550
FCE Bank PLC, 7.125%, 2012	EUR	50,000	46,566
Ford Motor Credit Co. LLC, 12%, 2015		$200,000	149,352
General Motors Corp., 8.375%, 2033		54,000	9,450
Johnson Controls, Inc., 5.25%, 2011		30,000	27,568

			$286,036

Issuer	Shares/Par	Value ($)

BONDS – continued
Broadcasting – 1.6%
Allbritton Communications Co., 7.75%, 2012	$75,000	$36,844
Bonten Media Acquisition Co., 9%, 2015 (p)(z)	20,000	6,000
CanWest MediaWorks LP, 9.25%, 2015 (n)	45,000	17,100
Clear Channel Communications, 10.75%, 2016 (n)	20,000	4,100
DirectTV Holdings LLC, 7.625%, 2016	70,000	67,900
Lamar Media Corp., 6.625%, 2015	65,000	46,962
Lamar Media Corp., “C”, 6.625%, 2015	40,000	28,900
LBI Media, Inc., 8.5%, 2017 (z)	40,000	14,000
LIN TV Corp., 6.5%, 2013	90,000	42,975
Local TV Finance LLC, 9.25%, 2015 (p)(z)	65,000	14,300
Newport Television LLC, 13%, 2017 (n)(p)	65,000	4,956
News America, Inc., 6.4%, 2035	100,000	92,426
Nexstar Broadcasting Group, Inc., 7%, 2014	80,000	34,500
Univision Communications, Inc., 9.75%, 2015 (n)(p)	110,000	13,750

		$424,713

Brokerage & Asset Managers – 0.2%
Lehman Brothers Holdings, Inc., 6.5%, 2017 (d)	$100,000	$10
Merrill Lynch & Co., Inc., 6.4%, 2017	30,000	30,056
Nuveen Investments, Inc., 10.5%, 2015 (n)	110,000	24,337

		$54,403

Building – 1.5%
Associated Materials, Inc., 0% to 2009, 11.25% to 2014	$50,000	$27,750
Building Materials Corp. of America, 7.75%, 2014	40,000	25,200
CRH PLC, 8.125%, 2018	190,000	137,180
Lafarge S.A., 6.15%, 2011	160,000	139,309
Nortek Holdings, Inc., 8.5%, 2014	45,000	10,350
Nortek, Inc., 10%, 2013	30,000	20,400
Ply Gem Industries, Inc., 9%, 2012	55,000	13,200
Ply Gem Industries, Inc., 11.75%, 2013	25,000	13,500

		$386,889

Business Services – 0.4%
First Data Corp., 9.875%, 2015	$85,000	$51,425
SunGard Data Systems, Inc., 10.25%, 2015	71,000	46,860

		$98,285

Cable TV – 1.3%
CCH II Holdings LLC, 10.25%, 2010	$75,000	$34,500
CCO Holdings LLC, 8.75%, 2013	180,000	113,400
CSC Holdings, Inc., 6.75%, 2012	45,000	41,175
NTL Cable PLC, 9.125%, 2016	100,000	74,000
TCI Communications, Inc., 9.8%, 2012	81,000	85,391

		$348,466

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – 1.3%
Innophos Holdings, Inc., 8.875%, 2014	$45,000	$31,500
Momentive Performance Materials, Inc., 11.5%, 2016	100,000	29,500
Nalco Co., 7.75%, 2011	65,000	62,400
Nalco Co., 8.875%, 2013	55,000	46,475
Nalco Finance Holdings, Inc., 0% to 2009, 9% to 2014	55,000	39,600
Yara International A.S.A., 5.25%, 2014 (n)	150,000	134,779

		$344,254

Construction – 0.4%
Lennar Corp., 5.125%, 2010	$130,000	$105,300

Consumer Goods & Services – 2.2%
Corrections Corp. of America, 6.25%, 2013	$35,000	$32,550
Fortune Brands, Inc., 5.125%, 2011	107,000	102,774
Jarden Corp., 7.5%, 2017	20,000	13,650
KAR Holdings, Inc., 10%, 2015	50,000	16,500
Procter & Gamble Co., 4.6%, 2014	80,000	83,832
Service Corp. International, 7%, 2017	80,000	60,000
Service Corp. International, 7.625%, 2018	69,000	51,060
Ticketmaster, 10.75%, 2016 (n)	25,000	13,500
Western Union Co., 5.4%, 2011	210,000	201,848

		$575,714

Containers – 1.3%
Crown Americas LLC, 7.625%, 2013	$40,000	$39,600
Graham Packaging Holdings Co., 9.875%, 2014	55,000	33,825
Greif, Inc., 6.75%, 2017	145,000	128,325
Owens-Brockway Glass Container, Inc., 8.25%, 2013	140,000	137,900

		$339,650

Defense Electronics – 0.9%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$139,000	$129,298
L-3 Communications Corp., 6.125%, 2014	110,000	99,825

		$229,123

Electronics – 0.3%
Avago Technologies Ltd., 11.875%, 2015	$20,000	$13,900
Flextronics International Ltd., 6.25%, 2014	75,000	55,875
Freescale Semiconductor, Inc., 8.875%, 2014	30,000	13,200
Spansion, Inc., 11.25%, 2016 (n)	55,000	3,850

		$86,825

Emerging Market Quasi-Sovereign – 1.2%
Banco Nacional de Desenvolvimento Economico e Social, 6.369%, 2018 (n)	$100,000	$95,000
Corporacion Nacional del Cobre de Chile, 4.75%, 2014	100,000	93,919
National Power Corp., FRN, 6.403%, 2011	60,000	51,700
Pemex Project Funding Master Trust, 5.75%, 2018 (n)	92,000	81,190

		$321,809

Issuer	Shares/Par	Value ($)

BONDS – continued
Emerging Market Sovereign – 1.5%
Federative Republic of Brazil, 8%, 2018	$44,000	$49,280
Republic of Argentina, FRN, 3.127%, 2012	44,650	23,698
Republic of Colombia, 7.375%, 2017	133,000	138,320
Republic of Philippines, 9.375%, 2017	30,000	32,400
Republic of Uruguay, 8%, 2022	100,000	92,500
United Mexican States, 6.625%, 2015	8,000	8,480
United Mexican States, 8.3%, 2031	45,000	55,125

		$399,803

Energy – Independent – 2.8%
Chaparral Energy, Inc., 8.875%, 2017	$55,000	$11,000
Chesapeake Energy Corp., 6.375%, 2015	225,000	177,750
Forest Oil Corp., 7.25%, 2019	55,000	40,150
Hilcorp Energy I LP, 7.75%, 2015 (n)	75,000	52,875
Hilcorp Energy I LP, 9%, 2016 (n)	65,000	46,475
Mariner Energy, Inc., 8%, 2017	55,000	28,600
Newfield Exploration Co., 6.625%, 2014	70,000	57,400
Newfield Exploration Co., 6.625%, 2016	15,000	11,925
Nexen, Inc., 6.4%, 2037	140,000	109,547
OPTI Canada, Inc., 8.25%, 2014	110,000	59,400
Plains Exploration & Production Co., 7%, 2017	85,000	58,225
Quicksilver Resources, Inc., 7.125%, 2016	80,000	42,800
Range Resource Corp., 7.5%, 2016	5,000	4,337
SandRidge Energy, Inc., 8.625%, 2015 (p)	24,000	12,600
SandRidge Energy, Inc., 8%, 2018 (n)	50,000	27,750

		$740,834

Energy – Integrated – 0.3%
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022 (n)	$100,000	$82,570

Entertainment – 0.2%
AMC Entertainment, Inc., 11%, 2016	$40,000	$27,950
Marquee Holdings, Inc., 9.505%, 2014	35,000	17,850
Time Warner, Inc., 6.5%, 2036	10,000	9,066

		$54,866

Financial Institutions – 2.2%
American Express Centurion Bank, 5.2%, 2010	$250,000	$242,685
General Electric Capital Corp., FRN, 2.93%, 2012	90,000	74,400
GMAC Commercial Mortgage Securities, Inc., 6.875%, 2011 (z)	55,000	45,059
GMAC Commercial Mortgage Securities, Inc., 8%, 2031 (z)	28,000	16,643
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	200,000	64,102
ORIX Corp., 5.48%, 2011	180,000	135,230

		$578,119

Food & Beverages – 1.7%
ARAMARK Corp., 8.5%, 2015	$45,000	$40,725
B&G Foods, Inc., 8%, 2011	45,000	38,250
Dean Foods Co., 7%, 2016	40,000	34,000
Del Monte Corp., 6.75%, 2015	50,000	43,000
Kraft Foods, Inc., 6.125%, 2018	80,000	78,870

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Food & Beverages – continued
Miller Brewing Co., 5.5%, 2013 (n)		$150,000	$139,858
Tyson Foods, Inc., 7.35%, 2016		90,000	66,600

			$441,303

Food & Drug Stores – 0.1%
CVS Caremark Corp., 5.75%, 2017		$19,000	$17,888

Forest & Paper Products – 1.5%
Buckeye Technologies, Inc., 8%, 2010		$4,000	$3,640
Buckeye Technologies, Inc., 8.5%, 2013		125,000	106,250
Georgia-Pacific Corp., 7.125%, 2017 (n)		35,000	29,400
Georgia-Pacific Corp., 8%, 2024		25,000	16,875
Graphic Packaging International Corp., 9.5%, 2013		35,000	24,150
International Paper Co., 7.95%, 2018		50,000	39,518
Jefferson Smurfit Corp., 8.25%, 2012		25,000	4,250
JSG Funding PLC, 7.75%, 2015	EUR	65,000	60,537
Millar Western Forest Products Ltd., 7.75%, 2013		$75,000	37,500
Smurfit-Stone Container Corp., 8%, 2017		13,000	2,470
Stora Enso Oyj, 6.404%, 2016 (z)		100,000	66,024

			$390,614

Gaming & Lodging – 1.6%
Boyd Gaming Corp., 6.75%, 2014		$40,000	$25,200
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)		65,000	6,337
Harrah’s Operating Co., Inc., 10.75%, 2016 (n)		121,000	34,485
Harrah’s Operating Co., Inc., 10%, 2018 (z)		27,000	9,855
Host Hotels & Resorts, Inc., 7.125%, 2013		35,000	28,175
Host Hotels & Resorts, Inc., 6.75%, 2016		20,000	14,600
MGM Mirage, 8.375%, 2011		175,000	104,125
MGM Mirage, 6.75%, 2013		25,000	16,750
Pinnacle Entertainment, Inc., 8.75%, 2013		5,000	3,950
Pinnacle Entertainment, Inc., 7.5%, 2015		90,000	52,200
Scientific Games Corp., 6.25%, 2012		85,000	68,425
Station Casinos, Inc., 6%, 2012		35,000	7,000
Station Casinos, Inc., 6.5%, 2014		85,000	4,888
Station Casinos, Inc., 6.875%, 2016		180,000	10,350
Trump Entertainment Resorts Holdings, Inc., 8.5%, 2015 (d)		145,000	19,213
Wyndham Worldwide Corp., 6%, 2016		40,000	16,123

			$421,676

Industrial – 0.8%
Blount International, Inc., 8.875%, 2012		$75,000	$69,375
JohnsonDiversey, Inc., 9.625%, 2012	EUR	20,000	20,295
JohnsonDiversey, Inc., “B”, 9.625%, 2012		$75,000	61,500
Steelcase, Inc., 6.5%, 2011		61,000	57,445

			$208,615

Issuer	Shares/Par		Value ($)

BONDS – continued
Insurance – 0.8%
Allianz AG, 5.5% to 2014, FRN to 2049	EUR	105,000	$107,268
ING Groep N.V., 5.775% to 2015, FRN to 2049		$210,000	89,941

			$197,209

Insurance – Property & Casualty – 0.7%
AXIS Capital Holdings Ltd., 5.75%, 2014		$180,000	$138,104
USI Holdings Corp., 9.75%, 2015 (z)		95,000	37,881

			$175,985

International Market Quasi-Sovereign – 0.2%
Canada Housing Trust, 4.6%, 2011 (n)	CAD	63,000	$54,852

International Market Sovereign – 24.7%
Bundesrepublik Deutschland, 4.25%, 2018	EUR	76,000	$116,726
Commonwealth of Australia, 6%, 2017	AUD	61,000	48,775
Federal Republic of Germany, 5.25%, 2010	EUR	353,000	513,867
Federal Republic of Germany, 3.75%, 2015		152,000	225,207
Federal Republic of Germany, 6.25%, 2030		180,000	334,922
Government of Canada, 4.5%, 2015	CAD	105,000	97,037
Government of Canada, 5.75%, 2033		28,000	30,857
Government of Japan, 1.5%, 2012	JPY	14,000,000	159,401
Government of Japan, 1.3%, 2014		62,000,000	704,992
Government of Japan, 1.7%, 2017		46,000,000	539,285
Government of Japan, 2.2%, 2027		27,000,000	320,809
Government of Japan, 2.4%, 2037		15,000,000	186,972
Kingdom of Denmark, 4%, 2015	DKK	247,000	48,179
Kingdom of Netherlands, 3.75%, 2014	EUR	46,000	66,144
Kingdom of Spain, 5.35%, 2011		380,000	562,939
Kingdom of Sweden, 4.5%, 2015	SEK	415,000	59,781
Republic of Austria, 4.65%, 2018	EUR	293,000	434,226
Republic of France, 4.75%, 2012		65,000	97,055
Republic of France, 5%, 2016		160,000	249,478
Republic of France, 6%, 2025		78,000	138,728
Republic of France, 4.75%, 2035		297,000	475,779
Republic of Ireland, 4.6%, 2016		342,000	496,365
United Kingdom Treasury, 8%, 2015	GBP	154,000	287,032
United Kingdom Treasury, 8%, 2021		49,000	102,927
United Kingdom Treasury, 4.25%, 2036		103,000	159,461

			$6,456,944

Machinery & Tools – 0.8%
Atlas Copco AB, 5.6%, 2017 (n)		$160,000	$150,305
Case New Holland, Inc., 7.125%, 2014		75,000	53,250

			$203,555

Major Banks – 1.4%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049		$240,000	$96,157
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)		26,000	14,749
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)		100,000	63,571

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Natixis S.A., 10% to 2018, FRN to 2049 (n)	$130,000	$69,240
Royal Bank of Scotland Group PLC, 9.118%, 2049	93,000	79,397
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	125,000	47,823

		$370,937

Medical & Health Technology & Services – 3.5%
Biomet, Inc., 10%, 2017	$25,000	$24,000
Biomet, Inc., 11.625%, 2017	55,000	47,025
Cardinal Health, Inc., 5.8%, 2016	94,000	85,040
Community Health Systems, Inc., 8.875%, 2015	110,000	101,200
Cooper Cos., Inc., 7.125%, 2015	35,000	29,400
DaVita, Inc., 6.625%, 2013	18,000	17,100
DaVita, Inc., 7.25%, 2015	78,000	74,100
HCA, Inc., 6.375%, 2015	135,000	82,350
HCA, Inc., 9.25%, 2016	165,000	151,387
Hospira, Inc., 5.55%, 2012	50,000	47,373
Hospira, Inc., 6.05%, 2017	40,000	32,489
McKesson Corp., 5.7%, 2017	40,000	36,183
Owens & Minor, Inc., 6.35%, 2016	70,000	58,987
Psychiatric Solutions, Inc., 7.75%, 2015	35,000	25,725
U.S. Oncology, Inc., 10.75%, 2014	55,000	44,825
Universal Hospital Services, Inc., 8.5%, 2015 (p)	35,000	24,850
Universal Hospital Services, Inc., FRN, 6.302%, 2015	10,000	6,100
VWR Funding, Inc., 10.25%, 2015 (p)	35,000	22,050

		$910,184

Metals & Mining – 1.3%
Arch Western Finance LLC, 6.75%, 2013	$55,000	$47,850
FMG Finance Ltd., 10.625%, 2016 (n)	85,000	49,300
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	125,000	102,500
Freeport-McMoRan Copper & Gold, Inc., FRN, 7.083%, 2015	35,000	23,100
Peabody Energy Corp., 7.375%, 2016	20,000	18,800
Peabody Energy Corp., “B”, 6.875%, 2013	90,000	85,275
Rio Tinto Finance USA Ltd., 5.875%, 2013	30,000	23,895

		$350,720

Mortgage Backed – 3.6%
Fannie Mae, 6%, 2017	$110,284	$114,832
Fannie Mae, 5.5%, 2020-2035	795,456	819,713

		$934,545

Natural Gas – Distribution – 0.3%
AmeriGas Partners LP, 7.125%, 2016	$65,000	$52,000
Inergy LP, 6.875%, 2014	45,000	35,100

		$87,100

Natural Gas – Pipeline – 2.4%
Atlas Pipeline Partners LP, 8.125%, 2015	$45,000	$30,375
CenterPoint Energy, Inc., 7.875%, 2013	192,000	177,848

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Pipeline – continued
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	$75,000	$64,931
El Paso Corp., 7.25%, 2018	40,000	31,747
Kinder Morgan Energy Partners LP, 6%, 2017	90,000	78,136
Kinder Morgan Finance Corp., 5.35%, 2011	169,000	150,832
Spectra Energy Capital LLC, 8%, 2019	66,000	68,491
Williams Partners LP, 7.25%, 2017	40,000	31,600

		$633,960

Network & Telecom – 2.8%
Cincinnati Bell, Inc., 8.375%, 2014	$55,000	$42,350
Citizens Communications Co., 9.25%, 2011	93,000	88,350
Citizens Communications Co., 9%, 2031	75,000	47,250
Deutsche Telekom International Finance B.V., 8%, 2010	58,000	59,744
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	55,000	38,500
Qwest Communications International, Inc., 7.25%, 2011	105,000	88,200
Qwest Corp., 8.875%, 2012	35,000	32,375
Qwest Corp., 7.5%, 2014	65,000	53,950
Telecom Italia Capital, 4.875%, 2010	26,000	23,530
Telefonica Europe B.V., 7.75%, 2010	120,000	121,843
Verizon Communications, Inc., 8.75%, 2018	80,000	93,858
Windstream Corp., 8.625%, 2016	40,000	35,400

		$725,350

Oil Services – 0.4%
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)	$100,000	$78,000
Weatherford International Ltd., 6.35%, 2017	30,000	25,603

		$103,603

Oils – 0.5%
Premcor Refining Group, Inc., 7.5%, 2015	$140,000	$126,058

Other Banks & Diversified Financials – 1.3%
Banco Mercantil del Norte S.A., 5.875% to 2009, FRN to 2014 (n)	$82,000	$68,060
Bosphorus Financial Services Ltd., FRN, 3.948%, 2012 (z)	81,250	69,163
Swedbank AB, 9% to 2010, FRN to 2049 (n)	120,000	79,207
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	120,000	65,535
UFJ Finance Aruba AEC, 6.75%, 2013	70,000	68,418

		$350,383

Pharmaceuticals – 0.2%
Teva Pharmaceutical Finance LLC, 5.55%, 2016	$39,000	$38,439

Pollution Control – 0.2%
Allied Waste North America, Inc., 7.125%, 2016	$45,000	$40,950

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Printing & Publishing – 0.4%
American Media Operations, Inc., 10.25%, 2009 (d)(z)	$1,891	$380
American Media Operations, Inc., “B”, 10.25%, 2009 (d)	52,000	10,465
Dex Media West LLC, 9.875%, 2013	102,000	24,225
Idearc, Inc., 8%, 2016	45,000	3,375
Nielsen Finance LLC, 10%, 2014	55,000	44,000
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	66,000	23,925
Quebecor World, Inc., 6.125%, 2013 (d)	35,000	963
Tribune Co., 5.25%, 2015 (d)	35,000	1,575

		$108,908

Railroad & Shipping – 0.2%
Panama Canal Railway Co., 7%, 2026 (n)	$100,000	$55,000

Real Estate – 0.6%
ERP Operating LP, REIT, 5.75%, 2017	$60,000	$41,415
Simon Property Group, Inc., REIT, 6.1%, 2016	190,000	121,413

		$162,828

Retailers – 0.7%
Couche-Tard, Inc., 7.5%, 2013	$65,000	$51,350
Limited Brands, Inc., 5.25%, 2014	68,000	39,227
Macy’s Retail Holdings, Inc., 7.875%, 2015	120,000	86,432

		$177,009

Specialty Stores – 0.1%
Payless ShoeSource, Inc., 8.25%, 2013	$50,000	$37,500

Supermarkets – 0.2%
Safeway, Inc., 4.95%, 2010	$54,000	$53,419

Supranational – 0.6%
Central American Bank, 4.875%, 2012 (n)	$140,000	$144,759

Telecommunications – Wireless – 1.8%
Alltel Corp., 7%, 2012	$68,000	$67,660
MetroPCS Wireless, Inc., 9.25%, 2014	60,000	53,700
Rogers Cable, Inc., 5.5%, 2014	79,000	72,882
Sprint Nextel Corp., 8.375%, 2012	75,000	60,000
Sprint Nextel Corp., FRN, 4.168%, 2010	20,000	16,754
Vodafone Group PLC, 5.375%, 2015	140,000	131,865
Wind Acquisition Finance S.A., 10.75%, 2015 (z)	75,000	64,500

		$467,361

Tobacco – 0.4%
Reynolds American, Inc., 6.75%, 2017	$135,000	$107,161

Transportation – 0.3%
IIRSA Norte Finance Ltd., 8.75%, 2024	$116,763	$84,069

Transportation – Services – 0.1%
Hertz Corp., 8.875%, 2014	$55,000	$33,825

U.S. Government Agencies – 2.7%
Small Business Administration, 6.35%, 2021	$78,604	$82,249
Small Business Administration, 4.34%, 2024	136,749	135,056
Small Business Administration, 4.99%, 2024	158,246	161,125

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies – continued
Small Business Administration, 4.625%, 2025	$72,141	$72,166
Small Business Administration, 4.86%, 2025	182,840	185,096
Small Business Administration, 5.11%, 2025	67,915	69,425

		$705,117

U.S. Treasury Obligations – 1.6%
U.S. Treasury Bonds, 5.375%, 2031 (f)	$51,000	$70,077
U.S. Treasury Bonds, 4.5%, 2036	17,000	22,586
U.S. Treasury Notes, 4.75%, 2012	150,000	166,828
U.S. Treasury Notes, 4.5%, 2015	40,000	47,438
U.S. Treasury Notes, 4.625%, 2017	100,000	118,266

		$425,195

Utilities – Electric Power – 3.5%
Beaver Valley Funding Corp., 9%, 2017	$157,000	$147,186
Dynegy Holdings, Inc., 7.5%, 2015	50,000	35,000
Edison Mission Energy, 7%, 2017	130,000	113,100
FirstEnergy Corp., 6.45%, 2011	94,000	88,854
HQI Transelec Chile S.A., 7.875%, 2011	130,000	128,971
Mirant North America LLC, 7.375%, 2013	65,000	62,400
NRG Energy, Inc., 7.375%, 2016	195,000	181,350
Reliant Energy, Inc., 7.875%, 2017	33,000	26,730
Texas Competitive Electric Holdings LLC, 10.25% to 2010, 10.5% to 2015 (n)	185,000	131,350

		$914,941

Total Bonds (Identified Cost, $28,774,681)		$23,614,748

FLOATING RATE LOANS (g)(r) – 2.3%
Aerospace – 0.2%
Hawker Beechcraft Acquisition Co. LLC, Letter of Credit, 3.45%, 2014	$3,861	$1,988
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 2.78%, 2014	87,193	44,904

		$46,892

Automotive – 0.6%
Accuride Corp., Term Loan B, 5.56%, 2012	$5,802	$3,931
Allison Transmission, Inc., Term Loan B, 4.58%, 2014	71,986	39,798
Federal-Mogul Corp., Term Loan B, 3.48%, 2014	53,958	24,281
Ford Motor Co., Term Loan B, 5%, 2013	27,951	11,215
General Motors, Term Loan B, 5.79%, 2013 (o)	65,581	29,511
Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.22%, 2014	79,598	49,948

		$158,684

Broadcasting – 0.1%
Gray Television, Inc., Delayed Draw Term Loan, 2014 (o)	$22,154	$8,363
Young Broadcasting, Inc., Term Loan, 5.24%, 2012	37,306	12,684
Young Broadcasting, Inc., Term Loan B-1, 5.25%, 2012	19,894	6,764

		$27,811

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Building – 0.0%
Building Materials Holding Corp., Term Loan, 2014 (o)	$6,668	$3,977

Business Services – 0.2%
First Data Corp., Term Loan B-1, 3.21%, 2014	$69,583	$44,508

Cable TV – 0.2%
Charter Communications Operating LLC, Term Loan, 5.06%, 2014	$18,640	$13,607
CSC Holdings, Inc., Incremental Term Loan, 2.94%, 2013	53,250	45,240

		$58,847

Electronics – 0.0%
Freescale Semiconductor, Inc., Term Loan B, 3.93%, 2013	$18,875	$10,811

Forest & Paper Products – 0.1%
Abitibi-Consolidated, Inc., Term Loan, 11.5%, 2009	$19,185	$13,957

Gaming & Lodging – 0.0%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 5.07%, 2014	$47,816	$5,499

Medical & Health Technology & Services – 0.1%
Community Health Systems, Inc., Delayed Draw Term Loan, 1.8%, 2014 (q)	$312	$242
Community Health Systems, Inc., Term Loan B, 4.44%, 2014	6,104	4,732
HCA, Inc., Term Loan B, 3.7%, 2013	23,115	18,073

		$23,047

Printing & Publishing – 0.1%
Nielsen Finance LLC, Term Loan B, 4.24%, 2013 (o)	$32,891	$22,140
Tribune Co., Incremental Term Loan, 6.5%, 2014 (d)	82,134	14,921

		$37,061

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Specialty Chemicals – 0.1%
Lyondell Chemical Co., Term Loan B2, 2014 (o)	$27,379	$12,320

Specialty Stores – 0.0%
Michaels Stores, Inc., Term Loan B, 3.52%, 2013	$13,671	$7,030

Utilities – Electric Power – 0.6%
Calpine Corp., Term Loan, 4.33%, 2014	$57,976	$42,530
NRG Energy, Inc., Letter of Credit, 2.95%, 2013	13,064	11,284
NRG Energy, Inc., Term Loan, 1.96%, 2013	26,584	22,962
Texas Competitive Electric Holdings Co. LLC, Term Loan B-3, 5.36%, 2014	94,547	65,356

		$142,132

Total Floating Rate Loans (Identified Cost, $922,718)		$592,576

PREFERRED STOCKS – 0.1%
Automotive – 0.1%
Preferred Blocker, Inc., 9% (z) (Identified Cost, $13,860)	18	$13,860

REPURCHASE AGREEMENTS – 5.2%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $1,359,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$1,359,000	$1,359,000

Total Investments (Identified Cost, $31,070,259)		$25,580,184

OTHER ASSETS, LESS LIABILITIES – 2.2%		584,745

Net Assets – 100.0%		$26,164,929

Portfolio of Investments – continued

(d)	Non-income producing security – in default.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,324,637, representing 8.9% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
American Media Operations, Inc., 10.25%, 2009	12/01/06-11/28/07	$1,874	$380
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.231%, 2040	3/01/06	250,000	155,000
Bonten Media Acquisition Co., 9%, 2015	5/31/07	20,050	6,000
Bosphorus Financial Services Ltd., FRN, 3.948%, 2012	3/08/05	81,250	69,163
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	3/08/07	115,515	109,193
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	182,175	159,103
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	231,126	132,500
Falcon Franchise Loan LLC, FRN, 3.727%, 2025	1/29/03	57,037	35,373
GMAC Commercial Mortgage Securities, Inc., 6.875%, 2011	12/26/08	45,059	45,059
GMAC Commercial Mortgage Securities, Inc., 8%, 2031	12/26/08	16,643	16,643
Harrah’s Operating Co., Inc., 10%, 2018	1/30/08-10/03/08	31,183	9,855
LBI Media, Inc., 8.5%, 2017	7/18/07	39,340	14,000
Local TV Finance LLC, 9.25%, 2015	11/09/07-12/11/07	62,713	14,300
Preferred Blocker, Inc., 9%	12/26/08	13,860	13,860
Prudential Securities Secured Financing Corp., FRN, 7.245%, 2013	12/06/04	189,843	68,182
Salomon Brothers Mortgage Securities, Inc., FRN, 7.058%, 2032	1/07/05	257,552	216,781
Stora Enso Oyj, 6.404%, 2016	4/10/06	99,613	66,024
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	96,856	37,881
Wind Acquisition Finance S.A., 10.75%, 2015	3/19/08	75,188	64,500
Total Restricted Securities			$1,233,797
% of Net Assets			4.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLN	Credit-Linked Note

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

REIT	Real Estate Investment Trust

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

SEK	Swedish Krona

Derivative Contracts at 12/31/08

Forward Foreign Currency Exchange Contracts at 12/31/08

	Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
	SELL	CAD	213,713	2/19/09	$178,236	$173,075	$5,161
	SELL	EUR	1,783,256	2/19/09	2,552,795	2,474,347	78,448
	SELL	GBP	347,748	2/17/09	517,056	499,414	17,642
	BUY	JPY	32,629,880	2/18/09	359,653	360,279	626
	SELL	SEK	429,664	1/30/09	54,780	54,307	473

							$102,350

Depreciation
	SELL	AUD	59,793	1/07/09	$40,447	$41,678	$(1,231)
	SELL	DKK	253,619	1/07/09	43,297	47,357	(4,060)
	SELL	JPY	78,542,376	2/17/09	864,119	867,199	(3,080)
	BUY	MXN	414,872	1/16/09	30,235	29,841	(394)

							$(8,765)

Futures contracts outstanding at 12/31/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Note 5 yr (Long)	17	$2,023,930	Mar-09	$67,941

Swap agreements at 12/31/08

Expiration	Notional Amount			Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	50,000		JPMorgan Chase Bank	4.1% (fixed rate)	(1)	$(33,101)
9/20/10	USD	120,000		Merrill Lynch International	(2)	0.68% (fixed rate)	11,782
3/20/13	USD	190,000		Goldman Sachs International	(3)	2.129% (fixed rate)	30,351
6/20/13	USD	800,000	(a)	Morgan Stanley Capital Services, Inc.	(4)	5.0% (fixed rate)	123,059
9/20/13	USD	90,000		Merrill Lynch International	(5)	0.77% (fixed rate)	2,654
12/20/13	USD	90,000		Merrill Lynch International	(6)	2.0% (fixed rate)	(3,200)
12/20/13	USD	70,000		JPMorgan Chase Bank	(7)	0.78% (fixed rate)	4,135

							$135,680

Portfolio of Investments – continued

Swap agreements at 12/31/08 – continued

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Abitibi Consolidated, Inc., 8.375%, 4/01/15, a Caa2 rated bond. The fund entered into the contract to gain issuer exposure.

(2)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Lennar Corp., 5.95%, 3/01/13.

(3)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Simon Property Group, Inc., 6.35%, 8/28/12.

(4)	Fund, as protection buyer, to receive notional amount upon a defined credit event by a reference obligation specified in the CDX. NA. HY. 10 Index.

(5)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Autozone, inc., 5.875%, 10/15/12.

(6)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Aetna, Inc., 6.625%, 6/15/36.

(7)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Arrow Electric, Inc., 6.875%, 6/01/18.

(a)	Net unamortized premiums paid by the fund amounted to $47,811.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At December 31, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $31,070,259)	$25,580,184
Cash	31,189
Receivable for forward foreign currency exchange contracts	102,350
Receivable for investments sold	2,992
Receivable for fund shares sold	8,414
Interest receivable	500,935
Receivable from investment adviser	9,621
Swaps, at value (net unamortized premiums paid, $47,811)	171,981
Other assets	1,040
Total assets		$26,408,706
Liabilities
Payable for forward foreign currency exchange contracts	$8,765
Payable for daily variation margin on open futures contracts	9,031
Payable for investments purchased	50,708
Payable for fund shares reacquired	49,831
Swaps, at value	36,301
Payable to affiliates
Management fee	1,001
Shareholder servicing costs	161
Distribution fees	79
Administrative services fee	96
Payable for independent trustees’ compensation	41
Accrued expenses and other liabilities	87,763
Total liabilities		$243,777
Net assets		$26,164,929
Net assets consist of
Paid-in capital	$30,646,219
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(5,244,695)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,485,053)
Undistributed net investment income	2,248,458
Net assets		$26,164,929
Shares of beneficial interest outstanding		3,008,660
Initial Class shares
Net assets	$20,330,815
Shares outstanding	2,330,472
Net asset value per share		$8.72
Service Class shares
Net assets	$5,834,114
Shares outstanding	678,188
Net asset value per share		$8.60

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Interest income		$2,215,436
Expenses
Management fee	$255,424
Distribution fees	16,120
Shareholder servicing costs	7,152
Administrative services fee	17,550
Independent trustees’ compensation	1,445
Custodian fee	37,686
Shareholder communications	14,210
Auditing fees	61,464
Legal fees	1,370
Miscellaneous	17,138
Total expenses		$429,559
Fees paid indirectly	(741)
Reduction of expenses by investment adviser	(123,660)
Net expenses		$305,158
Net investment income		$1,910,278
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(784,586)
Futures contracts	120,308
Swap transactions	(31,244)
Foreign currency transactions	123,820
Net realized gain (loss) on investments and foreign currency transactions		$(571,702)
Change in unrealized appreciation (depreciation)
Investments	$(5,281,077)
Futures contracts	66,358
Swap transactions	74,746
Translation of assets and liabilities in foreign currencies	65,922
Net unrealized gain (loss) on investments and foreign currency translation		$(5,074,051)
Net realized and unrealized gain (loss) on investments and foreign currency		$(5,645,753)
Change in net assets from operations		$(3,735,475)

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$1,910,278	$2,179,245
Net realized gain (loss) on investments and foreign currency transactions	(571,702)	26,912
Net unrealized gain (loss) on investments and foreign currency translation	(5,074,051)	(813,945)
Change in net assets from operations	$(3,735,475)	$1,392,212
Distributions declared to shareholders
From net investment income
Initial Class	$(1,961,317)	$(1,464,241)
Service Class	(389,438)	(352,339)
Total distributions declared to shareholders	$(2,350,755)	$(1,816,580)
Change in net assets from fund share transactions	$(8,447,947)	$4,432,024
Total change in net assets	$(14,534,177)	$4,007,656
Net assets
At beginning of period	40,699,106	36,691,450
At end of period (including undistributed net investment income of $2,248,458 and $2,145,879, respectively)	$26,164,929	$40,699,106

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.55	$10.67	$10.64	$11.25	$11.02
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.59	$0.57	$0.56	$0.59
Net realized and unrealized gain (loss) on investments and foreign currency	(1.76)	(0.20)	0.11	(0.37)	0.22
Total from investment operations	$(1.20)	$0.39	$0.68	$0.19	$0.81
Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.51)	$(0.57)	$(0.76)	$(0.58)
From net realized gain on investments	—	—	(0.08)	(0.04)	—
Total distributions declared to shareholders	$(0.63)	$(0.51)	$(0.65)	$(0.80)	$(0.58)
Net asset value, end of period	$8.72	$10.55	$10.67	$10.64	$11.25
Total return (%) (k)(r)(s)	(12.12)	3.79	6.67	1.89	7.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.16	1.36	1.25	1.08
Expenses after expense reductions (f)	0.85	0.85	0.88	0.90	0.90
Net investment income	5.66	5.63	5.43	5.24	5.41
Portfolio turnover	41	49	66	64	69
Net assets at end of period (000 Omitted)	$20,331	$32,507	$30,008	$32,323	$33,700

See Notes to Financial Statements

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.40	$10.54	$10.52	$11.13	$10.91
Income (loss) from investment operations
Net investment income (d)	$0.53	$0.56	$0.53	$0.53	$0.57
Net realized and unrealized gain (loss) on investments and foreign currency	(1.73)	(0.21)	0.11	(0.37)	0.21
Total from investment operations	$(1.20)	$0.35	$0.64	$0.16	$0.78
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.49)	$(0.54)	$(0.73)	$(0.56)
From net realized gain on investments	—	—	(0.08)	(0.04)	—
Total distributions declared to shareholders	$(0.60)	$(0.49)	$(0.62)	$(0.77)	$(0.56)
Net asset value, end of period	$8.60	$10.40	$10.54	$10.52	$11.13
Total return (%) (k)(r)(s)	(12.26)	3.42	6.39	1.62	7.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.41	1.62	1.50	1.32
Expenses after expense reductions (f)	1.10	1.10	1.13	1.15	1.14
Net investment income	5.46	5.39	5.18	4.99	5.01
Portfolio turnover	41	49	66	64	69
Net assets at end of period (000 Omitted)	$5,834	$8,192	$6,684	$6,191	$4,500

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by a third party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by a third party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by a third party pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by a third party pricing service. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$—	$25,580,184	$—	$25,580,184
Other Financial Instruments	$67,941	$229,265	$—	$297,206

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts, forward foreign currency exchange contracts, and swap agreements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for

Notes to Financial Statements – continued

financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties and collateral, in the form of cash or securities, may be required to be posted by the counterparty to the fund and held in segregated accounts with the fund’s custodian. Counterparty risk is further mitigated by having ISDA Master Agreements between the fund and its counterparties providing for netting as described above.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to swap transactions where physical settlement applies, the delivery by the buyer to the seller of a deliverable reference obligation as defined by the contract. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Obligation acceleration, obligation default, or repudiation/moratorium are generally applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. In the event that a defined credit event occurs, the protection buyer, under the terms of the swap contract, designates which security will be delivered to satisfy the reference obligation. Upon designation of the reference security (or upon delivery of the reference security in the case of physical settlement), the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Absent any recoveries under recourse or collateral provisions, the maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s reference obligation.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments.

Notes to Financial Statements – continued

Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At December 31, 2008, the portfolio had unfunded loan commitments of $208, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$2,350,755	$1,816,580

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$31,269,313
Gross appreciation	609,475
Gross depreciation	(6,298,604)
Net unrealized appreciation (depreciation)	$(5,689,129)
Undistributed ordinary income	2,839,930
Capital loss carryforwards	(1,202,761)
Other temporary differences	(429,330)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/14	$(198,631)
12/31/15	(3,859)
12/31/16	(1,000,271)
$(1,202,761)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser agreed in writing to reduce its management fee to 0.70% for the first $1.0 billion of average daily net assets and 0.65% of average daily net assets in excess of $1.0 billion. This written agreement terminated on December 31, 2008. This management fee reduction amounted to $17,028, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

Effective January 1, 2009, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2009. For the year ended December 31, 2008, this reduction amounted to $106,459 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2008, the fee was $6,889, which equated to 0.0203% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2008, these costs amounted to $263.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to

Notes to Financial Statements – continued

provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0516% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $303 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $173, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$263,398	$2,267,669
Investments (non-U.S. Government securities)	$12,676,264	$16,718,295

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	463,118	$4,610,735	586,120	$6,148,472
Service Class	186,134	1,703,408	272,667	2,839,173
	649,252	$6,314,143	858,787	$8,987,645
Shares issued to shareholders in reinvestment of distributions
Initial Class	197,118	$1,961,317	141,336	$1,464,241
Service Class	39,617	389,438	34,408	352,339
	236,735	$2,350,755	175,744	$1,816,580
Shares reacquired
Initial Class	(1,412,429)	$(13,811,614)	(455,979)	$(4,777,970)
Service Class	(335,110)	(3,301,231)	(153,620)	(1,594,231)
	(1,747,539)	$(17,112,845)	(609,599)	$(6,372,201)
Net change
Initial Class	(752,193)	$(7,239,562)	271,477	$2,834,743
Service Class	(109,359)	(1,208,385)	153,455	1,597,281
	(861,552)	$(8,447,947)	424,932	$4,432,024

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $170 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Strategic Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo James Calmas Robert Persons Matthew Ryan Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Series’ investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Series’ investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Series for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Series’ advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Series, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Series’ total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Series’ Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series’ Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel

Board Review of Investment Advisory Agreement – continued

during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Series’ advisory fee, the Trustees considered, among other information, the Series’ advisory fee and the total expense ratio of the Series’ Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets up to $1 billion, and to waive a further portion of its advisory fee on average daily net assets over $1 billion, and that MFS has agreed to amend the Series’ investment advisory agreement to reflect such waiver effective January 1, 2009. The Trustees considered that MFS currently observes an expense limitation for the Series. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee waiver and expense limitation), the Series’ effective advisory fee rate was lower than the Lipper expense group median, and the Series’ total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series’ advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Series were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series’ portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series’ investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT” in the “Products & Performance” section on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2008 and 2007, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2008	2007
Fees billed by Deloitte:
MFS Core Equity Series	39,706	41,135
MFS Emerging Growth Series	39,706	41,135
MFS Global Equity Series	39,004	40,456

MFS High Income Series	53,155	50,643
MFS Investors Growth Stock Series	39,004	40,456
MFS Investors Trust Series	39,004	40,456
MFS Mid Cap Growth Series	39,004	40,456
MFS Money Market Series	22,835	24,834
MFS New Discovery Series	39,004	40,456
MFS Research Bond Series	49,548	50,643
MFS Research International Series	38,995	40,447
MFS Research Series	39,706	41,135
MFS Strategic Income Series	51,213	50,643
MFS Total Return Series	52,359	53,360
MFS Utilities Series	39,004	40,456
MFS Value Series	39,706	41,135
Total	660,953	677,846

For the fiscal years ended December 31, 2008 and 2007, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2008	2007	2008	2007	2008	2007
Fees billed by Deloitte:
To MFS Core Equity Series	2,400	2,400	4,428	4,900	1,115	1,138
To MFS Emerging Growth Series	2,400	2,400	4,428	4,900	1,115	1,138
To MFS Global Equity Series	2,400	2,400	4,428	4,900	1,115	1,138
To MFS High Income Series	2,400	2,400	4,428	4,900	3,415	1,138
To MFS Investors Growth Stock Series	2,400	2,400	4,428	4,900	1,115	1,138
To MFS Investors Trust Series	2,400	2,400	4,428	4,900	1,115	1,138
To MFS Mid Cap Growth Series	2,400	2,400	4,428	4,900	1,115	1,138
To MFS Money Market Series	2,400	2,400	4,428	4,900	1,115	1,138
To MFS New Discovery Series	2,400	2,400	4,428	4,900	1,115	1,138
To MFS Research Bond Series	2,400	2,400	4,428	4,900	3,415	1,138
To MFS Research International Series	2,400	2,400	4,428	4,900	1,115	1,138
To MFS Research Series	2,400	2,400	4,428	4,900	1,115	1,138
To MFS Strategic Income Series	2,400	2,400	4,428	4,900	2,380	1,138
To MFS Total Return Series	2,400	2,400	4,428	4,900	1,115	1,138
To MFS Utilities Series	2,400	2,400	4,428	4,900	1,115	1,138

To MFS Value Series	2,400	2,400	4,428	4,900	1,115	1,138
Total fees billed by Deloitte To above Funds:	38,400	38,400	70,848	78,400	23,705	18,208
To MFS and MFS Related Entities of MFS Core Equity Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Emerging Growth Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Global Equity Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS High Income Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Investors Growth Stock Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Investors Trust Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Money Market Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS New Discovery Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Research Bond Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Research International Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Research Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Strategic Income Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Total Return Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Utilities Series*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Value Series*	1,256,504	1,189,135	0	0	223,140	366,217

Aggregate fees for non-audit services:

	2008	2007
To MFS Core Equity Series, MFS and MFS Related Entities#	1,537,412	1,776,165
To MFS Emerging Growth Series, MFS and MFS Related Entities#	1,537,412	1,776,165
To MFS Global Equity Series, MFS and MFS Related Entities#	1,537,412	1,776,165
To MFS High Income Series, MFS and MFS Related Entities#	1,539,712	1,776,165
To MFS Investors Growth Stock Series, MFS and MFS Related Entities#	1,537,412	1,776,165
To MFS Investors Trust Series, MFS and MFS Related Entities#	1,537,412	1,776,165
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	1,537,412	1,776,165
To MFS Money Market Series, MFS and MFS Related Entities#	1,537,412	1,776,165
To MFS New Discovery Series, MFS and MFS Related Entities#	1,537,412	1,776,165
To MFS Research Bond Series, MFS and MFS Related Entities#	1,539,712	1,776,165
To MFS Research International Series, MFS and MFS Related Entities#	1,537,412	1,776,165
To MFS Research Series, MFS and MFS Related Entities#	1,537,412	1,776,165
To MFS Strategic Income Series, MFS and MFS Related Entities#	1,538,677	1,776,165
To MFS Total Return Series, MFS and MFS Related Entities#	1,537,412	1,776,165
To MFS Utilities Series, MFS and MFS Related Entities#	1,537,412	1,776,165
To MFS Value Series, MFS and MFS Related Entities#	1,537,412	1,776,165

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: February 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: February 17, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 17, 2009

*	Print name and title of each signing officer under his or her signature.